Document And Entity Information	9 Months Ended
Sep. 30, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Sep 30, 2011
Entity Registrant Name	Renewable Energy Group, Inc.
Entity Central Index Key	0001463258
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
ASSETS
Cash and cash equivalents	$ 30,883	$ 4,259	$ 5,855
Restricted cash	2,268	2,667	2,156
Accounts receivable, net	38,150	18,801	12,162
Inventories	45,493	28,985	12,840
Prepaid expenses and other assets	18,633	3,933	4,689
Total current assets	135,427	58,645	37,702
Property, plant and equipment, net	184,053	166,391	124,429
Property, plant and equipment, net-variable interest entities	47,333	42,692
Goodwill	84,864	84,864	16,080
Intangible assets, net	4,417	3,169	7,203
Deferred income taxes	4,863	1,500	1,500
Investments	2,581	4,259	6,149
Other assets	8,729	7,821	7,495
Restricted cash	305	302
Total assets	472,572	369,643	200,558
LIABILITIES AND EQUITY (DEFICIT)
Revolving line of credit	10,550	9,550	350
Current maturities of notes payable	19,702	25,551	2,756
Current maturities of notes payable-variable interest entities	1,439
Accounts payable	20,842	14,237	14,133
Accrued expenses and other liabilities	16,151	3,549	4,197
Deferred revenue	1,039	9,339	5,480
Total current liabilities	69,723	62,226	26,916
Unfavorable lease obligation	10,446	11,293	11,783
Preferred stock embedded conversion feature derivatives	117,332	61,761	4,104
Seneca Holdco liability, at fair value	12,456	10,406
Notes payable	38,260	24,774	25,749
Notes payable-variable interest entities	39,415	36,250
Other liabilities	7,162	5,381	10,015
Total liabilities	294,794	212,091	78,567
Commitments and contingencies
Redeemable preferred stock		122,436	149,122
Equity (deficit):
Common stock ($.0001 par value; 140,000,000 shares authorized; 13,933,191 and 13,251,264 shares issued and outstanding at September 30, 2011 and December 31, 2010; 21,793,803 shares issued or outstanding, pro forma September 30, 2011)	1	1	1
Common stock - additional paid-in-capital	84,650	82,636	15,677
Warrants - additional paid-in-capital	3,698	4,820	4,619
Accumulated deficit	(51,560)	(52,341)	(60,905)
Total stockholders' equity (deficit)	36,789	35,116	(40,608)
Noncontrolling interests			13,477
Total equity (deficit)	36,789	35,116	(27,131)
Total liabilities and equity (deficit)	472,572	369,643	200,558
Pro Forma [Member]
ASSETS
Cash and cash equivalents	30,883
Restricted cash	2,268
Accounts receivable, net	38,150
Inventories	45,493
Prepaid expenses and other assets	18,633
Total current assets	135,427
Property, plant and equipment, net	184,053
Property, plant and equipment, net-variable interest entities	47,333
Goodwill	84,864
Intangible assets, net	4,417
Deferred income taxes	4,863
Investments	2,581
Other assets	8,729
Restricted cash	305
Preferred stock early redemption feature embedded derivative	2,419
Total assets	474,991
LIABILITIES AND EQUITY (DEFICIT)
Revolving line of credit	10,550
Current maturities of notes payable	19,702
Current maturities of notes payable-variable interest entities	1,439
Accounts payable	20,842
Accrued expenses and other liabilities	16,151
Deferred revenue	1,039
Total current liabilities	69,723
Unfavorable lease obligation	10,446
Preferred stock embedded conversion feature derivatives
Seneca Holdco liability, at fair value	12,456
Notes payable	38,260
Notes payable-variable interest entities	39,415
Other liabilities	7,162
Total liabilities	177,462
Commitments and contingencies
Equity (deficit):
Common stock ($.0001 par value; 140,000,000 shares authorized; 13,933,191 and 13,251,264 shares issued and outstanding at September 30, 2011 and December 31, 2010; 21,793,803 shares issued or outstanding, pro forma September 30, 2011)	2
Common stock - additional paid-in-capital	268,692
Warrants - additional paid-in-capital	147
Accumulated deficit	(54,360)
Total stockholders' equity (deficit)	214,481
Total liabilities and equity (deficit)	474,991
Series A Preferred Stock [Member]
LIABILITIES AND EQUITY (DEFICIT)
Redeemable preferred stock	140,989	122,436
Series A Preferred Stock [Member] | Pro Forma [Member]
LIABILITIES AND EQUITY (DEFICIT)
Redeemable preferred stock
Series B Preferred Stock [Member] | Pro Forma [Member]
LIABILITIES AND EQUITY (DEFICIT)
Redeemable preferred stock	$ 83,048

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2009	Sep. 30, 2011	Dec. 31, 2010
Accounts receivable, amounts owed by related parties	$ 2,328	$ 95	$ 1,146
Prepaid expenses and other assets, amounts paid to related parties	269
Notes payable, amounts owed by related parties		10,000
Accounts payable, amounts owed to related parties	5,415	3,987	3,827
Notes payable, amounts owed by related parties, noncurrent		214
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, shares authorized	140,000,000	140,000,000	140,000,000
Common stock, shares, issued		13,933,191	13,251,264
Common stock, shares, outstanding	7,829,557	13,933,191	13,251,264
Pro Forma [Member]
Common stock, shares, issued		21,793,803
Common stock, shares, outstanding		21,793,803
Series A Preferred Stock [Member]
Redeemable preferred stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Redeemable preferred stock, shares authorized	14,000,000	14,000,000	14,000,000
Redeemable preferred stock,shares outstanding	12,464,357	13,455,522	13,455,522
Redeemable preferred stock, redemption amount	247,587	222,016	222,016
Series B Preferred Stock [Member] | Pro Forma [Member]
Redeemable preferred stock, par value		$ 0.0001
Redeemable preferred stock, shares authorized		3,000,000
Redeemable preferred stock,shares outstanding		2,999,444
Redeemable preferred stock, redemption amount		$ 74,986

Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenues:
Biodiesel sales	$ 232,261	$ 62,285	$ 513,221	$ 139,170	$ 203,641	$ 91,870	$ 58,786
Biodiesel sales - related parties	1,664	680	5,125	2,939	4,261	17,157	10,723
Biodiesel government incentives	22,497		38,763	3,674	7,240	19,465	6,564
Total Biodiesel Sales	256,422	62,965	557,109	145,783	215,142	128,492	76,073
Services	80	131	96	529	653	1,888	4,143
Services - related parties		26	44	636	660	1,121	5,236
Total revenues	256,502	63,122	557,249	146,948	216,455	131,501	85,452
Costs of goods sold:
Biodiesel	126,987	20,882	264,398	49,119	81,125	73,994	39,387
Biodiesel - related parties	74,891	35,687	199,564	83,399	112,891	53,379	39,349
Services	79	68	121	310	516	1,177	4,470
Services - related parties				291	291
Total cost of goods sold	201,957	56,637	464,083	133,119	194,823	128,550	83,206
Gross profit	54,545	6,485	93,166	13,829	21,632	2,951	2,246
Selling, general, and administrative expenses (includes related party amounts)	11,045	5,782	25,134	16,599	22,187	25,565	24,048
Gain on sale of assets-related party						(2,254)
Impairment of assets		7,336		7,477	7,494	833	160
Income (Loss) from operations	43,500	(6,633)	68,032	(10,247)	(8,049)	(21,193)	(21,962)
Other income (expense), net:
Change in fair value of preferred stock conversion feature embedded derivatives	(38,483)	1,996	(55,571)	6,997	(8,208)	(2,339)	2,118
Change in fair value of interest rate swap	170	103	502	291	469	382	(1,413)
Change in fair value of Seneca Holdco liability	(977)	(1,773)	(2,500)	(2,144)	(4,179)
Other income (includes related party amounts)	69	346	211	618	956	3,147
Interest expense (includes related party amounts)	(2,183)	(1,483)	(5,642)	(3,218)	(4,940)	(2,414)	(1,902)
Interest income (includes related party amounts of $180 for the year ended December 31, 2010)					200	60	279
Impairment of investments				(400)	(400)	(200)	(1,400)
Total other income (expense)	(41,404)	(811)	(63,000)	2,144	(16,102)	(1,364)	(2,318)
Income (Loss) before income taxes and loss from equity investments	2,096	(7,444)	5,032	(8,103)	(24,151)	(22,557)	(24,280)
Income tax benefit (expense)	(4,752)		(4,752)	3,728	3,252	(45,212)	9,414
Income (Loss) from equity investments	649	(173)	501	(554)	(689)	(1,089)	(1,013)
Net Income (loss)	(2,007)	(7,617)	781	(4,929)	(21,588)	(68,858)	(15,879)
Less-net loss attributable to noncontrolling interest						7,953	2,788
Net loss attributable to the company					(21,588)	(60,905)	(13,091)
Effects of recapitalization				8,521	8,521
Less-accretion of preferred stock to redemption value	(6,477)	(5,367)	(18,553)	(21,613)	(27,239)	(44,181)	(26,692)
Less: undistributed dividends allocated to preferred stockholders	(3,221)	(2,961)	(9,467)	(7,034)	(10,027)	(14,036)	(11,145)
Net loss attributable to the company's common stockholders	$ (11,705)	$ (15,945)	$ (27,239)	$ (25,055)	$ (50,333)	$ (119,122)	$ (50,928)
Net loss per share attributable to common stockholders:
Basic	$ (0.85)	$ (1.28)	$ (2.02)	$ (2.22)	$ (4.28)	$ (15.35)	$ (7.67)
Diluted	$ (0.85)	$ (1.28)	$ (2.02)	$ (2.22)	$ (4.28)	$ (15.35)	$ (7.67)
Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	13,895,561	12,446,280	13,479,891	11,271,765	11,770,848	7,762,891	6,637,422
Diluted	13,895,561	12,446,280	13,479,891	11,271,765	11,770,848	7,762,891	6,637,422
Pro forma net loss per share attributable to common stockholders:
Basic	$ 1.31			$ 2.01	$ (0.41)
Diluted	$ 1.31			$ 2.01	$ (0.41)
Pro forma weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	21,756,173			21,340,503	19,631,460
Diluted	21,756,173			21,340,503	19,631,460

Consolidated Statements Of Operations (Parenthetical) (USD $) In Thousands, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Consolidated Statements Of Operations [Abstract]
Selling, general, and administrative expenses, related party amounts	$ 388	$ 445	$ 1,091	$ 1,259	$ 1,601	$ 1,836	$ 1,946
Other income, related party amounts				180		355
Interest expense, related party amounts	239	73	467	277	334	26
Interest income, related party					$ 180

Consolidated Statements Of Redeemable Preferred Stock And Equity (Deficit) (USD $) In Thousands, except Share data	Redeemable Preferred Stock [Member]	Common Stock [Member]	Common Stock - Additional Paid-In Capital [Member]	Warrants - Additional Paid-In Capital [Member]	Retained Earnings (Accumulated Deficit) [Member]	Noncontolling Interest [Member]	Total
BALANCE at Dec. 31, 2007	$ 43,707	$ 1	$ 62,629	$ 4,556	$ 25,723	$ 807	$ 93,716
BALANCE, shares at Dec. 31, 2007	8,578,945	5,333,460
Issuance of preferred stock, net of issuance cost for embedded derivative	34,208
Issuance of preferred stock, net of issuance cost for embedded derivative, shares	3,855,059
Issuance of common stock			5,081				5,081
Issuance of common stock, shares		2,388,097
Issuance of warrants			(63)	63
Contributions						22,820	22,820
Removal of noncontrolling interest as a result of deconsolidation						(602)	(602)
Stock compensation expense			3,574				3,574
Accretion of preferred stock to redemption value	26,692		(14,060)		(12,632)		(26,692)
Net income (loss)					(13,091)	(2,788)	(15,879)
BALANCE at Dec. 31, 2008	104,607	1	57,161	4,619		20,237	82,018
BALANCE, shares at Dec. 31, 2008	12,434,004	7,721,557
Issuance of preferred stock	334
Issuance of preferred stock, shares	30,353
Issuance of common stock			1,368				1,368
Issuance of common stock, shares		108,000
Stock compensation expense			2,522				2,522
Accretion of preferred stock to redemption value	44,181		(44,181)				(44,181)
Increase in Blackhawk Biofuels LLC members' equity from issuance of common stock			(1,193)			1,193
Net income (loss)					(60,905)	(7,953)	(68,858)
BALANCE at Dec. 31, 2009	149,122	1	15,677	4,619	(60,905)	13,477	(27,131)
BALANCE, shares at Dec. 31, 2009	12,464,357	7,829,557
Exchange of REG Holdco preferred stock, common stock, and common stock warrants	(158,475)	(1)	(6,324)	(4,619)			(10,944)
Exchange of REG Holdco preferred stock, common stock, and common stock warrants, shares	(12,464,357)	(7,829,557)
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of embedded derivatives	102,287	1	14,222	4,619			18,842
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of embedded derivatives, shares	13,164,357	7,549,557
Issuance of common stock in acquisitions, net of issue cost			79,305				79,305
Issuance of common stock in acquisitions, net of issue cost, shares		5,501,707
Issuance of preferred stock in acquistions, net of embedded derivatives	2,263
Issuance of preferred stock in acquistions, net of embedded derivatives, shares	291,165
Issuance of warrants in acquisitions				1,269			1,269
Issuance of common stock			3,015				3,015
Issuance of common stock, shares		200,000
Conversion of warrants to restricted stock units			1,068	(1,068)
Blackhawk Biofuels LLC deconsolidation transition adjustment			1,192		30,152	(13,477)	17,867
Stock compensation expense			835				835
Accretion of preferred stock to redemption value	21,613		(21,613)				(21,613)
Net income (loss)					(4,929)		(4,929)
BALANCE at Sep. 30, 2010	116,810	1	87,377	4,820	(35,682)		56,516
BALANCE, shares at Sep. 30, 2010	13,455,522	13,251,264
BALANCE at Dec. 31, 2009	149,122	1	15,677	4,619	(60,905)	13,477	(27,131)
BALANCE, shares at Dec. 31, 2009	12,464,357	7,829,557
Derecognition of REG Holdco preferred stock, common stock, and common stock warrants	(158,475)	(1)	(6,324)	(4,619)			(10,944)
Derecognition of REG Holdco preferred stock, common stock, and common stock warrants, shares	(12,464,357)	(7,829,557)
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of embedded derivatives	102,287	1	14,222	4,619			18,842
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of embedded derivatives, shares	13,164,357	7,549,557
Issuance of common stock in acquisitions, net of issue cost			79,305				79,305
Issuance of common stock in acquisitions, net of issue cost, shares		5,501,707
Issuance of preferred stock in acquistions, net of embedded derivatives	2,263
Issuance of preferred stock in acquistions, net of embedded derivatives, shares	291,165
Issuance of warrants in acquisitions				1,269			1,269
Issuance of common stock			3,015				3,015
Issuance of common stock, shares		200,000
Conversion of warrants to restricted stock units			1,068	(1,068)
Blackhawk Biofuels LLC deconsolidation transition adjustment			1,192		30,152	(13,477)	17,867
Stock compensation expense			1,720				1,720
Accretion of preferred stock to redemption value	27,239		(27,239)				(27,239)
Net income (loss)					(21,588)		(21,588)
BALANCE at Dec. 31, 2010	122,436	1	82,636	4,820	(52,341)		35,116
BALANCE, shares at Dec. 31, 2010	13,455,522	13,251,264
Issuance of common stock in acquisitions, net of issue cost			16,350				16,350
Issuance of common stock in acquisitions, net of issue cost, shares		673,544
Warrants exercised			128	(80)			48
Warrants exercised, shares		8,383
Warrants expired			1,042	(1,042)
Stock compensation expense			3,047				3,047
Accretion of preferred stock to redemption value	18,553		(18,553)				(18,553)
Net income (loss)					781		781
BALANCE at Sep. 30, 2011	$ 140,989	$ 1	$ 84,650	$ 3,698	$ (51,560)		$ 36,789
BALANCE, shares at Sep. 30, 2011	13,455,522	13,933,191

Consolidated Statements Of Redeemable Preferred Stock And Equity (Deficit) (Parenthetical) (USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2008
Issuance of preferred stock, issuance cost			$ 246
Issuance of preferred stock, embedded derivatives			302
Issuance of common stock, issue cost			234
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, embedded derivatives	52,394	52,394
Issuance Of Stocks For Acquisitions [Member]
Issuance of preferred stock, embedded derivatives	1,158	1,158
Issuance of common stock, issue cost	$ 862	$ 862

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net income (loss)	$ 781	$ (4,929)	$ (21,588)	$ (68,858)	$ (15,879)
Adjustments to reconcile net income (loss) to net cash flows from operating activities:
Depreciation expense	5,245	3,673	5,291	4,438	1,798
Amortization expense of assets and liabilities, net	1,252	369	637	1,334	(716)
Gain on sale of property, plant & equipment				(2,254)	(127)
Provision (benefit) for doubtful accounts	1,349	64	105	(1,432)	740
Stock compensation expense	3,047	491	1,376	2,522	3,574
(Income) loss from equity method investees	(501)	554	689	1,089	1,013
Deferred tax expense (benefit)	(3,363)	(3,728)	(3,252)	45,212	(8,268)
Impairment of intangible assets		7,336	7,336
Impairment of investments		400	400	200	1,400
Impairment of long lived assets		141	158	833	160
Change in fair value of preferred stock conversion feature embedded derivatives	55,571	(6,997)	8,208	2,339	(2,118)
Change in fair value of Seneca Holdco liability	2,050	2,044	3,742
Distributions received from equity method investees		50	100	110	363
Expense settled with stock issuance				334	867
Changes in asset and liabilities, net of effects from mergers and acquisitions:
Accounts receivable	(20,698)	4,709	(4,876)	(3,671)	10,585
Inventories	(16,430)	(71)	(15,937)	(1,045)	2,162
Prepaid expenses and other assets	(14,578)	666	1,866	2,915	362
Accounts payable	5,124	(5,913)	(3,378)	3,443	(1,346)
Accrued expenses and other liabilities	12,411	143	671	(1,087)	2,718
Deferred revenue	(8,300)	(4,599)	3,859	5,480
Billings in excess of costs and estimated earnings on uncompleted contracts				(111)	(924)
Net cash flows from operating activities	22,960	(5,597)	(14,593)	(8,209)	(3,636)
Cash flows from investing activities:
Cash paid for purchase of property, plant and equipment	(2,293)	(3,929)	(4,550)	(7,350)	(67,235)
Proceeds from the sale of fixed assets		320	303	3,032	1,315
Change in restricted cash	396	(525)	(513)	4,689	15,904
Cash received from escrow for purchase of investments					500
Cash provided through Blackhawk transaction					2,225
Cash provided through USBG acquisition					16,895
Return of investment in Bell, LLC					4,223
Consolidation of Bell, LLC	22
Deconsolidation of Blackhawk		(206)	(206)
Cash provided through Blackhawk acquisition		1	1
Cash provided through Central Iowa Energy acquisition		403	403
Net cash flows from investing activities	(1,875)	(3,936)	(4,562)	371	(26,173)
Cash flows from financing activities:
Borrowings on line of credit	1,000	5,500	9,400	880	5,522
Repayments on line of credit		(160)	(750)	(1,822)	(4,230)
Cash received for issuance of note payable from related party	10,000
Cash received for issuance of note payable				100	28,821
Cash paid on notes payable	(3,517)	(1,205)	(2,109)	(776)	(3,270)
Cash proceeds from investment in Seneca Landlord		4,000	4,000
Cash received from issuance of common stock to ARES Corporation		8,000	8,000
Cash received upon exercise of warrants	48
Cash paid for issuance cost of common and preferred stock			(280)		(480)
Cash paid for pending issuance of common and preferred stock	(1,293)	(280)
Cash paid for debt issuance costs	(699)	(691)	(702)		(208)
Net cash flows from financing activities	5,539	15,164	17,559	(1,618)	26,155
Net change in cash and cash equivalents	26,624	5,631	(1,596)	(9,456)	(3,654)
Cash and cash equivalents, Beginning of period	4,259	5,855	5,855	15,311	18,965
Cash and cash equivalents, End of period	30,883	11,486	4,259	5,855	15,311
Supplemental disclosures of cash flows information:
Cash received (paid) for income taxes	420	579	584	2,827	2,535
Cash paid for interest	4,086	3,000	4,226	2,128	2,582
Supplemental disclosure of non-cash investing and financing activities:
Effects of recapitalization		8,521	8,521
Accretion of preferred stock to redemption value	18,553	21,613	27,239	44,181	26,692
Amounts included in period-end accounts payable for:
Purchases of property, plant and equipment	680	47	192	38	1,020
Debt issuance costs	43
Equity issuance costs	964
Incentive common stock liability for supply agreement	1,388
Equity method investment received from REG, LLC					63
Removal of cost method investee as a result of consolidation		1,000	1,000
Issuance of common stock for debt financing cost		3,015	3,015
Reduction of accounts payable in exchange for assets					773
Removal of equity method investee as a result of consolidation	1,613	3,969	3,969		2,000
Property, plant and equipment acquired through the assumption of liabilities		39,314	39,314
Issuance of restricted stock units for equity issuance cost		582	582
Assets (liabilities) acquired through consolidation of 416 Bell, LLC
Cash	22
Property, plant and equipment	5,881
Other noncurrent assets	4
Other current liabilities	(17)
Debt	(4,757)
Other noncurrent liabilities	(567)
Removal of equity method investee as a result of consolidation	566
Assets (liabilities) acquired through the issuance of stock:
Cash		8,404	8,404
Restricted cash		2,302	2,302		22,749
Other current assets	78	1,342	1,342		61
Property, plant, and equipment	18,886	89,597	89,597		9,420
Goodwill		69,059	68,784
Intangible assets		5,895	3,027		410
Deferred tax assets					27,383
Other noncurrent assets		231	231	1,359	67
Line of credit		(900)	(900)
Other current liabilities		(5,548)	(5,548)		(3,059)
Debt	(1,001)	(72,668)	(72,668)
Unfavorable lease obligation					(12,128)
Noncontrolling interest					(24,820)
Other noncurrent liabilities		(11,729)	(11,454)
Fair value of contingent consideration		(2,868)
Fair value of investment prior to allocation	(1,613)
Assets (liabilities) acquired through the issuance of stock	$ 16,350	$ 83,117	$ 83,117	$ 1,359	$ 20,083

Organization, Presentation, And Nature Of The Business	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Presentation, And Nature Of The Business [Abstract]
Organization, Presentation, And Nature Of The Business

Note 1—Organization, Presentation, and Nature of The Business

The consolidated financial statements have been prepared by Renewable Energy Group, Inc. and its subsidiaries (the Company), without audit, pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (SEC). Certain information and footnote disclosures normally included in annual financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) have been condensed or omitted as permitted by such rules and regulations. All adjustments, consisting of normal recurring adjustments, have been included. Management believes that the disclosures are adequate to present fairly the financial position, results of operations and cash flows at the dates and for the periods presented. These interim financial statements should be read in conjunction with the consolidated financial statements and the notes thereto appearing in the Company's latest annual report on Form 10-K. Results for interim periods are not necessarily indicative of those to be expected for the fiscal year.

As of September 30, 2011, the Company owned biodiesel production facilities with a total of 212 million gallons per year (mmgy) of nameplate production capacity, which includes a 60 mmgy biodiesel facility in Seneca, Illinois leased by the Company from a consolidated Variable Interest Entity (VIE).

On February 26, 2010, the Company merged with Blackhawk Biofuels, LLC (Blackhawk) adding a biodiesel production facility with 45 mmgy of production capacity. On March 8, 2010 the Company acquired substantially all of the assets and liabilities of Central Iowa Energy, LLC (CIE) adding a biodiesel production facility with 30 mmgy of production capacity. On April 9, 2010 the Company entered into a series of agreements related to the asset purchase agreement with Nova Biofuels, Inc. (Nova) that resulted in the consolidation of a VIE, Seneca Landlord, LLC (Landlord). Landlord's primary asset includes a biodiesel production facility with a 60 mmgy production capacity. On July 15, 2010, the Company acquired certain assets from Tellurian Biodiesel, Inc. (Tellurian) and American BDF, LLC (ABDF). ABDF was a joint venture owned by Golden State Service Industries, Restaurant Technologies, Inc. (RTI) and Tellurian. Finally, on September 21, 2010 the Company acquired substantially all of the assets of Clovis Biodiesel, LLC (Clovis) consisting primarily of a partially completed biodiesel production facility. Finally, on July 12, 2011, the Company and REG Albert Lea, LLC (REG Albert Lea), a subsidiary of the Company, acquired substantially all the assets and certain liabilities of SoyMor Cooperative and SoyMor Biodiesel, LLC (collectively known as Soymor). The acquisition added a biodiesel production facility located in Albert Lea, Minnesota with 30 mmgy of production capacity. See "Note 5 – Acquisitions" for a description of the acquisition.

Prior to February 26, 2010, the Company refers to the business, results of operations and cash flows of REG Biofuels, Inc. (Biofuels), which is considered the accounting predecessor to the Company. For the period after February 26, 2010, the Company refers to the business, results of operations and cash flows of Renewable Energy Group, Inc. (formerly, REG Newco, Inc.) and its consolidated subsidiaries, including Biofuels, REG Danville, LLC (REG Danville) and REG Newton, LLC.

In 2007, the Company commenced construction of a 60 mmgy production capacity facility near New Orleans, Louisiana and a 60 mmgy production capacity facility in Emporia, Kansas. In 2008, the Company halted construction of these facilities as a result of conditions in the biodiesel industry and the credit markets. The Company continues to pursue financing and intends to finish the New Orleans, Louisiana facility, which is approximately 45% complete, and the facility in Emporia, Kansas, which is approximately 20% complete, when industry conditions improve and financing becomes available. A city incentive package for the Emporia construction project was renewed until July 1, 2013. Additionally, as a result of halting construction, the Company performed an analysis to evaluate if the assets under construction were impaired. Based on the projected undiscounted cash flows of the projects, the Company determined that no impairment has occurred. The Company continues to be in discussions with lenders in an effort to obtain financing for facilities under construction and capital improvement projects.

During 2007, the Company invested in 416 South Bell, LLC (Bell, LLC), whereby the Company owns 50% of the outstanding units. Bell, LLC owns and leases to the Company its corporate office building located in Ames, Iowa. On January 1, 2011, the Company determined it was the primary beneficiary of Bell, LLC and consolidated Bell, LLC into the Company's financial statements in accordance with ASC Topic 810, Consolidation (ASC Topic 810). See "Note 6—Variable Interest Entities" for a description of the consolidation.

As of September 30, 2011, the Company did not manage any biodiesel production facilities owned by independent investment groups.

Note 1—Organization, Presentation, and Nature of the Business

On February 26, 2010, Renewable Energy Group, Inc. (the Company) (formerly known as REG Newco, Inc.) completed its acquisitions of REG Biofuels, Inc. (Biofuels) (formerly known as Renewable Energy Group, Inc. and REG Intermediate Holdco, Inc.) and Blackhawk Biofuels, LLC (Blackhawk) and on March 8, 2010 the Company completed its asset purchase of Central Iowa Energy, LLC (CIE) (collectively, the Acquisitions).

On February 26, 2010, a wholly owned subsidiary of the Company was merged with and into Biofuels (the Biofuels Merger). As a result of the Biofuels Merger, each share of Biofuels' common stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Company's common stock, $.0001 par value per share (the Common Stock), and each share of the Biofuels' preferred stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Company's Series A Preferred Stock, $.0001 par value per share (the Series A Preferred Stock).

Also on February 26, 2010, a wholly owned subsidiary of the Company was merged with and into Blackhawk (the Blackhawk Merger). Blackhawk was renamed REG Danville, LLC (REG Danville) immediately following the merger. As a result of the Blackhawk Merger, each outstanding Blackhawk Series A Unit (other than such units held by Biofuels or any affiliate of Biofuels) was converted into 0.1792 shares of Common Stock and 0.0088 shares of Series A Preferred Stock. Each outstanding warrant for the purchase of Series A Units of Blackhawk became a warrant for the purchase of shares of Common Stock, with the number of shares and exercise price per share adjusted based on the 0.1792 common shares exchange ratio. The former members of Blackhawk received 132,680 shares of Series A Preferred Stock, 2,701,261 shares of Common Stock and 134,370 warrants. See "Note 6—Acquisitions and Equity Transactions" for a description of the acquisition and its accounting treatment.

On March 8, 2010, the Company acquired substantially all of the assets and liabilities of CIE (CIE Asset Purchase) in exchange for an aggregate of 1,701,132 shares of Common Stock and 158,485 shares of Series A Preferred Stock. The assets and liabilities were acquired from CIE by REG Newton, LLC (REG Newton), a wholly owned subsidiary of the Company. See "Note 6—Acquisitions and Equity Transactions" for a description of the acquisition and its accounting treatment.

On April 9, 2010, the Company entered into a series of agreements related to the asset purchase agreement with Nova Biosource Fuels, Inc. See "Note 6—Acquisitions and Equity Transactions" for a description of the acquisition and its accounting treatment.

On July 16, 2010, the Company acquired certain assets from Tellurian Biodiesel, Inc. (Tellurian) and American BDF, LLC (ABDF). ABDF was a joint venture owned by Golden State Service Industries, Restaurant Technologies, Inc. (RTI) and Tellurian Biodiesel. See "Note 6—Acquisitions and Equity Transactions" for a description of the acquisition and its accounting treatment.

On September 21, 2010, the Company acquired substantially all of the assets of Clovis Biodiesel, LLC (Clovis), a wholly owned subsidiary of ARES Corporation, and received $8,000 cash in exchange for the Company's Common Stock. See "Note 6—Acquisitions and Equity Transactions" for a description of the acquisition and its accounting treatment.

Prior to February 26, 2010, the Company refers to the business, results of operations and cash flows of Biofuels, which is considered the accounting predecessor to the Company. For the period after February 26, 2010, the Company refers to the business, results of operations and cash flows of Renewable Energy Group, Inc. (formerly, REG Newco, Inc.) and its consolidated subsidiaries, including Biofuels, REG Danville, and REG Newton.

Nature of business

As of December 31, 2010, the Company owned biodiesel production facilities with a total of 182 million gallons per year (mmgy) of production capacity, which includes a 60 mmgy biodiesel facility in Seneca, Illinois leased by the Company from a consolidated variable interest entity (see Note 6—Acquisitions and Equity Transactions).

In 2007, the Company commenced construction of a 60 mmgy production capacity facility near New Orleans, Louisiana and a 60 mmgy production capacity facility in Emporia, Kansas. In 2008, the Company halted construction of these facilities as a result of conditions in the biodiesel industry and the credit markets. The Company continues to pursue financing and intends to finish the New Orleans, Louisiana facility, which is approximately 50% complete, and the facility in Emporia, Kansas, which is approximately 20% complete, when industry conditions improve and financing becomes available. In September 2010, the Company purchased the assets of Clovis which includes a partially completed 15 mmgy biodiesel plant located in Clovis, New Mexico. The plant is approximately 70% complete. The Company continues to be in discussions with lenders in an effort to obtain financing for facilities under construction and capital improvement projects. The city incentive package for the Emporia construction project has been renewed for an additional three years starting July 1, 2010. Additionally, as a result of halting construction, the Company performed an analysis to evaluate if the assets under construction were impaired. Based on the projected undiscounted cash flows of the projects the Company determined that no impairment has occurred.

As of December 31, 2010, the Company managed one other biodiesel production facility owned primarily by an independent investment group with an aggregate of 30 mmgy capacity (hereafter referred to as Network Plant). For this facility, the Company has entered into an agreement to manage the facility while the investment group determines how to raise capital for production facility upgrades. In 2009, the Company provided notice to five networks facilities that it would be terminating services under the Management and Operational Services Agreement (MOSA) twelve months from the date notice was provided as permitted by the MOSAs. Of the five cancellation notices given in 2009, three facilities did not renew their MOSA, the Company is managing one while the facility is working on raising capital and another facility was purchased through an asset purchase agreement.

The biodiesel industry and the Company's business have relied on the continuation of certain federal and state incentives and mandates. On December 17, 2010, Congress reinstated the federal biodiesel tax credit retroactive to January 1, 2010 with an expiration date of December 31, 2011. Current incentives to the biodiesel industry may not continue beyond their scheduled expiration date or, if they continue, the incentives may not be at the same level. The revocation or amendment of any one or more of those laws, regulations or programs could adversely affect the financial results of the Company. Revenues include amounts related to federal subsidies and regulatory support totaling $7,240, $19,465 and $6,564 for the years ended December 31, 2010, 2009 and 2008, respectively.

Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

Note 2—Summary of Significant Accounting Policies

Basis of Consolidation

The accompanying condensed consolidated financial statements include the accounts of the Company, consolidated with the accounts of all of its subsidiaries and affiliates in which the Company holds a controlling financial interest as of the financial statement date. Normally, a controlling financial interest reflects ownership of a majority of the voting interests. Other factors considered in determining whether a controlling financial interest is held include whether the Company possesses the authority to purchase or sell assets or make other operating decisions that significantly affect the entity's results of operations and whether the Company is the primary beneficiary of the economic benefits and financial risks of the entity. Intercompany accounts and transactions have been eliminated.

Pro Forma for Recapitalization

The pro forma balance sheet and earnings per share (EPS) gives effect to the one-time conversion of Series A Preferred Stock and certain common stock warrants into 7,660,612 shares of newly-issued Common Stock and 2,999,444 shares of $74,986 aggregate liquidation preference Series B Preferred Stock with cumulative dividends of 4.50% per annum. On June 30, 2015, each holder of Series B Preferred stock will have the right to require us to redeem its shares at the Redemption Price. At any time following the expiration of the underwriters' lock-up period described under the section entitled "Underwriting", in the prospectus, which we refer to as the lock-up expiration date, the holder of any shares of Series B Preferred Stock will have the right to convert such shares, together with accumulated and unpaid dividends (whether or not declared) into shares of Common Stock at the conversion rate in effect at such time. If, at any time following the lock-up expiration date, the closing sale price of the Common Stock exceeds certain pricing thresholds, then we may, at our option, cause up to all of the then outstanding shares of Series B Preferred Stock (and corresponding accumulated and unpaid dividends) to be converted into shares of our Common Stock at the then-applicable conversion rate.

Accounts receivable

Accounts receivable are carried on a gross basis, less allowance for doubtful accounts. Management estimates the allowance for doubtful accounts based on existing economic conditions, the financial conditions of customers and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Past due accounts are generally written off against the allowance for doubtful accounts only after reasonable collection attempts have been exhausted.

Inventories

Inventories consist of raw materials, work in process and finished goods and are valued at the lower of cost or market. Inventory values as of September 30, 2011 and December 31, 2010 include adjustments to reduce inventory to the lower of cost or market in the amount of $129 and $35, respectively. Cost is determined based on the first-in, first-out method.

Valuation of preferred stock conversion feature embedded derivatives

The Series A Preferred Stock terms provide for voluntary and, under certain circumstances, automatic conversion of the Series A Preferred Stock to Common Stock based on a prescribed formula. In addition, shares of Series A Preferred Stock are subject to redemption at the election of the holder beginning February 26, 2014. The redemption price is equal to the greater of (i) an amount equal to $13.75 per share of Series A Preferred Stock plus any and all accrued dividends, not to exceed $16.50 per share, or (ii) the fair market value of the Series A Preferred Stock. In accordance with ASC Topic 815, Derivatives and Hedging (ASC Topic 815), the Company is required to bifurcate and account for as a separate liability certain derivatives embedded in its contractual obligations. An "embedded derivative" is a provision within a contract, or other instrument, that affects some or all of the cash flows or the value of that contract, similar to a derivative instrument. Essentially, the embedded provision within the contract contains all of the attributes of a free-standing derivative, such as an underlying market variable, a notional amount or payment provision and can be settled "net," but the contract, in its entirety, does not meet the ASC Topic 815 definition of a derivative.

The Company has determined that the conversion feature of the Series A Preferred Stock is an embedded derivative because the redemption feature allows the holder to redeem Series A Preferred Stock for cash at a price which can vary based on the fair market value of the Series A Preferred Stock, which effectively provides the holders with a mechanism to "net settle" the conversion option. Consequently, the embedded conversion option must be bifurcated and accounted for separately because the economic characteristics of this conversion option are not considered to be clearly and closely related to the economic characteristics of the Series A Preferred Stock, which is considered more akin to a debt instrument than equity.

Upon issuance of the Series A Preferred Stock, the Company recorded a liability representing the estimated fair value of the right of holders of the Series A Preferred Stock to receive the fair market value of the Common Stock issuable upon conversion of the Series A Preferred Stock on the redemption date. This liability is adjusted each quarter based on changes in the estimated fair value of such right, and a corresponding income or expense is recorded in change in fair value of the Series A Preferred Stock conversion feature embedded derivatives in the Company's statements of operations.

The Company uses the option pricing method to value the embedded derivative. The Company used the Black-Scholes options pricing model to estimate the fair value of the conversion option embedded in each series of Biofuels preferred stock prior to February 26, 2010 and the Series A Preferred Stock as of and subsequent to February 26, 2010. The Black-Scholes options pricing model requires the development and use of highly subjective assumptions. These assumptions include the expected volatility of the value of the Company's equity, the expected conversion date, an appropriate risk-free interest rate and the estimated fair value of the Company's equity. The expected volatility of the Company's equity is estimated based on the volatility of the value of the equity of publicly traded companies in a similar industry and general stage of development as the Company. The expected term of the conversion option is based on the period remaining until the contractually stipulated redemption date of February 26, 2014. The risk-free interest rate is based on the yield on U.S. Treasury STRIPs with a remaining term equal to the expected term of the conversion option. The development of the estimated fair value of the Company's equity is discussed below in "Valuation of the Company's Equity."

The significant assumptions utilized in the Company's valuation of the embedded derivative are as follows:

	September 30, 2011	December 31, 2010
Expected volatility	40.00%	40.00%
Risk-free rate	2.70%	4.10%

Valuation of Seneca Holdco liability

Associated with the Company's transaction with Nova Biosource Fuels, LLC, the Company has the option to purchase (Call Option) and Seneca Holdco, LLC (Seneca Holdco) has the option to require the Company to purchase (Put Option) the membership interest of Landlord whose assets consist primarily of a biodiesel plant located in Seneca, Illinois. Both the Put Option and the Call Option have a term of seven years and are exercisable by either party at a price based on a pre-defined formula. The Company has determined the fair value of the amounts financed by Seneca Holdco, the Put Option and the Call Option using an option pricing model. The fair value represents the probability weighted present value of the gain, or loss, that is realized upon exercise of each option. The option pricing model requires the development and use of highly subjective assumptions. These assumptions include (i) the value of Landlord's equity, (ii) expectations regarding future changes in the value of Landlord's equity, (iii) expectations about the probability of either option being exercised, including the Company's ability to list its securities on an exchange or complete a public offering and (iv) an appropriate risk-free rate. Company management considered current public equity markets, relevant regulatory issues, industry conditions and the Company's position within the industry when estimating the probability that the Company will raise additional capital. Differences in the estimated probability and timing of this event along with current available working capital may significantly impact the fair value assigned to the Seneca Holdco liability as management has determined it is not likely that the Put Option will become exercisable in the absence of these events.

The significant assumptions utilized in the Company's valuation of the Seneca Holdco liability are as follows:

	September 30, 2011	December 31, 2010
Expected volatility	50.00%	50.00%
Risk-free rate	2.70%	2.45%
Probability of IPO	75.00%	70.00%

Preferred stock accretion

Beginning October 1, 2007, the date that the Company determined that there was a more than remote likelihood that the then issued and outstanding preferred stock would become redeemable, the Company commenced accretion of the carrying value of the preferred stock over the period until the earliest redemption date, which is August 1, 2011, to the Biofuels preferred stock's redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the state of the public equity markets which was restricting the Company's ability to execute a qualified public offering, the Company's historical operating results and the volatility in the biodiesel industry which resulted in lower projected profitability. Prior to October 1, 2007, the Company had determined that it was not probable that the preferred stock would become redeemable; therefore, the carrying value was not adjusted in accordance with ASC Topic 480-10-S99, Classification and Measurement of Redeemable Securities (ASC Topic 480-10-S99).

On February 26, 2010, the date the Company determined that there was a more than remote likelihood that the Series A Preferred Stock would become redeemable, the Company commenced accretion of the carrying value of the Series A Preferred Stock over the period until the earliest redemption date (February 26, 2014) to the Series A Preferred Stock's redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based on the state of the public equity markets at the time which was restricting the Company's ability to execute a qualified public offering, the Company's historical operating results and the volatility in the biodiesel industry which have resulted in lower projected profitability.

Accretion of $6,477 and $18,553 for the three and nine months ended September 30, 2011, respectively, and $5,367 and $21,613 for the three and nine months ended September 30, 2010, respectively, has been recognized as a reduction to income available to common stockholders in accordance with paragraph 15 of ASC Topic 480-10-S99.

Valuation of the company's equity

The Company considered three generally accepted valuation approaches to estimate the fair value of the aggregate equity of the Company: the income approach, the market approach and the cost approach. Ultimately, the estimated fair value of the aggregate equity of the Company was developed using the Income Approach—Discounted Cash Flow (DCF) method.

Material underlying assumptions in the DCF analysis include the gallons produced and managed, gross margin per gallon, expected long-term growth rates and an appropriate discount rate. Gallons produced and managed as well as the gross margin per gallon were determined based on historical and forward-looking market data.

The discount rate used in the DCF analysis is based on macroeconomic, industry and Company-specific factors and reflects the perceived degree of risk associated with realizing the projected cash flows. The selected discount rate represents the weighted average rate of return that a market participant investor would require on an investment in the Company's debt and equity. The percent of total capital assumed to be comprised of debt and equity when developing the weighted average cost of capital was based on a review of the capital structures of the Company's publicly traded industry peers. The cost of debt was estimated utilizing the adjusted average Baa-rated corporate bond rate during the previous 12 months representing a reasonable market participant rate based on the Company's publicly traded industry peers. The Company's cost of equity was estimated utilizing the capital asset pricing model, which develops an estimated market rate of return based on the appropriate risk-free rate adjusted for the risk of the alternative energy industry relative to the market as a whole, an equity risk premium and a company specific risk premium. The risk premiums included in the discount rate were based on historical and forward looking market data.

Discount rates utilized in the Company's DCF model are as follows:

	September 30, 2011	December 31, 2010
Discount rate	18.00%	16.00%

Valuations derived from this model are subject to ongoing verification and review. Selection of inputs involves management's judgment and may impact net income. This analysis is performed on a regular basis and takes into account factors that have changed from the last measurement date or the time of the last Common Stock issuance. Other factors affecting our assessment of price include recent purchases or sales of our Common Stock, if available.

Non-monetary exchanges

The Company records assets acquired and liabilities assumed through the exchange of non-monetary assets based on the fair value of the assets and liabilities acquired or the fair value of the consideration exchanged, whichever is more readily determinable.

Property, plant and equipment

Property, plant and equipment is recorded at cost, including applicable construction-period interest, less accumulated depreciation. Maintenance and repairs are expensed as incurred. Depreciation expense is computed on a straight-line method based upon estimated useful lives of the assets. Estimated useful lives are as follows:

Automobiles and trucks	5 years
Computers and office equipment	5 years
Office furniture and fixtures	7 years
Machinery and equipment	5-30 years
Leasehold improvements	the lesser of the lease term or 30 years
Buildings and improvements	30-40 years

Goodwill

The Company accounts for goodwill in accordance with ASC Topic 350, Intangibles—Goodwill and Other. Goodwill is reviewed for impairment by reporting unit annually on July 31 or between annual periods when management believes impairment indicators exist. If the carrying value of the reporting unit goodwill is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the reporting unit goodwill. Fair value is determined using a discounted cash flow methodology involving a significant level of judgment in the assumptions used. Changes to the Company's strategy or market conditions could significantly impact these judgments and require adjustments to recorded amounts of goodwill. The annual impairment test determined that the fair value at each of the reporting units exceeded its carrying value by significant margins. There was no impairment of goodwill recorded in the periods presented.

Impairment of assets

The Company reviews long-lived assets, including property, plant and equipment and definite-lived assets, for impairment in accordance with ASC Topic 360, Property, Plant and Equipment. Asset impairment charges are recorded for long-lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, an impairment charge is recorded for the amount by which the carrying amount of the assets exceeds its fair value. Fair value is determined by management estimates using discounted cash flow calculations.

There were no asset impairment charges for the nine months ended September 30, 2011.

During the three months ended September 30, 2010, the raw material supply agreements for the New Orleans and Emporia facilities were cancelled. The original agreements were recorded as an intangible asset in the amount of $7,025. As a result of the cancellations, the full amount was charged off.

The Company also impaired deferred financing costs related to the New Orleans facility GoZone bonds. The Company determined that it was not probable that the GoZone bond allocation would be extended past the December 14, 2010 deadline or that the bonds would be issued prior to that deadline, and accordingly, the Company returned its allocation prior to the deadline. The amount of the impairment for the three months ended September 30, 2010 was $311.

Total asset impairment charges of $7,477 were recorded for the nine months ended September 30, 2010.

Other noncurrent assets

Other noncurrent assets include costs related to the issuance of debt, spare parts inventory and a raw material supply agreement. The debt issuance costs are amortized to interest expense over the life of the related debt agreement. The supply agreement is amortized over the term of the agreement according to the volume of feedstock used in operation.

Revenue recognition

The Company recognizes revenues from the following sources:

·

the sale of biodiesel and its co-products, as well as Renewable Identification Numbers (RINs) and raw material feedstocks, purchased by us or produced by us at owned and leased manufacturing facilities and manufacturing facilities with which we have tolling arrangements

·	fees received under toll manufacturing agreements with third parties

·	fees received from federal and state incentive programs for renewable fuels

·	fees received for the marketing and sales of biodiesel produced by third parties and from managing operations of third party facilities

Biodiesel and raw material feedstock revenues are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Fees received under toll manufacturing agreements with third parties are generally established as an agreed upon amount per gallon of biodiesel produced. The fees are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Revenues associated with the governmental incentive programs are recognized when the amount to be received is determinable, collectability is reasonably assured and the sale of product giving rise to the incentive has been recognized. In September 2011, the Company received funds from the United States Department of Agriculture (USDA) in the amount of $9,913. These funds were received in connection with the Company's application under the USDA's Advanced Biofuel Program (the Program) which supports production of advanced biofuels by providing payments to eligible producers. Funds to be received under the Program are allocated to the Company based on its proportionate eligible biofuels production and available funds. Due to the uncertainty of the amounts to be received, the Company does not record amounts until it has received notification of a payment from the USDA or is in receipt of the funds. The Company has recorded awards under the Program in "Biodiesel government incentives" as they are closely associated with the Company's biodiesel production activities.

Fees for managing ongoing operations of third party plants, marketing biodiesel produced by third party plants and from other services are recognized as services are provided. The Company also has performance-based incentive agreements that are included as management service revenues. These performance incentives are recognized as revenues when the amount to be received is determinable and collectability is reasonably assured.

During 2010, the Company acted as a sales agent for certain third parties, thus the Company recognized these revenues on a net basis in accordance with ASC Topic 605-45, Revenue Recognition (ASC Topic 605-45).

Stock-based compensation

The Company has two stock incentive plans. Eligible award recipients are employees, non-employee directors and advisors who provide service to the Company. The Company accounted for stock-based compensation in accordance with ASC Topic 718, Stock Compensation (ASC Topic 718). Compensation expense of $1,067 and $3,047 for the three and nine months ended September 30, 2011, respectively, and $423 and $491 for the three and nine months ended September 30, 2010, respectively, was recorded for stock options and restricted stock units awarded to employees and non-employee directors in return for services. Compensation expense is measured at the grant-date fair value of the award and recognized as compensation expense over the vesting period.

On September 23 2011, the Company granted 99,033 shares of restricted stock units to employees in return for services under the 2009 Stock Incentive Plan. The restricted stock units will vest at the earlier of the stated service condition of three years or performance conditions, which include a change in control or other common stock liquidity events. As of September 30, 2011, compensation expense related to the non-vested portion to be recognized over the remaining periods is $3,318. In September 2011, the Company awarded Daniel J. Oh 400,000 restricted stock units in connection with his appointment as the Company's Chief Executive Officer. Related to these restricted stock units, 200,000 were granted on September 28, 2011 and will vest over a four year service period. The compensation expense related to the non-vested portion to be recognized over the remaining service periods is $6,698 as of September 30, 2011. The other 200,000 restricted stock units will vest according to both a service condition of four years and the satisfaction of a performance condition in each of the four years. The performance condition necessary for vesting requires that the Company achieve certain performance targets in each annual service period. The Company has not yet established the performance targets, and as such a mutual understanding of the key terms has not been reached. Accordingly, the second 200,000 restricted stock units do not yet have a grant date for accounting purposes, and no compensation expense has been recorded as of September 30, 2011. The grant date fair value of the restricted stock units issued to employees and Daniel J. Oh during September 2011 was determined to be $33.75.

Income taxes

The Company recognizes deferred taxes by the asset and liability method. Under this method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, the carrying amount of deferred tax assets are reviewed to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company's deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Judgment is required in making this assessment.

In evaluating the available evidence, the Company considers, among other factors, historical financial performance, expectation of future earnings, length of statutory carry forward periods, experience with operating loss and tax credit carry forwards not expiring unused, tax planning strategies and timing of reversals of temporary differences. The Company concluded that historical book and tax losses that resulted in cumulative losses represent negative evidence that has not been overcome by positive and objectively verifiable evidence. Based on this evaluation, the Company concluded a valuation allowance was required. The Company will continue to evaluate the need for a valuation allowance in future periods given recent book and taxable income. As of September 30, 2011 and December 31, 2010, respectively, the Company had net deferred income tax assets of $24,617 and $39,220 with an offsetting valuation allowance of $19,754 and $37,720, which resulted in a net deferred tax asset of $4,863 and $1,500. The net amount is offset by an accrued liability for uncertain tax benefits in the amount of $1,500 as of September 30, 2011 and December 31, 2010. The Company has an income tax liability of $7,484 as of September 30, 2011.

Income tax expense attributable to operations differed from the expense computed using the federal statutory rate primarily as a result of the state income taxes, net of federal income tax effects, income or loss from the change in fair value of the embedded conversion feature of preferred stock, incentive stock options and the valuation allowance. A comparison of the statutory and effective income tax expenses (benefits) and the reasons for related differences are as follows:

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010
U.S. Federal income tax provision (benefit) at a statutory rate of 35 percent	$734	$(2,605)	$1,761	$(2,836)
State taxes, net of federal income tax benefit	68	(268)	164	(292)
(Gain)/loss on embedded derivative	14,720	(770)	21,256	(2,701)
Conversion of stock options to restricted stock units	—	3,917	—	3,917
Domestic Production Activities Deduction	(521)	—	(521)	—
Other, net	39	160	58	695

Total (benefits) expense for income taxes before valuation allowances	15,040	434	22,718	(1,217)
Valuation allowances	(10,288)	(434)	(17,966)	(2,511)

Total (benefits) expenses for income taxes	$4,752	$—	$4,752	$(3,728)

Changes in the Company's valuation allowance generally offset the income tax effects created during the period to the extent there are historical net operating losses available for carryforward or if the Company does not create taxable income. During the third quarter 2011, the Company revised its estimated tax projections for 2011 and estimated it will incur a tax liability due to significant improvements in the Company's operations and statutory limitations placed on its ability to utilize historical net operating losses. During 2010, the Company's acquisition of CIE and Blackhawk resulted in deferred tax liabilities being recorded causing a decrease in net deferred tax assets requiring a lower valuation allowance. The release of the associated valuation allowance resulted in an income tax benefit for 2010.

Net Loss Per Share

Basic and diluted net loss per common share are presented in conformity with the two-class method required for participating securities. The two-class method includes an earnings allocation formula that determines earnings for each class of common stock according to dividends declared and undistributed earnings for the period.

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year.

The Company calculates the effects of the convertible Series A Preferred Stock on diluted EPS under the if-converted method unless the conversion of the convertible preferred stock is anti-dilutive to basic EPS. The effects of Common Stock options, warrants and restricted stock units on diluted EPS are calculated using the treasury stock method unless the effects are anti-dilutive to EPS.

The following potentially dilutive weighted average securities were excluded from the calculation of diluted net loss per share attributable to common stockholders during the periods presented as the effect was anti-dilutive:

	Three Months Ended September 30, 2011	Three Months Ended September 30, 2010	Nine Months Ended September 30, 2011	Nine Months Ended September 30, 2010
Options to purchase common stock	87,026	503,541	87,268	755,394
Restricted stock units	1,163,442	482,438	1,157,226	162,580
Warrants to purchase common stock	305,476	494,994	372,874	487,553
Redeemable preferred shares	5,382,209	5,382,209	5,382,209	5,298,560

Total	6,938,153	6,863,182	6,999,577	6,704,087

Unaudited Pro Forma Net Income Per Share

Pro forma basic diluted net income per share were computed to give effect to (i) the conversion of the Series A Preferred Stock and the exchange of certain common stock warrants into shares of Common Stock and $74,986 aggregate liquidation preference Series B Preferred Stock with cumulative dividends of 4.50% per annum using the if-converted method and (ii) the issuance of certain shares of Common Stock pursuant into the termination agreement relating to the glycerin option agreement with USRG Holdco IX, LLC, as though the conversion, exchange and issuance, which are both contingent upon the completion of this offering, had occurred as of the beginning of the period.

The Company excluded the anticipated impact on earnings of issuing 200,000 shares of Class A Common Stock to USRG Holdco IX, LLC in connection with the termination of the Glycerin Option Agreement from the statement of operations when calculating the pro forma net income per share amounts as the adjustment is not expected to have a continuing impact on the Company's results of operations. Similarly, the Company also excluded the adjustment of the affects of recapitalization related to conversion of Series A Preferred Stock shareholders into Series B preferred stock and Common Stock from the statement of operations when calculating the pro forma net income per share amounts as it is not expected to have a continuing impact.

The following table presents the calculation of basic and diluted pro forma net income per share (in thousands, except share and per share data):

	Three Months Ended September 30, 2011	Nine Months Ended September 30, 2011
Net loss attributable to the Company's common stockholders:	$(11,705)	$(27,239)
Plus: undistributed dividends allocated to Series A Preferred Stockholders	3,221	9,467
Plus: accretion of preferred stock to redemption value	6,477	18,553
Plus: loss due to change in fair value of Series A Preferred Stock conversion feature embedded derivative	38,483	55,571
Less: dividends on Series B preferred stock	(844)	(2,531)
Plus: change in fair value of Series B preferred stock early redemption feature embedded derivative	(58)	(1)
Less: effect of participating preferred stock	(5,605)	(8,613)
Less: effect of participating restricted stock units	(1,522)	(2,326)

Unaudited pro forma net income attributable to the Company's common stockholders	$28,447	$42,881

Basic shares:
Weighted-average shares used to compute basic net income (loss) per share	13,895,561	13,479,891
Pro forma adjustment to reflect assumed conversion of Series A Preferred Stock to occur upon consummation of the Company's expected initial public offering	7,526,439	7,526,439
Pro forma adjustment to reflect assumed conversion of warrants to occur upon consummation of the Company's expected initial public offering	134,173	134,173
Pro forma adjustment to reflect issuance of common stock pursuant to the termination agreement related to the glycerin option agreement	200,000	200,000

Weighted-average shares used to compute basic and diluted pro forma net income per share	21,756,173	21,340,503

Pro forma net income per share attributable to common stockholders
Basic	$1.31	$2.01

Diluted	$1.31	$2.01

Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and reported amounts of revenues and expenses during the reporting periods. These estimates are based on information that is currently available to management and on various assumptions that the Company believes to be reasonable. Actual results could differ from those estimates.

New accounting pronouncements

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-06, Fair Value Measurements and Disclosures (ASU 2010-06), which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales issuances and settlements related to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 is in effect for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances and settlements on a gross basis, which was effective for the interim period beginning January 1, 2011. The adoption of this guidance did not have a material effect on the Company's financial statements. See "Note 12—Fair Value Measurement".

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS). The amendments in the update are intended to result in convergence between U.S. GAAP and IFRS requirements for measurement of, and disclosures about, fair value. ASU 2011-04 clarifies or changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. The amendments in this update are to be applied prospectively. The amendments are effective during interim and annual periods beginning after December 15, 2011. The Company is evaluating the impact this standard may have on its consolidated financial statements.

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and Other, which amends ASC Topic 350 and the current guidance on testing goodwill for impairment. Under the revised guidance, entities testing goodwill for impairment have the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit exceeds its carrying amount. If an entity determines it is more likely than not that the fair value of a reporting unit exceeds its carrying amount, then performing the two-step impairment test is unnecessary. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company does not believe the adoption of this standard will have a material impact on its consolidated financial statements.

Note 2—Summary of Significant Accounting Policies

Basis of consolidation

The accompanying consolidated financial statements include the accounts of the Company, consolidated with the accounts of all of its subsidiaries and affiliates in which the Company holds a controlling financial interest as of the financial statement date. Normally, a controlling financial interest reflects ownership of a majority of the voting interests. Other factors considered in determining whether a controlling financial interest is held include whether the Company possesses the authority to purchase or sell assets or make other operating decisions that significantly affect the entity's results of operations and whether the Company is the primary beneficiary of the economic benefits and financial risks of the entity. Intercompany accounts and transactions have been eliminated.

Pro Forma for Recapitalization

The pro forma earnings per share (EPS) gives effect to the one-time conversion of Series A Preferred Stock and certain common stock warrants into 7,660,612 shares of newly-issued common stock and 2,999,444 shares of $74,986 aggregate liquidation preference Series B preferred stock with cumulative dividends of 4.50% per annum payable in cash or common stock. On June 30, 2015, each holder of Series B preferred stock will have the right to require us to redeem its shares at the Redemption Price. At any time following the expiration of the underwriters' lock-up period described under the section entitled "Underwriting" in the prospectus, which we refer to as the lock-up expiration date, the holder of any shares of Series B preferred stock will have the right to convert such shares, together with accumulated and unpaid dividends (whether or not declared) into shares of Common Stock at the conversion rate in effect at such time. If, at any time following the lock-up expiration date, the closing sale price of the Common Stock exceeds certain pricing thresholds, then we may, at our option, cause up to all of the then outstanding shares of Series B preferred stock (and corresponding accumulated and unpaid dividends) to be converted into shares of our common stock at the then-applicable conversion rate.

Cash and cash equivalents

Cash and cash equivalents consists of money market funds and demand deposits with financial institutions. The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Restricted cash

Restricted cash consists of project funds and debt reserve funds that are invested in money market mutual funds related to various Company entities totaling $2,969 and $2,156 as of December 31, 2010 and 2009, respectively, which have been restricted in accordance with the terms of loan agreements. The Company classifies restricted cash between current and non-current assets based on the length of time of the restricted use.

Accounts receivable

Accounts receivable are carried on a gross basis, less allowance for doubtful accounts. Management estimates the allowance for doubtful accounts based on existing economic conditions, the financial conditions of customers, and the amount and age of past due accounts. Receivables are considered past due if full payment is not received by the contractual due date. Past due accounts are generally written off against the allowance for doubtful accounts only after reasonable collection attempts have been exhausted. A significant portion of the reserves as of December 31, 2008 was established as a result of past due receivables with a single customer. During 2009, the Company settled the outstanding receivable. Activity regarding the allowance for doubtful accounts was as follows:

Balance, January 1, 2008	$1,955
Amount charged to selling, general and administrative expenses	740
Charge-offs, net of recovery	(165)

Balance, December 31, 2008	2,530
Amount charged (benefited) to selling, general and administrative expenses	(1,432)
Charge-offs, net of recovery	(885)

Balance, December 31, 2009	213
Amount charged to selling, general and administrative expenses	103
Charge-offs, net of recovery	—

Balance, December 31, 2010	$316

Inventories

Inventories consist of raw materials, work in process and finished goods and are valued at the lower of cost or market. Inventory values as of December 31, 2010 and 2009 include adjustments to reduce inventory to the lower of cost or market in the amount of $35 and $194, respectively. Cost is determined based on the first-in, first-out method.

Derivative instruments and hedging activities

The Company has entered into derivatives to hedge its exposure to price risk related to feedstock inventory and biodiesel finished goods inventory. Additionally, the Company has entered into an interest rate swap with the objective of managing risk caused by fluctuations in interest rates associated with the REG Danville note payable.

These derivative contracts are accounted for in accordance with ASC Topic 815, Derivatives and Hedging (ASC Topic 815). ASC Topic 815 requires that an entity recognize and record all derivatives on the balance sheet at fair value. All of the Company's derivatives are designated as non-hedge derivatives and are utilized to manage cash flow. Although the contracts may be effective economic hedges of specified risks, they are not designated as, nor accounted for, as hedging instruments. Unrealized gains and losses on commodity futures, swaps, and options contracts used to hedge feedstock purchases or biodiesel inventory are recognized as a component of biodiesel costs of goods sold reflected in current results of operations. Unrealized gains and losses on the interest rate swap are recorded in change in fair value of interest rate swap in the Company's statements of operations.

Valuation of preferred stock conversion feature embedded derivatives

As stated in "Note 1—Organization, Presentation and Nature of the Business", in connection with the Biofuels Merger, all outstanding shares of Biofuels preferred stock were converted into Company Series A Preferred Stock.

The Series A Preferred Stock terms provide for voluntary and, under certain circumstances, automatic conversion of the Series A Preferred Stock to Common Stock based on a prescribed formula. In addition, shares of Series A Preferred Stock are subject to redemption at the election of the holder beginning February 26, 2014. The redemption price is equal to the greater of (i) an amount equal to $13.75 per share of Series A Preferred Stock plus any and all accrued dividends, not to exceed $16.50 per share, or (ii) the fair market value of the Series A Preferred Stock. Under ASC Topic 815, the Company is required to bifurcate and account for as a separate liability certain derivatives embedded in its contractual obligations. An "embedded derivative" is a provision within a contract, or other instrument, that affects some or all of the cash flows or the value of that contract, similar to a derivative instrument. Essentially, the embedded provision within the contract contains all of the attributes of a free-standing derivative, such as an underlying market variable, a notional amount or payment provision, and can be settled "net," but the contract, in its entirety, does not meet the ASC Topic 815 definition of a derivative.

The Company has determined that the conversion feature of the Series A Preferred Stock is an embedded derivative because the redemption feature allows the holder to redeem Series A Preferred Stock for cash at a price which can vary based on the fair market value of the Series A Preferred Stock, which effectively provides the holders with a mechanism to "net settle" the conversion option. Consequently, the embedded conversion option must be bifurcated and accounted for separately because the economic characteristics of this conversion option are not considered to be clearly and closely related to the economic characteristics of the Series A Preferred Stock, which is considered more akin to a debt instrument than equity.

Upon issuance of the Series A Preferred Stock, the Company recorded a liability representing the estimated fair value of the right of holders of the Series A Preferred Stock to receive the fair market value of the Common Stock issuable upon conversion of the Series A Preferred Stock on the redemption date. This liability is adjusted each quarter based on changes in the estimated fair value of such right, and a corresponding income or expense is recorded in change in fair value of the Series A Preferred Stock conversion feature embedded derivatives in the Company's statements of operations.

The Company uses the option pricing method to value the embedded derivative. The Company used the Black-Scholes options pricing model to estimate the fair value of the conversion option embedded in each series of Biofuels preferred stock prior to February 26, 2010 and the Series A Preferred Stock as of and subsequent to February 26, 2010. The Black-Scholes options pricing model requires the development and use of highly subjective assumptions. These assumptions include the expected volatility of the value of the Company's equity, the expected conversion date, an appropriate risk-free interest rate, and the estimated fair value of the Company's equity. The expected volatility of the Company's equity is estimated based on the volatility of the value of the equity of publicly traded companies in a similar industry and general stage of development as the Company. The expected term of the conversion option is based on the period remaining until the contractually stipulated redemption date of February 26, 2014. The risk-free interest rate is based on the yield on U.S. Treasury STRIPs with a remaining term equal to the expected term of the conversion option. The development of the estimated fair value of the Company's equity is discussed below in "Valuation of the Company's Equity."

The significant assumptions utilized in the Company's valuation of the embedded derivative are as follows:

	December 31, 2010	February 26, 2010	December 31, 2009	December 31, 2008	June 30, 2008
Expected volatility	40.00%	40.00%	50.00%	55.00%	55.00%
Risk-free rate	4.10%	4.40%	4.11%	4.39%	4.58%

Valuation of seneca holdco liability

Associated with the Company's transaction with Nova Biosource Fuels, LLC (See Note 6—Acquisitions and Equity Transactions), the Company has the option to purchase (Call Option) and Seneca Holdco, LLC has the option to require the Company to purchase (Put Option) the membership interest of Seneca Landlord, LLC (Landlord) whose assets consist primarily of a biodiesel plant located in Seneca, Illinois. Both the Put Option and the Call Option have a term of seven years and are exercisable by either party at a price based on a pre-defined formula. The Company has determined the fair value of the amounts financed by Seneca Holdco, LLC, the Put Option, and the Call Option using an option pricing model. The fair value represents the probability weighted present value of the gain, or loss, that is realized upon exercise of each option. The option pricing model requires the development and use of highly subjective assumptions. These assumptions include (i) the value of the Landlord's equity, (ii) expectations regarding future changes in the value of the Landlord's equity, (iii) expectations about the probability of either option being exercised, including the Company's ability to list its securities on an exchange or complete a public offering, and (iv) an appropriate risk-free rate. Company management considered current public equity markets, relevant regulatory issues, industry conditions and the Company's position within the industry when estimating the probability that the Company will raise additional capital. Differences in the estimated probability and timing of this event may significantly impact the fair value assigned to the Seneca Holdco Liability as management has determined it is not likely that the Put Option will become exercisable in the absence of this event.

The significant assumptions utilized in the Company's valuation of the Seneca Holdco liability are as follows:

	December 31, 2010	April 9, 2010
Expected volatility	50.00%	50.00%
Risk-free rate	4.10%	4.60%
Probability of IPO	70.00%	60.00%

Preferred stock accretion

Beginning October 1, 2007, the date that the Company determined that there was a more than remote likelihood that the then issued and outstanding preferred stock would become redeemable, the Company commenced accretion of the carrying value of the preferred stock over the period until the earliest redemption date, which was August 1, 2011, to the Biofuels preferred stock's redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the current state of the public equity markets which was restricting the Company's ability to execute a qualified public offering, the Company's historical operating results, and the volatility in the biodiesel and renewable fuels industries which have resulted in lower projected profitability. Prior to October 1, 2007, the Company had determined that it was not probable that the preferred stock would become redeemable; therefore, the carrying value was not adjusted in accordance with ASC Topic 480-10-S99, Classification and Measurement of Redeemable Securities.

On February 26, 2010, the date the Company determined that there was a more than remote likelihood that the Series A Preferred Stock would become redeemable, the Company commenced accretion of the carrying value of the Series A Preferred Stock over the period until the earliest redemption date (February 26, 2014) to the Series A Preferred Stock's redemption value, plus accrued but unpaid dividends using the effective interest method. This determination was based upon the current state of the public equity markets which is restricting the Company's ability to execute a qualified public offering, the Company's historical operating results, and the volatility in the biodiesel and renewable fuels industries which have resulted in lower projected profitability.

Accretion of $27,239, $44,181 and $26,692 for the years ended December 31, 2010, 2009 and 2008, respectively, has been recognized as a reduction to income available to common stockholders in accordance with paragraph 15 of ASC Topic 480-10-S99.

Valuation of the company's equity

The Company considered three generally accepted valuation approaches to estimate the fair value of the aggregate equity of the Company: the income approach, the market approach and the cost approach. Ultimately, the estimated fair value of the aggregate equity of the Company was developed using the Income Approach - Discounted Cash Flow (DCF) method.

Material underlying assumptions in the DCF analysis include the gallons produced and managed, gross margin per gallon, expected long-term growth rates and an appropriate discount rate. Gallons produced and managed as well as the gross margin per gallon were determined based on historical and forward-looking market data.

The discount rate used in the DCF analysis is based on macroeconomic, industry and Company-specific factors and reflects the perceived degree of risk associated with realizing the projected cash flows. The selected discount rate represents the weighted average rate of return that a market participant investor would require on an investment in the Company's debt and equity. The percent of total capital assumed to be comprised of debt and equity when developing the weighted average cost of capital was based on a review of the capital structures of the Company's publicly traded industry peers. The cost of debt was estimated utilizing the adjusted average Baa-rated corporate bond rate during the previous 12 months representing a reasonable market participant rate based on the Company's publicly traded industry peers. The Company's cost of equity was estimated utilizing the capital asset pricing model, which develops an estimated market rate of return based on the appropriate risk-free rate adjusted for the risk of the alternative energy industry relative to the market as a whole, an equity risk premium and a company specific risk premium. The risk premiums included in the discount rate were based on historical and forward looking market data.

Discount rates utilized in the Company's DCF model are as follows:

	December 31, 2010	February 26, 2010	December 31, 2009	December 31, 2008	June 30, 2008
Discount rate	16.00%	15.00%	13.00%	15.00%	13.50%

Valuations derived from this model are subject to ongoing verification and review. Selection of inputs involves management's judgment and may impact net income. This analysis is performed on a regular basis and takes into account factors that have changed from the last measurement date or the time of the last Common Stock issuance. Other factors affecting our assessment of price include recent purchases or sales of our Common Stock, if available.

Non-monetary exchanges

The Company records assets acquired and liabilities assumed through the exchange of non-monetary assets based on the fair value of the assets and liabilities acquired or the fair value of the consideration exchanged, whichever is more readily determinable.

Property, plant and equipment

Property, plant and equipment is recorded at cost, including applicable construction-period interest, less accumulated depreciation. Maintenance and repairs are expensed as incurred. Depreciation expense is computed on a straight-line method based upon estimated useful lives of the assets. Estimated useful lives are as follows:

Automobiles and trucks	5 years
Computers and office equipment	5 years
Office furniture and fixtures	7 years
Machinery and equipment	5-30 years
Leasehold improvements	the lesser of the lease term or 30 years
Buildings and improvements	30-40 years

The Company capitalizes interest incurred on debt during the construction of assets in accordance with ASC Topic 838, Interest. For the years ended December 31, 2010, 2009 and 2008, the Company capitalized $713, $0 and $876, respectively, of interest primarily resulting from the construction of the Blackhawk and Seneca biodiesel production facilities.

Goodwill

The Company accounts for goodwill in accordance with ASC Topic 350, Intangibles—Goodwill and Other. Goodwill is reviewed for impairment by reporting unit annually on July 31 or between annual periods when management believes impairment indicators exist. If the carrying value of the reporting unit goodwill is considered impaired, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the reporting unit goodwill. Fair value is determined using a discounted cash flow methodology involving a significant level of judgment in the assumptions used. Changes to the Company's strategy or market conditions could significantly impact these judgments and require adjustments to recorded amounts of goodwill. There was no impairment of goodwill recorded in the periods presented.

The following table summarizes goodwill for the Company's business segments:

	Biodiesel	Services	Total
Beginning balance—January 1, 2009	$—	$16,080	$16,080
Acquisitions	—	—	—

Ending balance—December 31, 2009	—	16,080	16,080
Blackhawk Biofuels acquisition	44,191	—	44,191
CIE acquisition	24,593	—	24,593

Ending balance—December 31, 2010	$68,784	$16,080	$84,864

Impairment of assets

The Company reviews long-lived assets, including property, plant and equipment and definite-lived assets, for impairment in accordance with ASC Topic 360, Property, Plant and Equipment. Asset impairment charges are recorded for long-lived assets and intangible assets subject to amortization when events and circumstances indicate that such assets may be impaired and the undiscounted net cash flows estimated to be generated by those assets are less than their carrying amounts. If estimated future undiscounted cash flows are not sufficient to recover the carrying value of the assets, an impairment charge is recorded for the amount by which the carrying amount of the assets exceeds its fair value. Fair value is determined by management estimates using discounted cash flow calculations.

During 2010, the raw material supply agreements for the New Orleans and Emporia facilities were cancelled. The original agreements were recorded as an intangible asset in the amount of $7,025. As a result of the cancellations, the full amount was charged off during the year ended December 31, 2010.

The Company also impaired deferred financing cost related to the New Orleans project GoZone bonds. The Company determined that it was not probable that the GoZone bonds allocation would be extended past the December 14, 2010 deadline or that the bonds would be issued prior to the deadline, and accordingly, the Company returned its allocation prior to the deadline. The amount of the impairment for the year ended December 31, 2010 was $311.

Total asset impairment charges of $7,494, $833 and $160 were recorded for the years ended December 31, 2010, 2009 and 2008, respectively.

Investments

In connection with the construction of biodiesel production facility for SoyMor Biodiesel, LLC (SoyMor) (collectively with Bell, LLC referred to as "Equity Method Investees"), the Company made an equity investment in this entity. Because the Company has the ability to influence the operating and financial decisions and maintains a position on the board of directors of the Equity Method Investees, the investments are accounted for using the equity method in accordance with ASC Topic 323, Investments—Equity Method and Joint Ventures (ASC Topic 323). Under the equity method, the initial investment is recorded at cost and adjusted to recognize the Company's ratable share of earnings of the Equity Method Investees. The Company made equity investments in connection with the construction of biodiesel production facilities for Central Iowa Energy, LLC (CIE), Western Iowa Energy, LLC (WIE), Western Dubuque Biodiesel, LLC (WDB) and East Fork Biodiesel, LLC (EFB). Because the Company does not have the ability to influence the operating and financial decisions and does not maintain a position on the board of directors, these investments are accounted for using the cost method in accordance with ASC Topic 323. During 2010, the Company changed its method of accounting for investments in WIE and WDB from the equity method to the cost method due to the Company no longer having the ability to influence the operating and financial decisions of these entities. Under the cost method, the initial investment is recorded at cost and assessed for impairment. The equity investment related to CIE was removed during the purchase price allocation process on March 8, 2010. During the years ended December 31, 2010, 2009 and 2008, the Company recorded impairments in the amount of $400, $200 and $1,400, respectively, on its investment in EFB that was determined to have been other-than-temporarily impaired.

Other noncurrent assets

Other noncurrent assets include costs related to the issuance of debt, spare parts inventory and raw material supply agreement. The debt issuance costs are amortized to interest expense over the life of the related debt agreement. The supply agreement is amortized over the term of the agreement according to the volume of feedstock used in operation.

Revenue recognition

The Company recognizes revenues from the following sources:

·	the sale of biodiesel and its co-products—both purchased and produced by the Company

·	fees received from federal and state incentive programs for renewable fuels

·	fees received for the marketing and sales of biodiesel produced by third parties and from managing operations of third party facilities

Biodiesel sales revenues are recognized where there is persuasive evidence of an arrangement, delivery has occurred, the price has been fixed or is determinable and collectability can be reasonably assured.

Revenues associated with the governmental incentive programs are recognized when the amount to be received is determinable, collectability is reasonably assured, and the sale of product giving rise to the incentive has been recognized.

Fees for managing ongoing operations of third party plants, marketing biodiesel produced by third party plants and from other services are recognized as services are provided. The Company also has performance based incentive agreements that are included as management service revenues. These performance incentives are recognized as revenues when the amount to be received is determinable and collectability is reasonably assured.

The Company acts as a sales agent for certain third parties, thus the Company recognizes revenues on a net basis in accordance with ASC Topic 605-45, Revenue Recognition (ASC Topic 605-45).

Freight

The Company accounts for shipping and handling revenues and costs in accordance with ASC Topic 605-45. The Company presents all amounts billed to the customer for freight as a component of biodiesel sales. Costs incurred for freight are reported as a component of costs of goods sold—biodiesel.

Advertising costs

Advertising and promotional expenses are charged to earnings during the period in which they are incurred. Advertising and promotional expenses were $80, $235 and $798 for the years ended December 31, 2010, 2009 and 2008, respectively.

Research and development

The Company expenses research and development costs as incurred. Research and development costs totaled $89, $187 and $59 for the years ended December 31, 2010, 2009 and 2008, respectively.

Employee benefits plan

The Company sponsors an employee savings plan under Section 401(k) of the Internal Revenue Code. The Company makes matching contributions equal to 50% of the participant's pre-tax contribution up to a maximum of 6% of the participant's eligible earnings. Total expense related to the Company's defined contribution plan was approximately $245, $218 and $186 for the years ended December 31, 2010, 2009 and 2008, respectively.

Stock-based compensation

The Company has two stock incentive plans. On July 31, 2006, the Biofuels Board of Directors (Biofuels Board) approved the 2006 Stock Incentive Plan. On May 6, 2009, the Company Board of Directors (Company Board) approved the 2009 Stock Incentive Plan. Eligible award recipients are employees, non-employee directors and advisors who provide service to the Company. The Company accounted for stock-based compensation in accordance with ASC Topic 718, Stock Compensation (ASC Topic 718). Compensation expense is measured at the grant-date fair value of the award and recognized as compensation expense over the vesting period.

Income taxes

The Company recognizes deferred taxes by the asset and liability method. Under this method, deferred income taxes are recognized for differences between the financial statement and tax bases of assets and liabilities at enacted statutory tax rates in effect for the years in which differences are expected to reverse. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. In addition, the carrying amount of deferred tax assets are reviewed to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company's deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Significant judgment is required in making this assessment.

Deferred tax liabilities were recorded during the year ended December 31, 2010 as a result of the Blackhawk Merger and CIE Asset Purchase. As the deferred tax liabilities were recorded, the resulting decrease in net deferred tax assets required a lower valuation allowance. The release of the associated valuation allowance resulted in an income tax benefit.

Prior to deconsolidation on January 1, 2010 and the Blackhawk Merger, Blackhawk was treated as a partnership for federal and state income tax purposes and generally did not incur income taxes. Instead, its earnings and losses were included in the income tax returns of its members. Therefore, no provision or liability for federal or state income taxes was included in the consolidated financial statements of the Company aside from its pro-rata share determined based on its ownership interest.

Loss Per Share

Basic and diluted net income (loss) per common share are presented in conformity with the two-class method required for participating securities. The two-class method includes an earnings allocation formula that determines earnings for each class of common stock according to dividends declared and undistributed earnings for the period.

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year.

The Company calculates the effects of the convertible Series A Preferred Stock on diluted EPS under the if-converted method unless the conversion of the convertible preferred stock is anti-dilutive to basic EPS. The effects of Common Stock options, warrants and restricted stock units on diluted EPS are calculated using the treasury stock method unless the effects are anti-dilutive to EPS.

The following potentially dilutive securities were excluded from the calculation of diluted net loss per share attributable to common stockholders during the periods presented as the effect was anti-dilutive:

	Year ended December 31,
	2010	2009	2008
Options to purchase common stock	87,526	883,421	913,821
Restricted stock units	1,154,089	—	—
Warrants to purchase common stock	421,930	390,974	390,974
Redeemable preferred shares	5,382,209	4,985,743	4,973,602

Total	7,045,754	6,260,138	6,278,397

Pro Forma Net Loss Per Share

Pro forma basic and diluted net income (loss) per share were computed to give effect to (i) the conversion of the Series A Preferred Stock and the exchange of certain common stock warrants into shares of common stock and $74,986 aggregate liquidation preference Series B Preferred Stock with cumulative dividends of 4.50% per annum using the if-converted method and (ii) the issuance of certain shares of common stock pursuant to the termination agreement relating to the glycerin option agreement with USRG Holdco IX, LLC, as though the conversion, exchange and issuance, which are both contingent upon the completion of this offering, had occurred as of the beginning of the period.

The Company excluded the anticipated impact on earnings of issuing 200,000 shares of Class A Common Stock to USRG Holdco IX, LLC in connection with the termination of the Glycerin Option Agreement from the statement of operations when calculating the pro forma net loss per share amounts as the adjustment is not expected to have a continuing impact on the Company's results of operations. Similarly, the Company also excluded the adjustment of the affects of recapitalization related to conversion of Series A Preferred Stock into Series B preferred stock and Common Stock from the statement of operations when calculating the pro forma net loss per share amounts as it is not expected to have a continuing impact.

The following table presents the calculation of basic and diluted pro forma net income per share (in thousands, except share and per share data):

Year ended December 31,
2010
Net loss attributable to the Company's common stockholders	$(50,333)
Plus: undistributed dividends allocated to Series A Preferred Stockholders	10,027
Plus: accretion of Series A Preferred Stock to redemption value	27,239
Plus: loss due to change in fair value of Series A Preferred Stock conversion feature embedded derivatives	8,208
Plus: change in fair value of Series B preferred stock early redemption feature embedded derivative	230
Less: dividends on Series B preferred stock	(3,375)

Pro forma net loss attributable to the Company's common stockholders	$(8,004)

Basic shares:
Weighted-average shares used to compute basic net loss per share	11,770,848
Pro forma adjustment to reflect assumed conversion of Series A Preferred Stock to occur upon consummation of the Company's expected initial public offering	7,526,439
Pro forma adjustment to reflect assumed conversion of warrants to occur upon consummation of the Company's expected initial public offering	134,173
Pro forma adjustment to reflect issuance of common stock pursuant to the termination agreement related to the glycerin option agreement	200,000

Weighted-average shares used to compute basic pro forma net loss per share	19,631,460

Pro forma net loss per share attributable to the Company's common stockholders
Basic	$(0.41)

Diluted	$(0.41)

Warrants

The Company estimates the fair value of warrants issued and records that balance in additional paid-in-capital in the consolidated balance sheet. Because the warrants relate to the common and preferred stock issued, additional paid-in-capital of common and preferred stock was decreased by a like amount. Subsequent changes in the fair value of the warrants are not recognized in accordance with ASC Topic 815-40, Derivatives and Hedging.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and reported amounts of revenues and expenses during the reporting periods. These estimates are based on information that is currently available to management and on various assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ from those estimates.

New accounting pronouncements

In June 2009, the FASB issued ASU No. 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities, which amends ASC Topic 810, Consolidations (ASU No. 2009-17). This Statement requires a qualitative analysis to determine the primary beneficiary of a Variable Interest Entity (VIE). The analysis identifies the primary beneficiary as the enterprise that has both the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. The Statement also requires additional disclosures about an enterprise's involvement in a VIE. The effective date is the beginning of fiscal year 2010. The Company adopted this statement effective January 1, 2010 which resulted in the deconsolidation of Blackhawk and additional disclosure requirements. See "Note 7 —Variable Interest Entities" for additional information.

In January 2010, the FASB issued Accounting Standards Update (ASU) No. 2010-06, Fair Value Measurements and Disclosures (ASU 2010-06), which amends ASC Topic 820, adding new requirements for disclosures for Levels 1 and 2, separate disclosures of purchases, sales issuances, and settlements related to Level 3 measurements and clarification of existing fair value disclosures. ASU 2010-06 is in effect for interim and annual periods beginning after December 15, 2009, except for the requirement to provide Level 3 activity of purchases, sales, issuances, and settlements on a gross basis, which will be effective for fiscal years beginning after December 15, 2010. The adoption of this guidance did not have a material effect on the Company's financial statements and the Company does not anticipate the remaining disclosures will have a material effect on the Company's financial statements.

Stockholders' Equity Of The Company	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stockholders' Equity Of The Company [Abstract]
Stockholders' Equity Of The Company

Note 3—Stockholders' Equity of the Company

Common Stock

On February 26, 2010, the Company filed its restated certificate of incorporation with the Secretary of State of Delaware. The restated certificate of incorporation authorized 140,000,000 shares of Common Stock at a par value of $.0001 per share.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Subject to preferences that may apply to shares of outstanding Series A Preferred Stock as outlined below, the holders of outstanding shares of Common Stock are entitled to receive dividends. After the payment of all preferential amounts required to the holders of Series A Preferred Stock, all of the remaining assets of the Company available for distribution shall be distributed ratably among the holders of Common Stock and holders of Series A Preferred Stock on an as converted basis.

Common Stock Issued during 2011:

On July 12, 2011, the Company issued 673,544 shares of Common Stock to SoyMor in connection with the Company's acquisition of certain assets and liabilities of SoyMor.

Common Stock Warrants

Under the Company's outstanding warrants, the holder may purchase the number of shares of Common Stock underlying each warrant held for a purchase price ranging from $11.18 to $27.50 per share. The warrant holder may "net exercise" the warrants and use the common shares received upon exercise of the warrants outstanding as the consideration for payment of the exercise price.

The warrant holders are generally protected from anti-dilution by adjustments for any stock dividends, stock split, combination or other recapitalization.

During June 2011, certain warrant holders exercised 8,383 warrants to purchase common shares and 108,070 warrants expired during the month without being exercised.

Note 3—Stockholders' Equity of The Company

Common stock

On February 26, 2010, the Company filed its restated certificate of incorporation with the Secretary of State of Delaware. The restated certificate of incorporation authorized 140,000,000 shares of Common Stock at a par value of $.0001 per share. See "Note 6—Acquisitions and Equity Transactions" for information related to Common Stock issued in connection with the Acquisitions.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Subject to preferences that may apply to shares of outstanding Series A Preferred Stock as outlined below, the holders of outstanding shares of the Common Stock are entitled to receive dividends. After the payment of all preferential amounts required to the holders of Series A Preferred Stock, all of the remaining assets of the Company available for distribution shall be distributed ratably among the holders of Common Stock.

Common stock issued during 2008:

On May 9, 2008, the Company issued 792,195 shares of common stock in conjunction with Blackhawk's purchase of a 45 mmgy biodiesel plant in Danville, Illinois. See "Note 5—Blackhawk" for information related to the Blackhawk transaction.

On June 26, 2008 and October 21, 2008, the Company issued 1,490,732 and 54,634 shares of common stock, respectively, in connection with the acquisition of a 35 mmgy biodiesel production facility located in Houston, Texas from U.S. Biodiesel Group. See "Note 6—Acquisitions and Equity Transactions" for information related to the acquisition.

On October 21, 2008, the Company issued 50,536 shares of common stock to a third party in exchange for certain manufacturing equipment. The shares issued were then transferred from the third party to U.S. Biodiesel Group.

Common stock issued during 2009:

On August 3, 2009, the Company issued 4,000 and 4,000 shares of common stock to Todd & Sargent, Inc. and The Weitz Group, LLC, respectively, in exchange for renegotiating a note payable.

On August 17, 2009, the Company issued 100,000 shares of common stock to GATX Corporation in conjunction with renegotiating rail car leases.

Common stock issued during 2010:

On February 26, 2010, the Company issued 2,701,261 shares of Common Stock to the shareholders of Blackhawk in exchange for outstanding shares of Blackhawk.

On March 8, 2010, the Company issued 1,701,132 shares of Common Stock to CIE and to Houlihan Smith & Company in connection with the purchase of substantially all CIE company assets.

On April 9, 2010, the Company issued 200,000 shares of Common Stock to West LB in connection with the issuance of a Revolving Credit Agreement to the Company.

On July 16, 2010, the Company issued 239,314 shares of Common Stock in connection with the purchase of substantially all Tellurian and ABDF assets.

On September 21, the Company issued 860,000 shares of Common Stock to ARES Corporation in connection with the purchase of substantially all the assets held by Clovis and cash.

Common stock warrants

Under the Company's outstanding warrants, the holder may purchase the number of shares of Common Stock underlying each warrant held for a purchase price ranging from $6.33 to $27.50 per share. The warrant holder may "net exercise" the warrants and use the common shares received upon exercise of the warrants outstanding as the consideration for payment of the exercise price.

The warrant holders are generally protected from anti-dilution by adjustments for any stock dividends, stock split, combination, or other recapitalization.

The following table summarizes the number of shares reserved for the exercise of common stock purchase warrants as of December 31:

Issued to	Issuance date	Expiration date	Exercise price per share	Warrants outstanding 2009	Warrants outstanding 2010
Viant	*August 1, 2006	August 1, 2011	$23.75	16,590	—
Viant	*August 11, 2006	August 11, 2011	$23.75	4,210	—
Viant	*September 15, 2006	September 15, 2011	$23.75	10,782	—
Viant	*December 22, 2006	December 22, 2011	$23.75	27,621	—
Viant	April 25, 2008	April 25, 2018	$25.00	40,000	—
Natural Gas Partners VIII	August 1, 2006	August 1, 2014	$23.75	28,125	28,125
Entities affiliated with NGP Energy Technology Partners	August 1, 2006	August 1, 2014	$23.75	28,125	28,125
Natural Gas PartnersVIII	December 22, 2006	December 22, 2014	$23.75	46,875	46,875
Entities affiliated with NGP Energy Technology Partners	December 22, 2006	December 22, 2014	$23.75	46,875	46,875
Viant	June 26, 2007	June 26, 2015	$27.50	4,210	—
Natural Gas Partners VIII	July 18, 2007	July 18, 2015	$27.50	9,091	9,091
NGP Energy Technologies	July 18, 2007	July 18, 2015	$27.50	9,091	9,091
West Central	July 18, 2007	July 18, 2015	$27.50	9,091	9,091
E D & F Man	July 18, 2007	July 18, 2015	$27.50	9,091	9,091
Bunge	July 18, 2007	July 18, 2015	$27.50	3,636	3,636
U.S. Biodiesel Group	June 26, 2008	June 26, 2018	$25.63	97,561	97,561
Blackhawk warrant holders	February 26, 2010	February 25, 2015	$6.33	—	134,370

				390,974	421,931

*	The Company reissued these warrants on April 25, 2008 at terms not substantially different from the original date noted here.

The fair value of the warrants issued in April and June 2008 and February 2010 was determined using the common stock value as of June 30, 2008 and February 26, 2010. The deemed fair value of the underlying common stock on June 30, 2008 and February 26, 2010 was $2.23 and $15.08, respectively. The methodology used to determine the fair value of the Company's common stock on those dates is further discussed in "Note 2—Summary of Significant Accounting Policies". Because the Company's stock is not publicly traded, the Company used the average historical volatility rate for publicly traded companies that are engaged in similar alternative fuel activities to those of the Company for a similar time period as the expected life of the warrants. The expected life of the warrants was determined based upon the contractual term of the agreements.

No common stock warrants were issued during 2009. For purposes of determining the fair value of common stock warrants issued, the Company used the Black-Scholes option pricing model and the assumptions set forth in the table below:

	2010	2008
The weighted average fair value of warrants issued (per warrant)	$8.20 - $9.65	$0.48
Dividend yield	0%	0%
Weighted average risk-free interest rate	2.2%	3.0%
Weighted average expected volatility	45%	55%
Expected life in years	1.00 - 6.00	10.00

Stock issuance costs

In addition to the warrants, other direct costs of obtaining capital by issuing the common and preferred stock were deducted from related proceeds with the net amount recorded as preferred stock or stockholders' equity. Direct costs incurred for the years ended December 31, 2010 and 2008 were $862 and $480, respectively. There were no stock issuance costs during 2009.

Redeemable Preferred Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Redeemable Preferred Stock [Abstract]
Redeemable Preferred Stock

Note 4—Redeemable Preferred Stock

The Company's restated certificate of incorporation filed on February 26, 2010 authorizes 60,000,000 shares of preferred stock, including 14,000,000 shares of Series A Preferred Stock, with a par value of $.0001. The Company's Board of Directors has discretion, subject to the approval of certain shareholders, as to the designation of voting rights, dividend rights, redemption price, liquidation preference and other provisions of each issuance.

On July 15, 2011, holders of the Company's Series A Preferred Stock approved a second amended and restated certificate of incorporation, to be effective immediately prior to the completion of the Company's initial public offering, to, among other things, convert and redeem the Company's outstanding Series A Preferred Stock for a combination of Common Stock, Series B preferred stock and a contingent cash payment. This was approved by the Company's common stockholders during the Company's annual shareholder meeting on October 26, 2011.

Dividend Provisions

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year. Holders of at least seventy-five percent of the outstanding shares of the Series A Preferred Stock that were issued (Preferred Supermajority) may vote to waive the timing or amount of any dividend payment. The Company has not declared any dividends on the Series A Preferred Stock outstanding. There were $19,494 and $10,027 of the Series A Preferred Stock dividends in arrears as of September 30, 2011 and December 31, 2010, respectively.

Liquidation Rights

Upon the occurrence of a voluntary or involuntary liquidation (including consolidations, mergers or sale of assets as defined by the preferred stock agreement), if the remaining net assets of the Company are sufficient, the holders of the Series A Preferred Stock shall be paid no less than liquidation value plus all dividends in arrears (whether or not declared), out of the assets of the Company legally available for distribution to its stockholders, before any payment or distribution is made to any holders of Common Stock.

If upon any liquidation or dissolution, the remaining net assets of the Company are insufficient to pay the amount that the Series A Preferred Stock holders are due as indicated above, the holders of Series A Preferred Stock will share ratably in any distribution of the remaining assets of the Company.

Conversion Rights

All shares of the Series A Preferred Stock will be converted into shares of Common Stock at a 1 to 2.5 conversion ratio:

a)	upon a closing of the sale of shares of Common Stock at a level at or exceeding $55.00, in a Qualified Public Offering (QPO), requiring aggregate proceeds to the Company of at least $40 million, or

b)	if specified in a written contract or agreement of the Preferred Supermajority, or

c)	if the shares of Common Stock have a closing price on NASDAQ or any national securities exchange in excess of $24.75 per share for ninety (90) consecutive trading days with an average daily trading volume on such trading days of at least US $8,000.

Voting Rights

Each holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock held by such holder are convertible.

Additionally, the Company is prohibited, without obtaining the approval of the Preferred Supermajority, from performing certain activities including, but not limited to, amending shareholder agreements, redeeming or purchasing any outstanding shares of the Company, declaring dividends, making certain capital expenditures and merging or consolidating with other entities.

Redemption Rights

On or after February 26, 2014, the Preferred Supermajority may require that the Company redeem all or part of the issued and outstanding shares of the Series A Preferred Stock out of funds lawfully available; provided, however, that any such redemptions equal in the aggregate $5,000. The redemption price is the greater of the fair market value per share at the date of the redemption election or $13.75 per share of the Series A Preferred Stock, plus accrued and unpaid preferred stock dividends, not to exceed $16.50 per share.

Note 4—Redeemable Preferred Stock

The Company's restated certificate of incorporation filed on February 26, 2010 authorizes 60,000,000 shares of preferred stock, including 14,000,000 shares of Series A Preferred Stock, with a par value of $.0001. The Company's Board of Directors has discretion, subject to the approval of certain shareholders, as to the designation of voting rights, dividend rights, redemption price, liquidation preference and other provisions of each issuance. See "Note 6 – Acquisitions and Equity Transactions" for information related to the cancellation of all outstanding Biofuels preferred stock on February 26, 2010 and the issuance of Series A Preferred Stock in connection with the Acquisitions.

The following summarizes each series of Preferred Stock as of December 31:

	2009
	Series A preferred stock	Series B preferred stock	Series AA preferred stock	Series BB preferred stock	Total
Shares outstanding	6,578,947	2,236,361	558,140	3,090,909	12,464,357
Carrying amount	$71,870	$36,721	$4,994	$35,537	$149,122
Redemption amount	$146,850	$55,405	$6,000	$39,332	$247,587

In connection with the Company's acquisition of Biofuels and Blackhawk, the Company cancelled the four outstanding series of preferred stock and each share of Biofuels preferred share was converted into a share of Series A preferred stock.

The following summarizes the changes in outstanding shares for each series of Preferred Stock for fiscal years ended December 31:

	Series A preferred stock	Series B preferred stock	Series AA preferred stock	Series BB Preferred stock	Total
January 1, 2008	6,578,947	1,999,998	—	—	8,578,945
Issuances	—	206,010	558,140	3,090,909	3,855,059

December 31, 2008	6,578,947	2,206,008	558,140	3,090,909	12,434,004
Issuances	—	30,353	—	—	30,353

December 31, 2009	6,578,947	2,236,361	558,140	3,090,909	12,464,357
Exchange of REG Holdco preferred stock	(6,578,947)	(2,236,361)	(558,140)	(3,090,909)	(12,464,357)
Issuances	13,455,522	—	—	—	13,455,522

December 31, 2010	13,455,522	—	—	—	13,455,522

The rights, preferences, privileges and restrictions granted to and imposed on the Preferred Stock are set forth below. The holders of Preferred Stock are generally protected from anti-dilution by adjustments for any stock dividends, stock split, combination or other recapitalization.

Dividend provisions

The holders of the Series A Preferred Stock accrue dividends at the rate of $0.88 per share per annum. Dividends are cumulative, accrue on a daily basis from the date of issuance and compound annually from the date of issuance. If dividends on the Series A Preferred Stock have not been paid or declared, the deficiency shall be paid or declared before any dividend is declared for Common Stock. Dividends in arrears do not bear interest. Holders of the Series A Preferred Stock are allowed to participate in the dividends to common stockholders in the event that dividends on Common Stock exceed that of the Series A Preferred Stock as if the Series A Preferred Stock had been converted to Common Stock at the beginning of the year. Holders of at least seventy-five percent of the outstanding shares of the Series A Preferred Stock that were issued in exchange for shares of the Series A, Series AA, Series B or Series BB Biofuels Preferred Stock, pursuant to the Biofuels Merger agreement (Preferred Supermajority) may vote to waive the timing or amount of any dividend payment. The Company has not declared any dividends on the Series A Preferred Stock outstanding. Dividends previously accrued on the Biofuels preferred stock were forgone in connection with the Biofuels Merger and issuance of the Series A Preferred Stock. There were $10,027 of the Series A Preferred Stock dividends in arrears as of December 31, 2010 and $33,388 of Biofuels preferred stock dividends in arrears as of December 31, 2009.

Liquidation rights

Upon the occurrence of a voluntary or involuntary liquidation (including consolidations, mergers or sale of assets as defined by the preferred stock agreement), if the remaining net assets of the Company are sufficient, the holders of the Series A Preferred Stock shall be paid no less than liquidation value plus all dividends in arrears (whether or not declared), out of the assets of the Company legally available for distribution to its stockholders, before any payment or distribution is made to any holders of Common Stock.

If upon any liquidation or dissolution, the remaining net assets of the Company are insufficient to pay the amount that the Series A Preferred Stock holders are due as indicated above, the holders of Series A Preferred Stock will share ratably in any distribution of the remaining assets of the Company.

Conversion rights

All shares of the Series A Preferred Stock will be converted into shares of Common Stock at a 1 for 2.5 conversion ratio:

a)	of a closing of the sale of shares of Common Stock at a level at or exceeding $55.00, in a Qualified Public Offering (QPO), requiring aggregate proceeds to the Company of at least $40 million, or

b)	specified in a written contract or agreement of the Preferred Supermajority, or

c)	the shares of Common Stock have a closing price on NASDAQ or any national securities exchange in excess of $24.75 per share for ninety (90) consecutive trading days with an average daily trading volume on such trading days of at least US $8,000.

Voting rights

Each holder of the Series A Preferred Stock is entitled to the number of votes equal to the number of shares of Common Stock into which the Series A Preferred Stock held by such holder are convertible.

Additionally, the Company is prohibited, without obtaining the approval of the Preferred Supermajority from performing certain activities including, but not limited to, amending shareholder agreements, redeeming or purchasing any outstanding shares of the Company, declaring dividends, making certain capital expenditures and merging or consolidating with other entities.

Redemption rights

On or after February 26, 2014, the Preferred Supermajority may require that the Company redeem all or part of the issued and outstanding shares of the Series A Preferred Stock out of funds lawfully available; provided, however, that any such redemptions equal in the aggregate $5,000. The redemption price is the greater of the fair market value per share at the date of the redemption election or $13.75 per share of the Series A Preferred Stock, plus accrued and unpaid preferred stock dividends, not to exceed $16.50 per share.

The following table demonstrates certain preferred stock attributes. All amounts are per share:

Series A preferred stock
Original issue price	$11.00
Dividend rate per annum	$0.88
Common stock price to trigger automatic conversion	$55.00
Series A Preferred Stock holders required for super majority	75%
Redemption option price	$13.75
Liquidation price	$13.75

The following table demonstrates the redemption requirements for each of the next five fiscal years ended December 31:

Series A preferred stock
2011	$—
2012	—
2013	—
2014	222,016
2015	—

Preferred stock issued during 2008:

On May 9, 2008, the Company issued 127,273 shares of Series B Preferred Stock to Bunge as part of the Blackhawk Biofuels, LLC acquisition of a biodiesel facility in Danville, Illinois.

On June 26, 2008, the Company issued 558,140 and 3,090,909 shares of Series AA Preferred and Series BB Preferred, respectively, as part of the Company's acquisition of a 35 mmgy biodiesel production facility in Houston, Texas and a terminal facility in Stockton, California.

During 2008, the Company issued 78,737 shares of Series B Preferred Stock to West Central as payment for administrative services.

Preferred stock issued during 2009:

On April 8, 2009, the Company issued 30,353 shares of Series B Preferred to West Central for payment of administrative services.

Preferred stock issued during 2010:

On February 26, 2010, the Company exchanged 280,000 shares of Common Stock issued to USRG Holdco V LLC, Ohana Holdings LLC, ED&F Man Holdings B.V. and others for 700,000 shares of Series A Preferred Stock.

The Company applied the guidance in EITF Topic No. D-42: The Effect on the Calculation of Earnings per Share for the Redemption or Induced Conversion of Preferred Stock (codified to ASC 260-10 S99-2) in regards to the exchange of common shares for preferred shares and the exchange of one series of preferred shares for a different series of preferred shares.

The Company compared the fair value of the preferred shares issued to the carrying amount of the preferred and common shares that were redeemed. The excess of the carrying amount of preferred and common shares that were redeemed over the fair value of the preferred shares issued was recorded as an increase in additional paid-in capital and was added to net earnings available to common shareholders.

On February 26, 2010, the Company issued 132,680 shares of Series A Preferred Stock to the shareholders of Blackhawk in exchange for the outstanding Series A Units of Blackhawk.

On March 8, 2010, the Company issued 158,485 shares of Series A Preferred Stock to CIE and to Houlihan Smith & Company in connection with the purchase of substantially all of CIE company assets.

Blackhawk	12 Months Ended
Dec. 31, 2010
Blackhawk [Abstract]
Blackhawk

Note 5—Blackhawk

On May 9, 2008 the Company was party to a transaction, whereby Blackhawk purchased a 45 mmgy biodiesel production facility under construction located in Danville, Illinois from Biofuels Company of America, LLC. Blackhawk received the plant assets under construction and assumed a term construction loan with principal outstanding of $24,650 in exchange for $5,250 in cash and 792,195 shares of Common Stock of the Company set forth in the purchase agreement at $25.63 per share. Additionally, the Company issued 127,273 shares of Series B Preferred Stock with a per share value of $11.00 as established in the purchase agreement, to Bunge North America, Inc. (Bunge) on behalf of Blackhawk. In exchange for the Series B Preferred Stock Blackhawk entered into a soy oil supply agreement with Bunge. In exchange for the Biofuels Common and Biofuels Preferred Stock issued, the Company received a subordinated convertible note from Blackhawk with a par value of $21,700.

Simultaneously with this transaction the Company entered into a MOSA with Blackhawk to manage the operations of the newly acquired plant as well as a design-build agreement to perform construction services retrofitting the plant to produce biodiesel using alternative feedstocks. Finally, the Company received 51,563 warrants to purchase membership units in Blackhawk at $0.01 per share at anytime with no scheduled expiration. The warrants were received by the Company as compensation for providing a guarantee of $1.5 million in indebtedness of Blackhawk under the term construction loan and they vest 20% per year after the date of issuance until fully vested.

The Company held 1,000,000 membership units of Blackhawk as of May 9, 2008 and subsequently received an additional 327,017 units, 658,052 units and 145,307 units in 2008, 2009 and 2010, respectively, in lieu of interest on the subordinated convertible note. The Company's interest represents ownership interests in Blackhawk of 11.6% and 12.4% as of December 31, 2009 and February 26, 2010, respectively.

Prior to January 1, 2010, the Company consolidated Blackhawk according to the then requirements of ASC Topic 810 as they were determined to be the primary beneficiary (PB). The Company determined it was the PB as it holds significant variable interests resulting in it receiving the majority of Blackhawk's expected losses or the majority of its expected residual returns. Variable interests in Blackhawk held by the Company are the subordinated convertible note, membership units, guaranty of indebtedness of up to $1,500, warrants, MOSA, and the design-build agreement.

As a result of the consolidation, all accounts of Blackhawk have been included with the Company's financial statements as of May 9, 2008, the date of the transaction. As required by ASC Topic 810 the assets, including cash of $2,225, and liabilities consolidated by the Company were recorded at their relative fair values. The fair value of the Biofuels Common and Biofuels Preferred Stock transferred as consideration was determined as further discussed in "Note 2—Summary of Significant Accounting Policies" and is summarized as follows:

	Fair value	Fair value per share
Common	$1,763	$2.23
Series B Preferred	1,231	$9.67

Total	$2,994

The assets and liabilities consolidated by the Company from Blackhawk did not represent a business as defined in ASC Topic 805, Business Combinations, therefore no goodwill was recorded. Accordingly, the Company consolidated Blackhawk and accounts for the membership units not held by the Company as a noncontrolling interest.

On January 1, 2010, the Company deconsolidated Blackhawk as a result of adopting ASU No. 2009-17, as it was determined that the Company was no longer the PB (Blackhawk Deconsolidation). Although the financial arrangements mentioned above resulted in the Company holding substantial variable interests in Blackhawk, they did not give the Company the power to direct the activities that most significantly impact Blackhawk's economic performance. Consequently, subsequent to adopting this accounting pronouncement, the Company deconsolidated Blackhawk. See "Note 7—Variable Interest Entities" for additional information. Upon deconsolidation, an equity investment in Blackhawk of $3,969 and a subordinated convertible note receivable of $24,298 were recognized at fair value using the option available under ASC Topic 825, Financial Instruments, and the previously consolidated amounts were removed from the consolidated balance sheet. The difference between the amounts recognized at fair value and the removal of the previously consolidated amounts was recorded to retained earnings (accumulated deficit).

On February 26, 2010, the Company completed the Blackhawk Merger. See "Note 6—Acquisitions and Equity Transactions" for additional information regarding the accounting for the Blackhawk Merger.

Acquisitions And Equity Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Acquisitions And Equity Transactions [Abstract]
Acquisitions And Equity Transactions

Note 5—Acquisitions

On July 12, 2011, the Company and REG Albert Lea, a subsidiary of the Company, completed its asset acquisition of SoyMor. Pursuant to the Asset Purchase Agreement, dated June 8, 2011, the Company issued 673,544 shares of its Common Stock in exchange for the transfer of substantially all the assets of SoyMor and assumed certain liabilities. The assets of SoyMor consisted primarily of a 30 mmgy nameplate capacity biodiesel facility located in Albert Lea, Minnesota, as well as, a co-located soy lecithin production facility. The Company recorded a gain from the equity investment of $661 for the three months ended September 30, 2011 resulting from the difference in the carrying value and fair value of the equity method investment in SoyMor immediately prior to the acquisition. The equity investment gain was recorded in income (loss) from equity investments on the condensed consolidated statement of operations.

The Company determined that the SoyMor assets do not constitute a business as defined under ASC Topic 805, Business Combinations (ASC Topic 805), on the basis that the SoyMor assets are not an integrated set of activities or assets that are capable of being conducted or managed in a manner that would provide any economic benefit or return to the Company. As a result, the Company accounted for the SoyMor assets as an asset acquisition. Neither goodwill nor a gain from a bargain purchase was recognized in conjunction with the acquisition, and no significant contingent assets or liabilities were acquired or assumed in the acquisition.

The following table summarized the final allocation of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Final Allocation at July 12, 2011
Assets acquired:
Inventory	$78
Property, plant and equipment	18,886
Debt	(1,001)
Fair value of investment prior to allocation	(1,613)

Fair value of common stock issued	$16,350

The final acquisition price is summarized as follows:

	Final Value at July 12, 2011
	Fair Value	Fair Value per Share
Fair value of stock issued:
Common Stock	$16,350	$24.28

Note 6—Acquisitions and Equity Transactions

On February 26, 2010, the Company completed its mergers with Biofuels and Blackhawk and on March 8, 2010 the Company completed the asset purchase of CIE. The Company also completed the asset purchase of Nova Biosource Fuels, Inc. on April 8, 2010, an asset purchase of Tellurian and ABDF on July 16, 2010 and an asset purchase of Clovis on September 21, 2010.

REG Biofuels, Inc.

On February 26, 2010, the Company completed its merger with Biofuels.

Pursuant to the Second Amended and Restated Agreement and Plan of Merger, executed November 20, 2009, dated and effective as of the original execution date, May 11, 2009, REG Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company was merged with and into Biofuels. Upon consummation of the merger, Biofuels became a wholly owned subsidiary of the Company. At the closing, each share of Biofuels' Common Stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Common Stock, $.0001 par value per share, and each share of Biofuels' preferred stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Series A Preferred Stock, $.0001 par value per share.

The Company accounted for the Biofuels Merger as a business combination in accordance with ASC Topic 805. When accounting for the exchange of shares between entities under common control, the entity that receives the net assets shall initially recognize the assets and liabilities transferred at their carrying amounts in the accounts of the transferring entity at the date of transfer.

As the transaction was accounted for with carryover basis, no goodwill was recognized in conjunction with the Biofuels Merger, and no significant contingent assets or liabilities were acquired or assumed in the Biofuels Merger.

Blackhawk Biofuels LLC

On February 26, 2010, the Company completed the Blackhawk Merger.

Pursuant to the Second Amended and Restated Agreement and Plan of Merger, executed November 21, 2009, dated and effective as of the original execution date, May 11, 2009, REG Danville, LLC, a wholly owned subsidiary of the Company, was merged with and into Blackhawk. Upon consummation of the merger, Blackhawk became a wholly owned subsidiary of the Company and changed its name to REG Danville, LLC. Pursuant to the Blackhawk Merger, each outstanding Blackhawk Series A Units (other than such units held by Biofuels or any affiliate of Biofuels) was converted into 0.1792 shares of Common Stock and 0.0088 shares of Series A Preferred Stock. Each outstanding warrant for the purchase of Series A units of Blackhawk became exercisable for the purchase of shares of Common Stock, with the number of shares and exercise price per share adjusted appropriately based on the 0.1792 shares exchange ratio. The former members of Blackhawk have received 132,680 shares of Series A Preferred Stock and 2,701,261 shares of Common Stock.

The following table summarizes the final allocations of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Allocation at February 26, 2010
Assets (liabilities) acquired:
Cash	$1
Restricted cash	2,002
Other current assets	859
Property, plant and equipment	55,253
Goodwill	44,191
Other noncurrent assets	231
Line of credit	(350)
Other current liabilities	(3,621)
Notes payable	(48,743)
Other noncurrent liabilities	(6,802)

Fair value of common and preferred stock issued	$43,021

The acquisition price is summarized as follows:

	Value at February 26, 2010
	Fair value	Fair value per share
Fair value of stock issued:
Warrants	$1,269	$9.45
Common Stock	40,721	$15.08
Series A Preferred Stock	1,031	$7.77

Total	$43,021

Since all of REG Danville's revenues for the period from February 26, 2010 through December 31, 2010 consisted entirely of tolling fees from REG Marketing & Logistics Group, LLC (REG Marketing), they were eliminated on a consolidated basis.

Central Iowa Energy LLC

On March 8, 2010, the Company completed its acquisition of substantially all of the assets of CIE.

Pursuant to the Second Amended and Restated Asset Purchase Agreement, executed November 20, 2009, dated and effective as of the original execution date, May 8, 2009, REG Newton, LLC, a wholly owned subsidiary of the Company, acquired substantially all assets and liabilities of CIE. At closing, the Company delivered to CIE an aggregate of 158,485 shares of Series A Preferred Stock and 1,701,132 shares of Common Stock.

The following table summarizes the final allocation of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Allocation at March 8, 2010
Assets (liabilities) acquired:
Cash	$403
Restricted cash	300
Other current assets	483
Property, plant and equipment	32,153
Goodwill	24,593
Line of credit	(550)
Other current liabilities	(1,927)
Notes payable	(23,925)
Other noncurrent liabilities	(4,652)

Fair value of common and preferred stock issued	$26,878

The acquisition price is summarized as follows:

	Final value at March 8, 2010
	Fair value	Fair value per share
Fair value of stock issued:
Common Stock	$25,645	$15.08
Series A Preferred Stock	1,233	$7.77

Total	$26,878

Since all of REG Newton's revenues for the period from March 8, 2010 through December 31, 2010 consisted entirely of contract manufacturing fees from REG Marketing, they were eliminated on a consolidated basis.

The following pro forma condensed combined results of operations assume that the Blackhawk Merger and CIE Asset Acquisition were completed as of January 1, 2010, 2009, and 2008, respectively:

	2010	2009	2008
Revenues	$216,609	$135,216	$157,901
Net loss	$(24,633)	$(74,890)	$(18,613)

Nova Biosource Fuels, Inc.

On April 8, 2010, the Company entered into a series of agreements related to the asset purchase agreement with Nova Biosource Fuels, Inc. In September 2009, the United States Bankruptcy Court for the District of Delaware entered an order authorizing the sale of assets by Nova Biofuels Seneca, LLC (Nova Seneca) and Nova Biosource Technologies, LLC, (Nova Technologies), to a wholly owned subsidiary of Biofuels, pursuant to terms of an Asset Purchase Agreement, dated as of September 23, 2009 (the Nova Asset Purchase Agreement). The assets of Nova Seneca and Nova Technologies (the Seneca Assets), including the 60 mmgy biodiesel facility located in Seneca, Illinois (Seneca Facility) was acquired from Chapter 11 debtors in possession initially by the Company and immediately thereafter was sold to an entity named Seneca Landlord, LLC (Landlord) which is indirectly owned by three significant stockholders of the Company or their affiliates: Bunge North America, Inc., USRG Holdco V, LLC and West Central Cooperative. These stockholder parties facilitated the transactions described above by, among other things, creating Landlord, agreeing to invest $4,000 for repairs to the Seneca Facility and in consideration therefore received guarantees of certain payments and other obligations from the Company described below.

REG Seneca and Landlord entered into a Lease Agreement that governs REG Seneca's lease of the Seneca Facility from Landlord. The Lease has a term of 7 years on a net lease basis covering the debt service on $36,250 of mortgage indebtedness against the Seneca Facility, as well as taxes, utilities, maintenance and other operating expenses.

REG Seneca will pay Landlord a $600 per year fee (Fee), payable $150 per quarter, which is guaranteed by the Company. During the term of the lease, Seneca Holdco has a put option to the Company of the Landlord equity interests after one year, April 8, 2011, provided the Company has a minimum excess net working capital (as defined) of 1.5 times the put/call price. During this time, the Company also has a call option of the Landlord equity interests. The put/call price is the greater of three times the initial investment or an amount yielding a 35% internal rate of return. If the put/call is exercised within three years, the Fee and distributions in the first three years are credited to the put/call price. At the time the put or call is exercised, the Company will issue 60,000 shares of Common Stock to Seneca Holdco.

The Company determined that the Seneca Assets do not constitute a business as defined under ASC Topic 805 on the basis that the Seneca Assets are not an integrated set of activities or assets that are capable of being conducted or managed in a manner that would provide any economic benefit or return to the Company. As a result, the Company accounted for the purchase of the Seneca Assets as an asset acquisition. Neither goodwill nor a gain from a bargain purchase was recognized in conjunction with the acquisition, and no significant contingent assets or liabilities were acquired or assumed in the acquisition.

See "Note 7—Variable Interest Entities" for information on the accounting of the aforementioned transaction.

Tellurian Biodiesel, Inc. and American BDF, LLC

On July 16, 2010, the Company issued 239,314 shares and up to an additional 292,500 shares of Common Stock for certain assets of Tellurian and ABDF. Tellurian was a California-based biodiesel company and marketer. ABDF was a joint venture owned by Golden State Service Industries, RTI and Tellurian and had previously focused on building a national array of small biodiesel plants that would convert used cooking oil into high quality, sustainable biodiesel. The purchase connects RTI's national used cooking oil collection system, with more than 16,000 installations, with the Company's national network of biodiesel manufacturing facilities. The fair value of the Common Stock issued as consideration, of $3,027, was allocated to a supply agreement intangible asset. The fair value of any additional shares of Common Stock issued will be allocated to a supply agreement intangible asset as additional shares are earned by ABDF upon the Company's purchase of certain volumes of used cooking oil in proportion to annual targeted amounts in accordance with the supply agreement. Amounts allocated to the supply agreement intangible asset will be amortized over the term of the supply agreement.

Clovis Biodiesel, LLC

On September 21, 2010, REG Clovis, LLC, a wholly owned subsidiary of the Company, acquired substantially all assets of Clovis Biodiesel, LLC, a wholly owned subsidiary of the ARES Corporation. At closing, the Company delivered to ARES Corporation 860,000 shares of Common Stock in exchange for the assets of Clovis and $8,000 cash.

The Company determined that the Clovis assets do not constitute a business as defined under ASC Topic 805 on the basis that the Clovis assets are not an integrated set of activities or assets that are capable of being conducted or managed in a manner that would provide any economic benefit or return to the Company. As a result, the Company accounted for the purchase of the Clovis assets as an asset acquisition. Neither goodwill nor a gain from a bargain purchase was recognized in conjunction with the acquisition, and no significant contingent assets or liabilities were acquired or assumed in the acquisition.

The following table summarizes the final allocation of the purchase price to the fair values of the assets acquired and liabilities assumed at the date of acquisition:

Final allocation at September 21, 2010
Assets acquired:
Cash	$8,000
Property, plant and equipment	2,191

Fair value of common stock issued	$10,191

The final acquisition price is summarized as follows:

	Final value at September 21, 2010
	Fair value	Fair value per share
Fair value of stock issued:
Common Stock	$10,191	$11.85

Variable Interest Entities	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Variable Interest Entities [Abstract]
Variable Interest Entities

Note 6—Variable Interest Entities

In June 2009, the FASB amended its guidance on accounting for VIEs through the issuance of ASU No. 2009-17. The new accounting guidance resulted in a change in our accounting policy effective January 1, 2010. Among other things, the new guidance requires a qualitative analysis to determine the primary beneficiary of a VIE, requires continuous assessments of whether an enterprise is the primary beneficiary of a VIE and amends certain guidance for determining whether an entity is a VIE. Under the new guidance, a VIE must be consolidated if the enterprise has both (a) the power to direct the activities of the VIE that most significantly impact the entity's economic performance and (b) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. This new accounting guidance was effective for the Company on January 1, 2010 and was applied prospectively.

The Company has invested in three plants owned by independent investment groups. Those companies are Western Iowa Energy, LLC (WIE), Western Dubuque Biodiesel, LLC (WDB) and East Fork Biodiesel, LLC (EFB). During 2010, the Company impaired the remaining investment balance in EFB. See "Note 8—Investments" for the investment amounts and the related condensed financial information of these investments. The Company evaluated each investment and determined we do not hold an interest in any of our investments in third party network plants that would give us the power to direct the activities that most significantly impact the economic performance of the network plant. As a result, the Company is not the primary beneficiary and does not consolidate these VIEs. During July 2011, the Company completed its purchase of substantially all the assets of SoyMor. See "Note 5—Acquisitions" for a description of the transaction.

The carrying values and maximum exposure for all unconsolidated VIE's are as follows:

	September 30, 2011		December 31, 2010
Investment:	Investments	Maximum exposure	Investments	Maximum exposure
SoyMor	$—	$—	$1,107	$1,119
WIE	576	576	576	576
WDB	2,005	2,005	2,005	2,005
Bell, LLC	—	—	571	2,949

	$2,581	$2,581	$4,259	$6,649

On April 8, 2010, the Company determined that Landlord was a VIE and was consolidated into the Company's financial statements as it is the primary beneficiary. The Company has a put/call option with Seneca Holdco to purchase Landlord and currently leases the plant for production of biodiesel, both of which represent a variable interest in Landlord that are significant to the VIE. Although the Company does not have an ownership interest in Seneca Holdco, it was determined that the Company is the primary beneficiary due to the related party nature of the entities involved, the Company's ability to direct the activities that most significantly impact Landlord's economic performance and the design of Landlord that ultimately gives the Company the majority of the benefit from the use of Seneca's assets. The Company has elected the fair value option available under ASC Topic 825 on the $4,000 investment made by Seneca Holdco and the associated put /call option (the Seneca Holdco liability). Changes in the fair value after the date of the transaction are recorded in earnings.

The Company has 50% ownership in Bell, LLC, a VIE joint venture that owns and leases to the Company its corporate office building in Ames, Iowa. Commencing January 1, 2011, the Company has the right to execute a call option with the joint venture member, Dayton Park, LLC, to purchase Bell, LLC; therefore, the Company determined it was the primary beneficiary of Bell, LLC and consolidated Bell, LLC into the Company's financial statements. The Company is the primary beneficiary due to its ownership interest and having an exercisable call option that allows the Company to direct the activities that most significantly impact Bell, LLC's economic performance and gives the Company the majority of the benefit from the use of Bell, LLC's assets. Through consolidation of Bell, LLC on January 1, 2011, the Company had an outstanding promissory note balance of $4,757 with interest accrued monthly at a rate of 5.7% per annum, with a maturity date of February 15, 2013. The note is secured by a mortgage interest in the office building.

The following table summarizes the fair values of the assets and liabilities recorded by the Company as a result of the consolidation of Bell, LLC:

Final allocation at January 1, 2011
Assets/(liabilities) acquired:
Cash	$22
Property, plant and equipment	5,881
Noncurrent assets	4
Other current liabilities	(17)
Debt	(4,757)
Other noncurrent liabilities	(567)

Carrying value of previously held equity method investment	$566

Note 7—Variable Interest Entities

In June 2009, the FASB amended its guidance on accounting for VIEs through the issuance of ASU No. 2009-17. The new accounting guidance resulted in a change in our accounting policy effective January 1, 2010. Among other things, the new guidance requires a qualitative analysis to determine the PB of a VIE, requires continuous assessments of whether an enterprise is the PB of a VIE and amends certain guidance for determining whether an entity is a VIE. Under the new guidance, a VIE must be consolidated if the enterprise has both (a) the power to direct the activities of the VIE that most significantly impact the entity's economic performance and (b) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE. This new accounting guidance was effective for the Company on January 1, 2010 and was applied prospectively.

On January 1, 2010, the Company deconsolidated Blackhawk after performing a reassessment under this new guidance. Blackhawk had previously been consolidated due to the variable interests held by the Company. Variable interests in Blackhawk held by the Company as of January 1, 2010 included a subordinated convertible note, membership units, guaranty of indebtedness of up to $1,500, warrants and the MOSA. Although these financial arrangements resulted in the Company holding substantial variable interests in Blackhawk, they did not empower the Company to direct the activities that most significantly impact Blackhawk's economic performance. Consequently, subsequent to this change in accounting policy, the Company deconsolidated Blackhawk.

The Company accounted for its interests in Blackhawk using the fair value options available under ASC Topic 825, Financial Instruments, from the date of deconsolidation on January 1, 2010 until the date of merger on February 26, 2010. The following table represents the deconsolidating entries as of January 1, 2010:

	As reported January 1, 2010	Adjustment	As adopted
ASSETS
Current assets:
Cash	$5,855	$(206)	$5,649
Restricted cash	2,156	(2,002)	154
Current assets	29,691	1,098	30,789

Total current assets	37,702	(1,110)	36,592

Property, plant and equipment, net	124,429	(43,209)	81,220
Goodwill	16,080	—	16,080
Noncurrent assets	22,347	27,731	50,078

Total assets	$200,558	$(16,588)	$183,970

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Revolving line of credit	$350	$(350)	$—
Current maturities of notes payable	2,756	(815)	1,941
Current liabilities	23,810	(1,144)	22,666

Total current liabilities	26,916	(2,309)	24,607
Notes payable	25,749	(23,630)	2,119
Other liabilities	25,902	(8,516)	17,386

Total liabilities	78,567	(34,455)	44,112

Redeemable preferred stock	149,122	—	149,122
Equity (deficit):
Company stockholders' equity (deficit):
Common stock	2	—	2
Common stock—additional paid-in-capital	15,676	1,192	16,868
Warrants—additional paid-in-capital	4,619	—	4,619
Retained earnings (accumulated deficit)	(60,905)	30,152	(30,753)

Total stockholders' equity (deficit)	(40,608)	31,344	(9,264)
Noncontrolling interests	13,477	(13,477)	—

Total equity (deficit)	(27,131)	17,867	(9,264)

Total liabilities and equity (deficit)	$200,558	$(16,588)	$183,970

The Company has invested in four network plants owned by independent investment groups. Those companies are SoyMor Biodiesel, LLC (SoyMor), Western Iowa Energy, LLC (WIE), Western Dubuque Biodiesel, LLC (WDB) and East Fork Biodiesel, LLC (EFB). See "Note 11—Investments" for the investment amounts and the related condensed financial information of these investments. The Company evaluated each investment and determined we do not hold an interest in any of our investments in network plants that would give us the power to direct the activities that most significantly impact the economic performance of the network plant. As a result, the Company is not the PB and does not consolidate these VIE's.

The Company has 50% ownership in 416 S. Bell, a joint venture where control is equally shared. The Company determined that neither partner in the joint venture has the power to direct the activities that most significantly impact the economic performance of the joint venture individually. As a result, the Company is not the PB and does not consolidate this VIE.

The carrying values and maximum exposure for all unconsolidated VIE's as of December 31, 2010 are as follows:

	Investments	Maximum exposure
Investment:
SoyMor	$1,107	$1,119
WIE	576	576
WDB	2,005	2,005
416 S Bell	571	2,949

	$4,259	$6,649

On April 8, 2010, the Company determined that Landlord was a VIE and was consolidated into the Company's financial statements as it is the PB. See "Note 6—Acquisitions and Equity Transactions" for a description of the acquisition. The Company has a put/call option with Seneca Holdco to purchase Landlord and currently leases the plant for production of biodiesel, both of which represent a variable interest in Landlord that are significant to the VIE. Although the Company does not have an ownership interest in Seneca Holdco, it was determined that the Company is the PB due to the related party nature of the entities involved, the Company's ability to direct the activities that most significantly impact Landlord's economic performance and the design of Landlord that ultimately gives the Company the majority of the benefit from the use of Seneca's assets. The Company has elected the fair value option available under ASC Topic 825 on the $4,000 investment made by Seneca Holdco and the associated put and call options (the Seneca Holdco Liability). Changes in the fair value after the date of the transaction are recorded in earnings. Those assets are owned by, and those liabilities are obligations of, Landlord, not the Company.

As of December 31, 2010, the Company has finalized the allocation of fair value in the Seneca transaction to the assets acquired and liabilities assumed. There was no change in valuation between the preliminary and final allocation. The following table summarizes the allocation of the purchase price to the fair values of the assets and liabilities recorded by the Company as a result of the transaction and subsequent consolidation of Landlord:

Final allocation at April 8, 2010
Assets (liabilities) acquired:
Restricted cash	$4,000
Property, plant and equipment	39,314
Current liabilities	(400)
Seneca Holdco liability	(6,664)
Notes payable	(36,250)

Fair value of consideration	$—

Inventories	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Inventories [Abstract]
Inventories

Note 7—Inventories

Inventories consist of the following:

	September 30, 2011	December 31, 2010
Raw materials	$16,087	$7,297
Work in process	946	281
Finished goods	28,460	21,407

Total	$45,493	$28,985

Note 8—Inventories Inventories consist of the following at December 31:

	2010	2009
Raw materials	$7,297	$743
Work in process	281	22
Finished goods	21,407	12,075

Total	$28,985	$12,840

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant And Equipment [Abstract]
Property, Plant And Equipment

Note 9—Property, Plant and Equipment

Company owned property, plant and equipment consists of the following at December 31:

	2010	2009
Land	$704	$—
Building and improvements	21,834	12,122
Leasehold improvements	6,556	4,932
Machinery and equipment	82,007	51,801

	111,101	68,855
Accumulated depreciation	(12,647)	(10,488)

	98,454	58,367
Construction in process	67,937	66,062

Total	$166,391	$124,429

Seneca Landlord property, plant and equipment consists of the following at December 31:

	2010	2009
Building and improvements	$18,445	$—
Leasehold improvements	6	—
Machinery and equipment	24,824	—

	43,275	—
Accumulated depreciation	(723)	—

	42,552	—
Construction in process	140	—

Total	$42,692	$—

Intangible Assets	12 Months Ended
Dec. 31, 2010
Intangible Assets [Abstract]
Intangible Assets

Note 10—Intangible Assets

Intangible assets consist of the following at December 31:

	2010	2009
Raw material supply agreement intangibles	$3,027	$7,025
Ground lease	200	200
Accumulated amortization	(58)	(22)

Total intangible assets	$3,169	$7,203

The raw material supply agreement acquired during 2010 (see "Note 6—Acquisitions and Equity Transactions") is amortized over its 15 year term based on actual usage under the agreement. The Company determined the estimated amount of raw materials to be purchased over the life of the agreement to calculate a per pound rate of consumption. The rate is then multiplied by the actual usage each period for expense reporting purposes. As discussed in Note 2—Summary of Significant Accounting Policies, the raw material supply agreement intangible recorded as of December 31, 2009 was charged off during 2010.

Amortization expense of $36, $22 and $0 for intangible assets is include in cost of goods—biodiesel in the statement of operations for the years ended December 31, 2010, 2009 and 2008, respectively.

Estimated amortization expense for fiscal years ended December 31 is as follows:

2011	$125
2012	125
2013	173
2014	181
2015	189
Thereafter	2,376

Total	$3,169

Investments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Investments [Abstract]
Investments

Note 8—Investments

Investments consist of the following:

	September 30, 2011		December 31, 2010
	Ownership	Balance	Ownership	Balance
Investment and accumulated earnings in:
SoyMor(a)		$—	9%	$1,107
WIE(b)	2%	576	2%	576
WDB(c)	8%	2,005	8%	2,005
Bell, LLC(d)		—	50%	571

Total(e)		$2,581		$4,259

(a)	During July 2011, the Company completed its purchase of substantially all the assets of SoyMor. See "Note 5—Acquisitions" for a description of the transaction.
(b)	As of May 2010, the accounting method for this investment changed from equity method to cost method due to the Company no longer having the ability to significantly influence the operations of WIE.
(c)	As of August 2010, the accounting method for this investment was changed from equity method to cost method due to the Company no longer having the ability to significantly influence the operations of WDB.
(d)	As of January 1, 2011, the Company consolidated Bell, LLC. Due to the consolidation, the investment was eliminated.
(e)	The investments include deferred tax assets of $942 as of September 30, 2011 and December 31, 2010, respectively, fully offset by a valuation allowance.

As of September 30, 2011, there are no equity method investments and no corresponding balance sheet information presented below. The condensed financial information of equity method investments is as follows:

December 31, 2010
Condensed balance sheet:
Total current assets	$352

Total noncurrent assets	$23,407

Total current liabilities	$585

Total noncurrent liabilities	$5,270

	Three Months ended September 30, 2011	Three Months ended September 30, 2010	Nine Months ended September 30, 2011	Nine Months ended September 30, 2010
CONDENSED STATEMENT OF OPERATIONS:
Sales	$—	$229	$—	$6,607
Costs of goods sold	(7)	(142)	(7)	(5,343)
Operating and other expenses	(122)	(765)	(1,667)	(6,039)

Net loss	$(129)	$(678)	$(1,674)	$(4,775)

Note 11—Investments

Investments consist of the following at December 31:

	2010		2009
	Ownership	Balance	Ownership	Balance
Investment and accumulated earnings in:
SoyMor	9%	$1,107	9%	$1,354
WIE (a)	2%	576	2%	602
WDB (b)	8%	2,005	8%	2,195
416 S Bell	50%	571	50%	598
CIE (c)		—	4%	1,000
EFB (d)		—	4%	400

Total (e)		$4,259		$6,149

(a)	As of May 2010, the accounting method for this investment changed from the equity method to the cost method due to the Company no longer having the ability to significantly influence the operations of WIE, since at that time the Company no longer managed that facility and no employee of the Company held a position on the WIE Board of Directors.
(b)	As of August 2010, the accounting method for this investment was changed from the equity method to the cost method due to the Company no longer having the ability to significantly influence the operations of WDB, since at that time the Company no longer managed that facility.
(c)	During the first quarter of 2010, the Company purchased Central Iowa Energy LLC (See Note 6—Acquisitions and Equity Transactions). Through the purchase price allocation, the Company eliminated its investment in Central Iowa Energy.
(d)	As of June 2010, the Company impaired the remaining investment amount of $400. On December 28, 2010, East Fork Biodiesel (EFB) filed its Articles of Dissolution with the Iowa Secretary of State.
(e)	The investments include deferred tax assets of $942 and $677 as of December 31, 2010 and 2009, respectively, fully offset by a valuation allowance.

The condensed financial information of equity method investments as of and for the years ended December 31, is as follows:

	2010	2009
Condensed balance sheet:
Total current assets	$352	$15,530

Total noncurrent assets	$23,407	$90,846

Total current liabilities	$585	$31,260

Total noncurrent liabilities	$5,270	$9,303

	2010	2009	2008
Condensed statement of operations:
Sales	$6,895	$74,164	$144,734
Costs of goods sold	(5,970)	(70,859)	(139,515)
Operating and other expenses	(6,838)	(6,551)	(10,753)

Net loss	$(5,913)	$(3,246)	$(5,534)

Other Assets	12 Months Ended
Dec. 31, 2010
Other Assets [Abstract]
Other Assets

Note 12—Other Assets

Prepaid expense and other current assets consist of the following at December 31:

	2010	2009
Income taxes receivable	$—	$553
Commodity derivatives and related collateral, net	1,636	1,774
Prepaid insurance	1,088	1,105
Prepaid service contracts	215	272
Prepaid raw materials	—	325
Deposits	306	—
Network Plant notes receivable(a)	—	483
Other	688	177

Total	$3,933	$4,689

a)	The Company has certain arrangements with the Network Plants that require funds to be remitted to the Network Plant upon sale of product to the end customer before amounts have been collected by the Company. In exchange, the Network Plant agrees to pay the Company a fee equal to 50 basis points in excess of the Company's cost of working capital as computed from time to time.

Other noncurrent assets consist of the following at December 31:

	2010	2009
Debt issuance costs (net of accumulated amortization of $1,381 in 2010 and $318 in 2009)	$2,790	$1,420
Spare parts inventory	4,498	4,726
Prepaid taxes	—	412
Other	533	937

Total	$7,821	$7,495

Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2010
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

Note 13—Accrued Expenses and Other Liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2010	2009
Accrued property taxes	$916	$792
Accrued employee compensation	987	858
Accrued interest	249	193
Unfavorable lease obligation, current portion	1,129	1,829
Other	268	525

Total	$3,549	$4,197

Other noncurrent liabilities consist of the following at December 31:

	2010	2009
Fair value of interest rate swap	$612	$1,031
Liability for unrecognized tax benefits	1,500	1,500
Deferred grant revenue	745	—
Straight-line lease liability	2,524	—
Deferred credit related to investment in Blackhawk	—	7,484

Total	$5,381	$10,015

As a result of the merger with Blackhawk on February 26, 2010, the Company recognized a deferred tax asset and an associated deferred credit related to excess taxable basis over book basis on its investment in Blackhawk. The Company reflected the related amounts on its consolidated balance sheet as of December 31, 2009 as the acquisition represented a recognizable subsequent event that will reverse in the foreseeable future. The deferred credit was reversed through retained earnings (accumulated deficit) on January 1, 2010 upon adoption of ASU 2009-17 resulting in the deconsolidation of Blackhawk.

In connection with the acquisition of U.S. Biodiesel Group on June 26, 2008, the Company assumed a ground lease associated with its terminal facility in Houston, Texas. The terms of the lease require the Company to pay above market rentals through the remainder of the lease term expiring in 2021. The Company has recorded an intangible liability for this arrangement that will be amortized as an adjustment to lease expense over the remaining lease term.

The unfavorable lease obligation consists of the following:

	2010	2009
Unfavorable lease obligation	$13,612	$13,612
Accumulated amortization	(1,190)	—

Total unfavorable lease obligation	12,422	13,612
Current portion	(1,129)	(1,829)

	$11,293	$11,783

The unfavorable lease obligation is amortized over the contractual period the Company is required to make rental payments under the lease.

An amortization benefit of $1,190 and $0 for the years ended December 31, 2010 and 2009, respectively, for noncurrent liabilities is included in the cost of biodiesel sales.

Estimated amortization benefit for the fiscal years ending December 31 is as follows:

2011	$1,129
2012	1,129
2013	1,129
2014	1,129
2015	1,129
Thereafter	6,777

$12,422

On May 1, 2010, the Company amended its lease of a terminal facility in Houston, Texas. The amended agreement is through December 2021 and changes the monthly lease payment. For the year ending December 31, 2010, the fixed payment is reduced from $515 to $165. For the year ending December 31, 2011, the fixed monthly lease payment will increase on a quarterly basis throughout the year resulting in monthly lease payments of $215, $275, $350 and $450. From January 1, 2012, and continuing thereafter, the monthly lease payment will be $515, subject to escalation, on an annual basis, utilizing the producer price index. Due to the scheduled increase in lease payments over the life of the lease, the Company is recording a straight-line lease liability related to the monthly payments pursuant to ASC Topic 840, Leases. The straight-line lease liability is recorded in other liabilities on the consolidated balance sheet.

Borrowings	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Borrowings [Abstract]
Borrowings

NOTE 9—BORROWINGS

The Company's borrowings are as follows:

	September 30, 2011	December 31, 2010
Revolving lines of credit	$10,550	$9,550
REG Danville term loan	22,282	23,634
REG Newton term loan	23,064	23,611
REG Albert Lea term loan	10,000	—
Other	2,616	3,080

Total notes payable	$68,512	$59,875

Seneca Landlord term loan	$36,250	$36,250
Bell, LLC promissory note	4,604	—

Total notes payable—variable interest entities	$40,854	$36,250

On July 12, 2011, in connection with the SoyMor acquisition, one of the Company's subsidiaries, REG Albert Lea, assumed a $714 term loan, with a maturity date of October 1, 2013. The term loan is with West Central Cooperative (West Central). The loan requires three equal and consecutive annual installments of $250, with the first installment due October 1, 2011. Interest is charged at a variable rate based on West Central's bank quoted weekly rate (4.23% at September 30, 2011) and shall be payable monthly. The loan is secured by substantially all assets of REG Albert Lea. Subsequent to assuming the loan, as part of the agreement to enter into a loan agreement with USRG Holdco IX, LLC (USRG), REG Albert Lea was required to pay down the loan balance in the amount of $500. The final payment is due October 1, 2013. Amounts outstanding on the term loan were $214 as of September 30, 2011.

On July 12, 2011, in connection with the SoyMor acquisition, REG Albert Lea assumed an interest free loan in the amount of $167 with a maturity date of July 1, 2015. The loan requires monthly payments of $3 with the first installment due August 1, 2011. The loan is secured by substantially all assets of REG Albert Lea. Subsequent to assuming the loan, as part of the agreement to enter into a loan agreement with USRG, REG Albert Lea was required to pay off the entire loan balance. Amounts outstanding on the term loan were $0 as of September 30, 2011.

On July 12, 2011, in connection with the SoyMor acquisition, REG Albert Lea assumed a $110 term loan, with a maturity of October 1, 2013. The loan requires monthly principal and interest payments of $4 due on the first day of the month. Interest is charged at a fixed rate of 3% per annum. The loan is secured by all personal and real property of REG Albert Lea. Amounts outstanding on the term loan were $99 as of September 30, 2011.

On August 4, 2011, REG Albert Lea entered into a Loan Agreement with USRG and USRG Management Company, LLC, under which USRG agreed to loan REG Albert Lea $10,000 (the Loan) for the purpose of purchasing feedstocks and chemicals for REG Albert Lea's biodiesel production facility. Interest is charged at a fixed rate and is payable monthly (12% at September 30, 2011). The Loan is secured by the assets and operations of the facility. The Loan is due December 15, 2011. Amounts outstanding on the loan were $10,000 as of September 30, 2011.

On November 3, 2011, REG Danville, LLC entered into an Amended and Restated Loan Agreement with Fifth Third Bank. The renewed term loan has a three year term with an automatic one year extension upon certain cumulative principal payment thresholds being met. The loan requires monthly principal payments of $150 and interest to be charged using LIBOR plus 5% per annum. The loan is secured by our Danville facility. A one-time principal payment totaling $6,243, which includes $2,000 paid from the debt service reserve, will be paid in November 2011 and is classified in current maturities of notes payable on the condensed consolidated balance sheet as of September 30, 2011. The debt service reserve under the term loan is $1,500 and is the continuing guarantee obligation of Renewable Energy Group, Inc. Amounts outstanding on the term loan were $22,282 as of September 30, 2011.

Note 14—Borrowings

The Company's borrowings are as follows:

	2010	2009
REG Danville term loan	$23,634	$24,445
REG Newton term loan	23,611	—
Revenue bond	2,030	2,360
Other	1,050	1,700

Total Notes Payable	$50,325	$28,505

Seneca Landlord term loan	$36,250	$—

On February 26, 2010, in connection with the Blackhawk Merger, one of the Company's subsidiaries, REG Danville, assumed a $24,600 term loan. The term loan matures November 2011. The Illinois Finance Authority guarantees 61% of the term loan and the remaining amount is secured by the Danville facility. The term loan bears interest at a fluctuating rate per annum equal to the LIBOR rate plus the applicable margin of 400 basis points through December 31, 2010 and 2009 (effective rate at December 31, 2010 and 2009 was 4.26% and 4.23%, respectively). Amounts outstanding on the term loan were $23,634 and $24,445 as of December 31, 2010 and 2009, respectively. Until June 30, 2010, REG Danville was required to make only monthly payments of accrued interest. Beginning on July 1, 2010, REG Danville is required to make monthly principal payments equal to $135 plus accrued interest. In addition to these monthly payments, as the result of an amendment to the loan agreement, REG Danville is required to make annual principal payments equal to 50% of REG Danville's Excess Cash Flow, or the 50% Excess Payment, with respect to each fiscal year until $2,500 has been paid from the Excess Cash Flow. Excess Cash Flow is equal to EBITDA less certain cash payments made during the period including principal payments, lease payments, interest payments, tax payments, approved distributions and capital expenditures. Excess Cash Flow is measured annually; therefore, no amounts have yet been paid. Thereafter, REG Danville is required to make annual payments equal to 25% of its Excess Cash Flow. The entire outstanding balance on the loan is included in current liabilities because the loan matures in November 2011.

REG Danville also had a revolving line-of-credit with a borrowing capacity of $190 which expired on November 30, 2010. The revolving line of credit accrues interest at the prime rate plus 25 basis points or the 30-day LIBOR plus 300 basis points as determined at the election of REG Danville at the time of borrowing and is secured by all plant assets owned by REG Danville. Borrowings outstanding under the line-of-credit were $0 and $350 as of December 31, 2010 and 2009, respectively.

In March 2010, as part of the CIE Asset Purchase, REG Newton assumed the term debt of CIE and refinanced the term debt (AgStar Loan). Amounts outstanding as of December 31, 2010 of $23,611 require interest to be accrued based on 30-day LIBOR or 2.00%, whichever is higher, plus 300 basis points (effective rate at December 31, 2010 was 5.00%). The debt is secured by all plant assets owned by REG Newton. The Company has a limited guarantee related to the obligations under the AgStar Loan, which provides that the company will not be liable for more than the unpaid interest on the AgStar Loan that has accrued during an 18-month period beginning on March 8, 2010. REG Newton is required to make interest only payments on a monthly basis through February 2011. Beginning in March 2011, REG Newton will be required to make reduced principal payments of $60 plus interest through September 2011. Beginning in October 2011, REG Newton will be required to make principal payments of $120 plus interest until the maturity date of March 8, 2013. Beginning on January 1, 2011, under the AgStar Loan, REG Newton is required to maintain a debt service reserve account (Debt Reserve) equal to 12-monthly payments of principal and interest on the AgStar Loan. At each fiscal year end thereafter until such time as the balance in the Debt Reserve contains the required 12-months of payments, REG Newton must deposit an amount equal to its Excess Cash Flow. The AgStar Loan agreement defines Excess Cash Flow as EBITDA, less the sum of required debt payments, interest expense, any increase in working capital from the prior year until working capital exceeds $6,000, up to $500 in maintenance capital expenditure, allowed distributions and payments to fund the Debt Reserve. Also beginning on January 1, 2011, provided that REG Newton is in compliance with the working capital ratios and the Debt Reserve is funded, REG Newton must make an annual payment equal to 50% of its Excess Cash Flow calculated based upon the prior year's audited financial statements within 120 days of the fiscal year end.

In March 2010, REG Newton obtained a revolving line-of-credit (AgStar Line) with an aggregate borrowing capacity of $2,350 which expired on March 7, 2011. The debt is secured by REG Newton's account receivable and inventory. The Company has guaranteed the obligations under the AgStar Line. The revolving line of credit accrues interest at 30-day LIBOR or 2.00%, whichever is higher, plus 300 basis points (effective rate at December 31, 2010 was 5.00%). Borrowings outstanding under the line-of-credit were $550 as of December 31, 2010.

On April 9, 2010, Landlord entered into a note payable agreement with West LB. The balance of the note as of December 31, 2010 is $36,250. The note requires that interest be accrued at different rates based on whether it is a Base Rate Loan or Eurodollar Loan at either 2.0% over the higher of 50 basis points above the Federal Funds Effective Rate or the WestLB prime rate for Base Rate Loans or 3.0% over adjusted LIBOR for Eurodollar Loans. The loan was a Eurodollar Loan through December 31, 2010 (effective rate at December 31, 2010 was 3.26%). Interest is paid monthly. Principal payments have been deferred until April 2012. At that time, Landlord will be required to make estimated monthly principal payments of $201 with remaining unpaid principal due at maturity on April 8, 2017. The note payable is secured by the property located at the Seneca location.

On April 9, 2010, REG Marketing & Logistics Group, LLC and REG Services, together with the Company as guarantor, (the WestLB Loan Parties) entered into a Revolving Credit Agreement (WestLB Revolver) with WestLB AG (WestLB). The initial available credit amount under the WestLB Revolver is $10,000 with additional lender increases up to a maximum commitment of $18,000. Advances under the WestLB Revolver are limited to the amount of certain qualifying assets of the WestLB Loan Parties that secure amounts borrowed. The WestLB Revolver requires the WestLB Loan Parties to maintain compliance with certain financial covenants. The term of the WestLB Revolver is two years. The interest rate varies depending on the loan type designation and is either 2.0% over the higher of 50 basis points above the Federal Funds Effective Rate or the WestLB prime rate for base rate loans or 3.0% over adjusted LIBOR for Eurodollar loans (effective rate at December 31, 2010 was 3.26%). The WestLB Revolver is secured by assets and ownership interests of REG Marketing and REG Services. Borrowings outstanding under the line-of-credit were $9,000 as of December 31, 2010.

The credit agreements of the subsidiaries mentioned above contain various customary affirmative and negative covenants. Many of the agreements, but not all, also contain certain financial covenants, including a current ratio, net worth ratio, fixed charge coverage ratio, maximum funded debt to earnings before interest depreciation and amortization ratio and a maximum capital expenditure limitation. Negative covenants include restrictions on incurring certain liens; making certain payments, such as distributions and dividend payments; making certain investments; transferring or selling assets; making certain acquisitions; and incurring additional indebtedness. The agreements generally provide that the payment of obligations may be accelerated upon the occurrence of customary events of default, including, but not limited to, non-payment, change of control, or insolvency.

The Company was in compliance with all restrictive financial covenants associated with its borrowings as of December 31, 2010 with the exception to the REG Danville bank debt. REG Danville received a waiver from the bank that cured the financial covenants noncompliance on the bank debt as of December 31, 2010. We expect that REG Danville will not be in compliance as of March 31, 2011, which will require us to obtain another waiver.

Maturities of the borrowings are as follows for the years ending December 31:

2011	$25,551
2012	3,740
2013	24,234
2014	2,766
2015	2,757
Thereafter	27,527

Total	86,575
Less: current portion	(25,551)

$61,024

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

Note 15—Income Taxes

The tax effects of temporary differences that give rise to the Company's deferred tax assets and liabilities at December 31 are as follows:

	2010		2009
	Current	Noncurrent	Current	Noncurrent
Deferred Tax Assets:
Property, plant and equipment	$—	$—	$—	$4,932
Goodwill	—	14,028	—	15,720
Net operating loss carryforwards	—	24,029	—	12,057
Tax credit carryforwards	—	3,068	—	3,068
Alternative minimum tax carryforwards	—	—	—	211
Start-up costs	—	1,580	—	—
Stock-based compensation	—	1,725	—	5,332
Investment in Blackhawk	—	—	—	6,163
Seneca Holdco liability	—	4,014	—	—
Notes payable—Seneca Landlord, LLC	—	13,983	—	—
Deferred revenue	3,599	287	2,192	—
Houston terminal lease	—	1,673	—	823
Other	1,248	579	600	559

Deferred tax assets	4,847	64,966	2,792	48,865
Deferred Tax Liabilities:
Prepaid expenses	(536)	—	(534)	—
Property, plant and equipment	—	(10,022)	—	—
Property, plant and equipment—Seneca Landlord, LLC	—	(16,477)	—	—
Deferred revenue cost of goods sold	(3,450)	—	(1,279)	—
Other	(67)	(41)	—	(141)

Deferred tax liabilities	(4,053)	(26,540)	(1,813)	(141)

Net deferred tax assets	794	38,426	979	48,724
Valuation allowance	(794)	(36,926)	(979)	(47,224)

Net deferred taxes	$—	$1,500	$—	$1,500

The Company reviews the carrying amount of its deferred tax assets to determine whether the establishment of a valuation allowance is necessary. If it is more-likely-than-not that all or a portion of the Company's deferred tax assets will not be realized, based on all available evidence, a deferred tax valuation allowance would be established. Consideration is given to positive and negative evidence related to the realization of the deferred tax assets. Significant judgment is required in making this assessment.

In evaluating the available evidence, management considers, among other factors, historical financial performance, expectation of future earnings, length of statutory carry forward periods, experience with operating loss and tax credit carry forwards not expiring unused, tax planning strategies and time of reversals of temporary differences. In evaluating losses, management considers the nature, frequency and severity of losses in light of the conditions giving rise to those losses. As of December 31, 2010, management concluded that the book and tax losses that result in cumulative losses represent negative evidence. This evidence provides negative evidence that cannot be overcome by positive and objectively verifiable evidence. Based on this evaluation, management has concluded a valuation allowance was required for the entire amount of the Company's net deferred tax assets since positive, objectively verifiable evidence was not available to prove that it was more-likely-that-not that the Company would be able to realize these assets.

If future results provide positive, objectively verifiable evidence, that evidence will be considered in determining whether some or all of the valuation allowance will be reversed.

Income tax benefit (expense) for the years ended December 31 is as follows:

	2010	2009	2008
Current income tax (expense) benefit
Federal	$—	$—	$628
State	—	—	518

	—	—	1,146
Deferred income tax (expense) benefit
Federal	(9,419)	(3,267)	(219)
State	(962)	(467)	(79)
Net operating loss carryforwards	11,972	7,041	8,566
Other	(481)	(316)	—

	1,110	2,991	8,268

Income tax benefit before valuation allowances	1,110	2,991	9,414
Deferred tax valuation allowances	2,142	(48,203)	—

Income tax benefit (expense)	$3,252	$(45,212)	$9,414

Income tax expense attributable to operations differed from the expense computed using the federal statutory rate primarily as a result of the change in tax status of the Company from its predecessors, state income taxes, net of federal income tax effects, income or loss from the change in fair value of embedded conversion feature of preferred stock, incentive stock options and various tax credits available to the Company as a result of its manufacture and sale of biodiesel. A comparison of the statutory and effective income tax benefits and reasons for related differences follows:

	2010	2009	2008
U.S. Federal income tax benefit at a statutory rate of 35 percent	$(8,452)	$(7,895)	$(8,853)
Minority interest taxed at member level	—	3,177	976
State taxes, net of federal income tax benefit	(863)	(1,128)	(981)
(Gain)/loss on embedded derivative	3,166	936	(834)
Transaction costs	386	1,210	—
Conversion of stock options to restricted stock units	3,917	—	—
Other, net	736	709	278

Total benefits for income taxes before valuation allowances	(1,110)	(2,991)	(9,414)
Valuation allowances	(2,142)	48,203	—

Total (benefits) expenses for income taxes	$(3,252)	$45,212	$(9,414)

In accordance with ASC Topic 740, Income Taxes, the Company periodically reviews its portfolio of uncertain tax positions. An uncertain tax position represents the Company's expected treatment of a tax position taken in a filed tax return, or planned to be taken in a tax return not yet filed, that has not been reflected in measuring income tax expense for financial reporting purposes. The Company does not recognize income tax benefits associated with uncertain tax positions where it is determined that it is not more-likely-than-not, based on the technical merits, that the position will be sustained upon examination.

A reconciliation of the total amounts of unrecognized tax benefits at December 31 is as follows:

	2010	2009	2008
Beginning of year balance	$1,500	$1,500	$—
Increases to tax positions expected to be taken	—	—	1,500
Increases to tax positions taken during prior years	—	—	—
Decreases to tax positions taken during prior years	—	—	—
Decreases due to lapse of statute of limitations	—	—	—

End of year balance	$1,500	$1,500	$1,500

The amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008 that would affect the effective tax rate if the tax benefits were recognized was $1,028. The remaining liability was related to tax positions for which there is a related deferred tax asset. The Company does not believe it is reasonably possible that the amounts of unrecognized tax benefits will significantly increase or decrease over the next twelve months. Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. The Company has not recorded any such amounts in the periods presented.

The Company files it's tax returns according to the tax laws of the jurisdictions in which it operates, which includes the U.S. federal jurisdictions, and various state jurisdictions. The U.S. Internal Revenue Service has completed its examination of the Company's federal income tax returns for all periods through 2008. Various state income tax returns also remain subject to examination by taxing authorities.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 16—Stock-based Compensation

Renewable Energy Group:

On July 31, 2006, the Biofuels Board approved the 2006 Stock Incentive Plan (the 2006 Plan). The 2006 Plan provides for 1,000,000 shares of Biofuels Common Stock to be available for option grants. Option grants are awarded at the discretion of the Board. Options expire ten years from the date of the grant. There are no performance conditions associated with the options.

The Biofuels Common Stock options are generally protected from anti-dilution via adjustments for any stock dividends, stock split, combination or other recapitalization.

On May 6, 2009, the Company's Board approved the 2009 Stock Incentive Plan (the 2009 Plan). The 2009 Plan provides for 2,160,000 shares of Company Common Stock to be made issuable under the plan. Restricted stock or restricted stock units may be awarded under the plan at the discretion of the Board. Restricted stock units may not be sold, transferred, pledged, assigned, or otherwise alienated until the lapse of the period of restriction. The restrictions will lapse with respect to the restricted stock units upon vesting, at which point each restricted stock unit (RSU) will be immediately converted into one share of common stock. The restricted stock units have no conversion price.

In connection with a change of control, Biofuels, at its discretion, may cancel options in exchange for a payment per share in cash of an amount equal to the excess, if any, of the change of control price per share over the exercise price of the option. On August 18, 2010, the Biofuels Board cancelled the stock options held by company employees. This cancellation was concurrent with the issuance of the restricted stock units under the 2009 Plan. The remaining options held by non-employees were assumed by the Company and will remain outstanding under the 2009 Plan with the same conditions as under the 2006 Plan.

There were no newly issued stock options granted during 2009 or 2010. For purposes of determining the fair value of stock options awarded in 2008, the Company used a Black-Scholes option pricing model and the assumptions set forth in the table below:

2008
Weighted average fair value of options granted (per option)	$ 0.15
Dividend yield	0%
Range of risk-free interest rates	2.94 - 4.96%
Weighted average risk-fee interest rate	4.78%
Weighted average expected volatility	88%
Weighted average expected life in years	5.6
Weighted average fair value of common stock	$ 2.23

As provided for by ASC Topic 718, the Company applied the simplified method in estimating the average expected life of the options. The simplified method assumes that early exercise of the option will occur between the vesting date and expiration date of the option.

Because the Company's stock is not publicly traded, the Company used the average historical volatility rate for publicly traded companies that are engaged in similar alternative fuel activities to those of the Company. In order to estimate the expected volatility as of the grant date, the Company used a simple average of the volatility for a similar time period as the expected life of the options and the current implied volatility of exchange traded options.

The following table summarizes information about Common Stock options granted, exercised, forfeited, vested and exercisable:

	Amount of options	Weighted average exercise price	Weighted average contractual term
Options outstanding—January 1, 2008	921,221	$23.85	9.2 years
Granted	14,000	$25.63
Exercised	—
Forfeited	(21,400)	$24.45

Options outstanding—December 31, 2008	913,821	$23.88	7.7 years
Granted	—
Exercised	—
Forfeited	(30,400)	$24.83

Options outstanding—December 31, 2009	883,421	$23.85	6.8 years
Granted	—
Exercised	—
Forfeited	(12,200)	$23.75	7.1 years
Cancelled	(783,694)	$23.88	6.5 years

Options outstanding—December 31, 2010	87,527	$23.75	5.6 years

Options exercisable—December 31, 2010	87,527	$23.75	5.6 years

The following table summarizes additional information about stock options as of December 31:

	2010	2009	2008
Estimated unrecognized compensation cost for nonvested options	$—	$144	$1,989
Weighted average term the expense will be recognized	0.0 years	0.7 years	0.9 years

All stock options that remain outstanding are fully vested and exercisable.

There was no intrinsic value of options granted, exercised or outstanding during the periods presented.

On August 18, 2010, the Company Board approved the distribution of restricted stock units to employees of the Company. The cancellation of the 2006 Plan stock options and issuance of the restricted stock units was accounted for in accordance with ASC Topic 718. We followed modification accounting which requires the Company to recognize expense based upon the excess fair value of the new awards over the original awards as determined on the modification date. The excess fair value was calculated based upon the difference between the fair value of the restricted stock unit price at issuance and the fair value of the stock options cancelled utilizing the Black-Scholes options pricing model as of the same date. The Company used the assumptions set forth in the table below for the Black-Scholes options pricing model:

2010
The weighted average fair value of restricted stock units issued (per unit)	$0.33 - $1.88
Dividend yield	0%
Weighted average risk-free interest rate	0.5% - 1.4%
Weighted average expected volatility	40% - 50%
Expected life in years	1.25 - 4.00

The 2009 Plan is generally protected from anti-dilution via adjustments for any stock dividends, stock split, combination or other recapitalization.

The following table summarizes information about the Company's Common Stock restricted stock units granted, exercised, forfeited, vested and exercisable:

	Amount of awards	Weighted average issue price
Awards outstanding—December 31, 2009	—
Issued	1,156,289	$12.50
Forfeited	(2,200)	$11.85

Awards outstanding—December 31, 2010	1,154,089	$12.50

The restricted stock units issued will cliff vest at the earlier of expressly provided service or performance conditions. The service period for these RSU awards is a three year period from the grant date. The performance conditions provide for immediate vesting upon various conditions including a change in control or other common stock liquidity events. The Company is recording the stock compensation expense over the three year service period.

Stock-based compensation cost relating to the stock options and restricted stock units was $1,376, $2,522 and $3,574 for the years ended December 31, 2010, 2009 and 2008, respectively. The stock-based compensation costs were included as a component of selling, general and administrative expenses. The remaining expense yet to be recorded for the restricted stock unit awards is $10,580 over a period of 2.7 years.

Blackhawk:

Blackhawk had an equity-based compensation plan which provided for the issuance of options to purchase an aggregate of 650,000 units of Blackhawk to members of the Blackhawk Board of Managers, for the purpose of providing services to facilitate the construction and planned future operations of the plant. Options to purchase the entire 650,000 units were issued on June 30, 2006. The options are exercisable at a purchase price of $1.00 per unit at any time from and after the date on which the plant commences operations (vesting date) and will continue for a period of one year following such date, after which all such rights shall terminate. During December 2008, Blackhawk commenced operations and at that time the unit options were fully vested.

On May 9, 2008, Blackhawk issued an option for the purchase of an additional 100,000 units to an outside consultant for services related to the project. This option is exercisable at a purchase price of $2.00 per unit at any time from and after the date on which the plant commences operations and will continue for a period of seven years following such date, after which all such rights shall terminate.

The following table presents the weighted average assumptions used to estimate the fair values of the units underlying the options granted to members of the board of managers and consultant in the periods presented, using the Black-Scholes option pricing model. The risk-free interest rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

2008
Weighted average fair value of options granted (per option)	$1.00
Dividend yield	0%
Weighted average—risk fee interest rate	5%
Weighted average—expected volatility	25%
Weighted average—expected life in years	3

On February 26, 2010, the Blackhawk stock-based compensation plan was cancelled due to the merger with the Company. The outstanding options at the time of the merger were converted into Common Stock warrants of the Company.

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

Note 10—Related Party Transactions

Related parties include certain investors as well as entities in which the company has an equity method investment or an investment combined with a MOSA or board seat. Investors defined as related parties include (i) the investor having ten percent or more ownership, including convertible preferred stock, in the Company or (ii) the investor holding a board seat on the Company's Board of Directors.

Summary of related party transactions

		Three Months ended September 30, 2011		Three Months ended September 30, 2010		Nine Months ended September 30, 2011		Nine Months ended September 30, 2010
	Revenues—Biodiesel sales	$1,664	(a)	$680	(a)	$5,125	(a)	$2,939	(a)
	Revenues—Services	$—	(b)	$26	(b)	$44	(b)	$636	(b)
	Cost of goods sold—Biodiesel	$74,891	(c)	$35,687	(c)	$199,564	(c)	$83,399	(c)
	Cost of goods sold—Services	$—	(d)	$—	(d)	$—	(d)	$291	(d)
	Selling, general, and administrative expenses	$388	(e)	$445	(e)	$1,091	(e)	$1,259	(e)
	Interest expense	$239	(f)	$73	(f)	$467	(f)	$277	(f)
	Other income	$—	(g)	$—	(g)	$—	(g)	$180	(g)

(a)	Represents transactions with related parties as follows:
	West Central	$8		$7		$11		$12
	ED & F Man	1,656		673		3,014		2,927
	Bunge	—		—		2,100		—

		$1,664		$680		$5,125		$2,939

(b)	Represents transactions with Third Party Network Plants
(c)	Represents transactions with related parties as follows:
	West Central	$11,697		$4,779		$35,968		$11,225
	Third Party Network plants	—		—		—		1,493
	Bunge	59,890		30,908		151,636		70,681
	ED & F Man	3,304		—		11,960		—

		$74,891		$35,687		$199,564		$83,399

(d)	Represents transactions with Third Party Network Plants
(e)	Represents transactions with related parties as follows:
	West Central	$19		$42		$89		$135
	416 S. Bell, LLC	—		86		—		258
	Bunge	369		304		1,002		776
	ED & F Man	—		13		—		90

		$388		$445		$1,091		$1,259

(f)	Represents transactions with related parties as follows:
	West Central	$23		$14		$88		$91
	Bunge	78		59		241		186
	USRG	138		—		138		—

		$239		$73		$467		$277

(g)	Represents transactions with Blackhawk Biofuels

Summary of related party balances

		As of September 30, 2011			As of December 31, 2010
	Accounts receivable	$95	(a	)	$1,146	(a	)
	Accounts payable	$3,987	(b	)	$3,827	(b	)
	Current and long-term maturities of notes payable	$10,214	(c	)	$—	(c	)

(a)	Represents balances with related parties as follows:
	West Central	$27			$22
	Third Party Network Plants	—			12
	Bunge	—			46
	ED & F Man	68			1,066

		$95			$1,146

(b)	Represents balances with related parties as follows:
	West Central	$703			$2,539
	Third Party Network Plants	—			2
	Bunge	3,231			1,286
	USRG	53			—

		$3,987			$3,827

(c)	Represents balances with related parties as follows:
	West Central	$214			$—
	USRG	10,000			—

		$10,214			$—

West Central Cooperative

The Company purchases once-refined soybean oil from West Central Cooperative (West Central) and is required to pay interest for amounts owed on extended trade terms. The Company also had biodiesel and co-product sales.

West Central leases the land under the Company's production facility at Ralston, Iowa to the Company at an annual cost of one dollar. The Company is responsible for the property taxes, insurance, utilities and repairs for the facility relating to this lease. The lease has an initial term of twenty years and the Company has options to renew the lease for an additional thirty years.

In 2006, the Company executed an asset use agreement with West Central to provide for the use of certain assets, such as office space, maintenance equipment and utilities. The agreement requires the Company to pay West Central its proportionate share of certain costs incurred by West Central. This agreement has the same term as the land lease.

At the time of the signing of the contribution agreement, the Company entered into a contract for services with West Central, to provide certain corporate and administrative services such as human resources, information technology and accounting. The agreement requires the Company to pay West Central the proportionate share of the costs associated with the provision of services, plus a 15% margin. The agreement had an initial one-year term and is cancellable thereafter upon six months notice by either party. As of September 30, 2011, neither party has provided notice of termination.

Bunge North America

The Company purchases feedstocks from Bunge North America, Inc. (Bunge) for the production of biodiesel. The costs associated with the purchased feedstocks are reflected in costs of goods sold – biodiesel when sold to the end customer. The Company also made sales of biodiesel and raw materials to Bunge.

During July 2009, the Company entered into an agreement for Bunge to provide services related to the procurement of raw materials and the purchase and resale of biodiesel produced by the Company. The Company is required to pay interest for the aggregate outstanding amounts owed to Bunge. The agreement has a three-year term and either party has the ability to cancel the agreement after the term ends. Also, as part of the agreement, the Company is required to pay an incentive fee to Bunge for meeting certain hedging goals utilizing Bunge's advice. On November 8, 2011, the Company gave notice of termination to Bunge in accordance with the agreement.

E D & F Man Holdings Ltd.

In August 2006, at the time of the initial closing of its preferred stock investment, the Company entered into a glycerin marketing agreement and various terminal lease agreements with one of ED & F Man Holdings Ltd's (ED & F) then wholly-owned subsidiaries, Westway Feed Products, Inc. (Westway). This contract was terminated and expired in August 2011.

The Company also entered into a tolling agreement with ED & F for biodiesel to be produced out of the Company's Houston, Texas biodiesel production facility. Additionally, the Company purchased biodiesel from ED & F.

Third Party Network Plants

In prior periods the Company received certain fees for the marketing and sale of product, produced by and the management of, a third party network of facilities, in which the Company has also invested. As an additional incentive to the Company and compensation for the marketing, sales and management services being rendered, these facilities paid a bonus to the Company on an annual basis equal to a percentage of the net income of the facility, as defined by the management agreement. As of September 30, 2011, the Company did not manage any biodiesel production facilities owned by independent investment groups. During July 2011, the Company completed its purchase of substantially all the assets of SoyMor. See "Note 5—Acquisitions" for a description of the transaction.

Bell, LLC

The Company rents a building for administrative uses under an operating lease from Bell, LLC.

USRG Holdco IX, LLC

In August 2011, REG Albert Lea entered into a loan with USRG in the amount of $10,000 for the purpose of purchasing feedstocks and chemicals for REG Albert Lea's biodiesel production facility. REG Albert Lea is required to pay interest monthly for the aggregate amount owed to USRG. The loan is due December 15, 2011.

Note 17—Related Party Transactions

Related parties include certain investors as well as entities in which the company has an equity method investment or an investment combined with a MOSA or board seat. Investors defined as related parties include (i) the investor having ten percent or more ownership, including convertible preferred stock, in the Company or (ii) the investor holding a board seat on the Company's Board of Directors.

Summary of Related Party Transactions

		2010		2009		2008
	Revenues—Biodiesel sales	$4,261	(a)	$17,157	(a)	$10,723	(a)
	Revenues—Services	$660	(b)	$1,121	(b)	$5,236	(b)
	Cost of goods sold—Biodiesel	$112,891	(c)	$53,379	(c)	$39,349	(c)
	Cost of goods sold—Services	$291	(d)	$—	(d)	$—	(d)
	Selling, general, and administrative expenses	$1,601	(e)	$1,836	(e)	$1,946	(e)
	Other income	$—	(f)	$355	(f)	$—	(f)
	Interest expense	$334	(g)	$26	(g)	$—	(g)
	Interest income	$180	(h)	$—	(h)	$—	(h)
	Purchase of property, plant and equipment	$—	(i)	$—	(i)	$416	(i)
	Proceeds from the sale of long lived assets	$—	(j)	$3,032	(j)	$—	(j)
(a)	Represents transactions with related parties as follows:
	West Central	$20		$11		$30
	ED & F Man	4,241		14,299		10,023
	Bunge	—		2,807		—
	Network Plants	—		40		670

		$4,261		$17,157		$10,723

(b)	Represents transactions with related parties as follows:
	Network Plants	$660		$1,121		$4,843
	ED & F Man	—		—		393

		$660		$1,121		$5,236

(c)	Represents transactions with related parties as follows:
	West Central	$14,739		$21,893		$38,851
	Network plants	1,493		—		—
	Bunge	96,659		31,183		—
	ED & F Man	—		303		498

		$112,891		$53,379		$39,349

(d)	Represents transactions with Network Plants
(e)	Represents transactions with related parties as follows:
	West Central	$174		$328		$1,309
	416 S. Bell, LLC	344		688		603
	Bunge	993		617		—
	ED & F Man	90		203		34

		$1,601		$1,836		$1,946

(f)	Represents transactions with ED & F Man
(g)	Represents transactions with related parties as follows:
	West Central	$123		$—		$—
	Bunge	211		26		—

		$334		$26		$—

(h)	Represents transactions with Blackhawk Biofuels
(i)	Represents transactions with West Central
(j)	Represents transactions with ED & F Man

Summary of Related Party Balances

		2010		2009
	Accounts receivable		$1,146(a)	$2,328(a)
	Prepaid inventory	$	— (b)	$269(b)
	Accounts payable		$3,827(c)	$5,415(c)
(a)	Represents balances with related parties as follows:
	West Central		$22	$123
	Network Plants		12	1,065
	Bunge		46	24
	ED & F Man		1,066	1,116

			$1,146	$2,328

(b)	Represents balances with Bunge
(c)	Represents balances with related parties as follows:
	West Central		$2,539	$2,951
	Network Plants		2	2,293
	Bunge		1,286	127
	ED & F Man		—	44

			$3,827	$5,415

West Central Cooperative

The Company purchases once-refined soy oil from West Central. Purchases from West Central were $14,739 $21,893 and $38,848 for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also had biodiesel and co-product sales which totaled $20, $11 and $30 for the years ended December 31, 2010, 2009 and 2008, respectively.

West Central leases the land under the Company's production facility at Ralston, Iowa to the Company at an annual cost of one dollar. The Company is responsible for the property taxes, insurance, utilities and repairs for the facility relating to this lease. The lease has an initial term of twenty years and the Company has options to renew the lease for an additional thirty years.

At the time of the signing of the contribution agreement, the Company executed an asset use agreement with West Central to provide the use of certain assets, such as office space, maintenance equipment and utilities. The agreement requires the Company to pay West Central its proportionate share of certain costs incurred by West Central. This agreement has the same term as the land lease. Selling, general and administrative expenses included in the statement of operations related to this agreement totaled $40, $40 and $40 for the years ended December 31, 2010, 2009 and 2008, respectively.

At the time of the signing of the contribution agreement, the Company entered into a contract for services with West Central, to provide certain corporate and administrative services such as human resources, information technology, and accounting. The agreement requires the Company to pay West Central the proportionate share of the costs associated with the provision of services, plus a 15% margin. The agreement had an initial one-year term and is cancellable thereafter upon six months notice by either party. Selling, general, and administrative expenses included in the statement of operations related to this agreement totaled $134, 288 and $1,269 for the years ended December 31, 2010, 2009 and 2008, respectively.

In addition to the amounts above, the Company recorded $0, $0 and $3 of other costs of goods sold for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company also acquired $0, $0 and $416 of property, plant and equipment from West Central during the years ended December 31, 2010, 2009 and 2008, respectively.

In addition to the amounts above, the Company recorded interest expense of and $123, $0 and $0 for the December 31, 2010, 2009 and 2008, respectively.

Accounts receivable includes net balances due from West Central of $22 and $123 at December 31, 2010 and 2009, respectively. Accounts payable includes net balances due to West Central of $2,539 and $2,951 at December 31, 2010 and 2009, respectively.

Bunge North America

The Company purchases feedstocks for the production of biodiesel. Purchases from Bunge were $96,659, $31,183 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also made sales of biodiesel and raw materials to Bunge of $0, $2,807 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively.

During July 2009, the Company entered into an agreement for Bunge to provide services related to the procurement of raw materials and the purchase and resale of biodiesel produced by the Company. The agreement is a three-year term and either party has the ability to cancel the agreement after the term ends. Selling, general and administrative expenses included in the statement of operations related to this agreement totaled $480 and $461 for the years ended December 31, 2010 and 2009, respectively. The Company incurred $211 and $26 in interest expense for the years ended December 31, 2010 and 2009, respectively, related to the purchase and resale of biodiesel. Also, as part of the agreement, the Company is required to pay an incentive fee to Bunge for meeting certain hedging goals utilizing Bunge's advice. Selling, general and administrative expenses included in the statement of operations include incentive fees of $513 and $156 for the years ended December 31, 2010 and 2009, respectively.

The Company has accounts receivable due from Bunge of $46 and $24 as of December 31, 2010 and 2009, respectively. The Company has prepaid inventory balance of $0 and $269 as of December 31, 2010 and 2009, respectively. The Company has accounts payable due to Bunge of $1,286 and $127 as of December 31, 2010 and 2009, respectively.

ED & F Man Holdings Ltd.

In August 2006, at the time of the initial closing of its preferred stock investment, the Company entered into a glycerin marketing agreement and various terminal lease agreements with one of ED & F's then wholly owned subsidiaries, Westway Feed Products, Inc. (Westway). Under the glycerin marketing agreement, Westway has an exclusive right to market the glycerin produced at each of the Company's owned and managed facilities in the animal nutrition market. For the years ended December 31, 2010, 2009 and 2008, fees of $90, $203 and $34, respectively, were paid according to the agreement. This contract has a term of five years and automatically renews in one-year periods thereafter unless terminated by either party. The Company also has entered into a master terminal lease agreement and several leases for terminals with another wholly-owned subsidiary of ED & F, Westway Terminal Company, Inc. These leases have terms ranging from one month to four years. The Company leased two terminals for aggregate fees of $0, $303 and $498 during the years ended December 31, 2010, 2009 and 2008, respectively. Additionally, the Company received $0, $355 and $393 in terminal lease revenue from Westway during the years ended December 31, 2010, 2009 and 2008, respectively, related to its terminal facility located in Stockton, California. In July 2009, the Company sold the Stockton terminal facility to Westway for $3,032, resulting in a gain of $2,254.

The Company also entered into a tolling agreement with ED & F for biodiesel to be produced out of the Company's Houston, Texas biodiesel production facility. Revenues on biodiesel from this toll agreement and from other biodiesel sales were $4,241, $12,659 and $10,023 for the years ended December 31, 2010, 2009 and 2008, respectively. Additionally, revenues from raw material sales totaled $0, $1,640 and $0 for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company had accounts receivable due from ED & F Man of $1,066 and $1,116 as of December 31, 2010 and 2009, respectively. The Company had accounts payable due to ED & F Man of $0 and $44 as of December 31, 2010 and 2009, respectively.

Network Plants

The Company receives certain fees for the marketing and sale of product produced by and the management of the Network Plants' operations, in which the Company has also invested. As an additional incentive to the Company and additional compensation for the marketing, sales and management services being rendered, the Network Plants pay a bonus to the Company on an annual basis equal to a percentage of the net income of the Network Plant, as defined by the management agreement. Total related party management service revenues recognized by the Company related to investees were $660, $1,121 and $4,843 for the years ended December 31, 2010, 2009 and 2008, respectively. Additionally, revenues from biodiesel sales totaled $0, $40 and $670 for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also incurred fees related to the production of biodiesel in the amount of $1,493 for the year ended December 31, 2010.

The Company had accounts receivable due from the Network Plants of $12 and $1,065 at December 31, 2010 and 2009, respectively. The Company had accounts payable due to the Network Plants of $2 and $2,293 at December 31, 2010 and 2009, respectively.

416 S. Bell, LLC

The Company rents a building for administrative uses under an operating lease from 416 S. Bell, LLC. Rent payments made under this lease totaled $344, $688 and $603 for the years ended December 31, 2010, 2009 and 2008, respectively.

Operating Leases	12 Months Ended
Dec. 31, 2010
Operating Leases [Abstract]
Operating Leases

Note 18—Operating Leases

The Company acts as a lessee for certain land and equipment under operating leases. Total rent expense under operating leases was $5,950, $8,171 and $4,361 for the years ended December 31, 2010, 2009 and 2008, respectively. For each of the next five calendar years and thereafter, future minimum lease payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year are as follows:

	Related party payments	Other payments	Total payments
2011	$690	$6,578	$7,268
2012	690	7,508	8,198
2013	690	7,183	7,873
2014	690	7,038	7,728
2015	690	6,843	7,533
Thereafter	1,379	49,235	50,614

Total minimum payments	$4,829	$84,385	$89,214

The Company leases consist primarily of: accesses to distribution terminals, biodiesel storage facilities, railcars and vehicles. At the end of the lease term the Company, generally, has the option to (a) return the leased equipment to the lessor, (b) purchase the property at its then fair value or (c) renew its lease at the then fair rental value on a year-to-year basis or for an agreed upon term. Certain leases allow for adjustment to minimum rentals in future periods as determined by the Consumer Price Index.

Derivative Instruments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Derivative Instruments [Abstract]
Derivative Instruments

Note 11—Derivative Instruments

The Company has entered into derivatives to hedge its exposure to price risk related to feedstock inventory and biodiesel finished goods inventory. Additionally, the Company has entered into an interest rate swap with the objective of managing risk caused by fluctuations in interest rates associated with the REG Danville note payable. The Company does not enter into derivative transactions for trading purposes.

These derivative contracts are accounted for in accordance with ASC Topic 815. ASC Topic 815 requires that an entity recognize and record all derivatives on the balance sheet at fair value. All of the Company's derivatives are designated as non-hedge derivatives and are utilized to manage cash flow. Although the contracts may be effective economic hedges of specified risks, they are not designated as, nor accounted for, as hedging instruments. Unrealized gains and losses on commodity futures, swaps and options contracts used to hedge feedstock purchases or biodiesel inventory are recognized as a component of biodiesel costs of goods sold reflected in current results of operations. Commodity hedge gains and losses are generally offset by other corresponding changes in gross margin through changes in either biodiesel sales price and/or feedstock price. Unrealized gains and losses on the interest rate swap are recorded in change in fair value of interest rate swap in the Company's statements of operations. ASC 815 requires all derivative financial instruments to be recorded on the balance sheet at fair value. The Company's derivatives are not designated as hedges and are utilized to manage cash flow. The changes in fair value of the derivative instruments are recorded through earnings in the period of change.

As of September 30, 2011, the Company has entered into heating oil and soybean oil derivative instruments and an interest rate swap agreement. The Company has entered into heating oil and soybean oil commodity-based derivatives in order to protect gross profit margins from potentially adverse effects of price volatility on biodiesel sales where the prices are set at a future date. As of September 30, 2011, the Company had 1,704 open commodity contracts. In addition, the Company manages interest rate risk associated with the REG Danville variable interest rate note payable using a fixed rate swap. The interest rate swap agreement had outstanding notional values of $18,898 and $20,747 as of September 30, 2011 and December 31, 2010, respectively. The agreement effectively fixes the variable component of the interest rate on the Term Loan at 3.67% through November 2011. The fair value of the interest rate swap agreement was $110 and $612 at September 30, 2011 and December 31, 2010, respectively, and is recorded in accrued expense and other liabilities and other noncurrent liabilities, respectively. The interest rate swap was not designated as an accounting hedge under ASC Topic 815 and thus all gains and losses are recorded currently in earnings.

REG Danville's interest rate swap contains a credit support arrangement that is directly linked to the notes payable with the same counterparty. Therefore, the interest rate swap counterparty would have access to the debt service fund or other collateral posted by REG Danville as a result of any failure to perform under the interest rate swap agreement. As of September 30, 2011 and December 31, 2010, the Company posted $8,033 and $2,119, respectively, of collateral associated with its commodity-based derivatives with a net asset position of $2,233 and a net liability position of $483, respectively.

The Company's preferred stock embedded conversion feature is further discussed in "Note 2—Summary of Significant Accounting Policies".

The following tables provide details regarding the Company's derivative financial instruments:

	As of December 31, 2010
	Asset Derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$61,761
Interest rate swap			Other liabilities	612
Commodity swaps	Prepaid expenses and other assets	$78	Prepaid expenses and other assets	561

Total derivatives		$78		$62,934

	As of September 30, 2011
	Asset Derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$117,332
Interest rate swap			Other liabilities	110
Commodity swaps	Prepaid expenses and other assets	$5,091	Prepaid expenses and other assets	2,858
Commodity options	Prepaid expenses and other assets	2	Prepaid expenses and other assets	2

Total derivatives		$5,093		$120,302

		Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
	Location of gain (loss) recognized in income	Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives
Embedded derivative	Change in fair value of preferred stock conversion feature embedded derivatives	$(38,483)	$1,996	$(55,571)	$6,997
Interest rate swap	Change in fair value of interest rate swap	170	103	502	291
Commodity futures	Cost of goods sold—Biodiesel	(10)	—	(97)	—
Commodity swaps	Cost of goods sold—Biodiesel	6,074	435	3,571	933
Commodity options	Cost of goods sold—Biodiesel	42	—	567	—

Total		$(32,207)	$2,534	$(51,028)	$8,221

Note 19—Derivative Instruments

From time to time the Company enters into derivative transactions to hedge its exposure to interest rate and commodity price fluctuations. The Company does not enter into derivative transactions for trading purposes.

As of December 31, 2010, the Company has entered into heating oil and soy oil derivative instruments and an interest rate swap agreement. The Company has entered into heating oil and soy oil commodity-based derivatives in order to protect gross profit margins from potentially adverse effects of price volatility on biodiesel sales where the prices are set at a future date. As of December 31, 2010, the Company had 269 open commodity contracts. In addition, the Company manages interest rate risk associated with the REG Danville variable interest rate note payable using a fixed rate swap. The interest rate swap agreement has an outstanding notional value of $20,747 as of December 31, 2010. The agreement effectively fixes the variable component of the interest rate on the Term Loan at 3.67% through November 2011. The fair value of the interest rate swap agreement was $612 and $1,031 at December 31, 2010 and 2009, respectively, and is recorded in the other noncurrent liabilities. The interest rate swap was not designated as an accounting hedge under ASC Topic 815 and thus all gains and losses are recorded currently in earnings.

ASC 815 requires all derivative financial instruments to be recorded on the balance sheet at fair value. The Company's derivatives are not designated as hedges and are utilized to manage cash flow. The changes in fair value of the derivative instruments are recorded through earnings in the period of change.

REG Danville's interest rate swap contains a credit support arrangement that is directly linked to the notes payable with the same counterparty. Therefore, the interest rate swap counterparty would have access to the debt service fund or other collateral posted by REG Danville as a result of any failure to perform under the interest rate swap agreement. As of December 31, 2010, the Company posted $2,119 of collateral associated with its commodity-based derivatives with a net liability position of $483.

The Company's preferred stock embedded conversion feature is further discussed in "Note 2 – Summary of Significant Accounting Policies".

The following tables provide details regarding the Company's derivative financial instruments:

	As of December 31, 2009
	Asset Derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$4,104
Interest rate swap			Other liabilities	1,031
Commodity derivatives	Prepaid expenses and other assets	$47	Prepaid expenses and other assets	300

Total derivatives		$47		$5,435

	As of December 31, 2010
	Asset derivatives		Liability Derivatives
	Balance sheet location	Fair value	Balance sheet location	Fair value
Embedded derivative			Preferred stock embedded conversion feature derivatives	$61,761
Interest rate swap			Other liabilities	612
Commodity derivatives	Prepaid expenses and other assets	$78	Prepaid expenses and other assets	561

Total derivatives		$78		$62,934

	Location of gain (loss) recognized in income	2010	2009
		Amount of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives
Embedded derivative	Change in fair value of preferred stock conversion feature embedded derivatives	$(8,208)	$(2,339)
Interest rate swap	Change in fair value of interest rate swap	469	382
Commodity derivatives	Cost of goods sold—Biodiesel	(1,213)	(1,086)

Total		$(8,952)	$(3,043)

Fair Value Measurement	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Fair Value Measurement [Abstract]
Fair Value Measurement

Note 12—Fair Value Measurement

ASC Topic 820 establishes a framework for measuring fair value in GAAP and expands disclosures about fair market value measurements. ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering assumptions, ASC Topic 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

·	Level 1—Quoted prices for identical instruments in active markets.

·

Level 2—Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

·	Level 3—Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

In addition, ASC Topic 820 requires disclosures about the use of fair value to measure assets and liabilities to enable the assessment of inputs used to develop fair value measures, and for unobservable inputs, to determine the effects of the measurements on earnings.

A summary of assets (liabilities) measured at fair value as of December 31, 2010 and September 30, 2011 is as follows:

	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(61,761)	$—	$—	$(61,761)
Interest rate swap	(612)	—	(612)	—
Seneca Holdco liability(1)	(10,406)	—	—	(10,406)
Restricted cash	401	401	—	—
Commodity derivatives	(483)	—	(483)	—

	$(72,861)	$401	$(1,095)	$(72,167)

	As of September 30, 2011
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(117,332)	$—	$—	$(117,332)
Interest rate swap	(110)	—	(110)	—
Seneca Holdco liability(1)	(12,456)	—	—	(12,456)
Cash and cash equivalents	2,083	2,083	—	—
Restricted cash	2,008	2,008	—	—
Commodity swaps	2,233	—	2,233	—

	$(123,574)	$4,091	$2,123	$(129,788)

(1)	The liability represents the combination of the Call Option and the Put Option related to the purchase of the membership interest of Landlord.

The following is a reconciliation of the beginning and ending balances for liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the nine months ended September 30, 2011 and 2010:

	Preferred stock embedded derivatives	Seneca holdco liability	Earnout liability	Blackhawk subordinated debt	Blackhawk unit interest
Ending balance—December 31, 2009	$(4,104)	$—	$—	$—	$—
Total unrealized gains (losses)	—	—	—	—	—
Deconsolidation of Blackhawk	—	—	—	24,298	3,678
Purchases, issuance, and settlements, net	(49,448)	—	—	—	291
Purchase accounting consolidation	—	—	—	(24,298)	(3,969)

Ending balance—March 31, 2010	(53,552)	—	—	—	—
Total unrealized gains (losses)	5,001	(371)	—	—	—
Purchases, issuance, and settlements, net	—	—	—	—	—
Purchase accounting consolidation	(1)	(7,096)	—	—	—

Ending balance—June 30, 2010	(48,552)	(7,467)	—	—	—

Total unrealized gains (losses)	1,996	(1,673)	—	—	—
Purchases, issuance, and settlements, net	—	—	—	—	—
Purchase accounting consolidation	—	432	(2,868)	—	—

Ending balance—September 30, 2010	$(46,556)	$(8,708)	$(2,868)	$—	$—

Ending balance—December 31, 2010	$(61,761)	$(10,406)	$—	$—	$—
Total unrealized gains (losses)	2,557	727	—	—	—
Purchases	—	—	—	—	—
Issuance	—	—	—	—	—
Settlements	—	150	—	—	—

Ending balance—March 31, 2011	(59,204)	(9,529)	—	—	—
Total unrealized gains (losses)	(19,645)	(2,250)	—	—	—
Purchases	—	—	—	—	—
Issuance	—	—	—	—	—
Settlements	—	150	—	—	—

Ending balance—June 30, 2011	(78,849)	(11,629)	—	—	—

Total unrealized gains (losses)	(38,483)	(977)	—	—	—
Purchases	—	—	—	—	—
Issuance	—	—	—	—	—
Settlements	—	150	—	—	—

Ending balance—September 30, 2011	$(117,332)	$(12,456)	$—	$—	$—

The company used the following methods and assumptions to estimate fair value of its financial instruments:

Valuation of Preferred Stock embedded conversion feature derivatives:    The estimated fair value of the derivative instruments embedded in the Company's outstanding Series A Preferred Stock is determined using the option pricing method to allocate the fair value of the underlying stock to the various components comprising the security, including the embedded derivative. The allocation was performed based on each series of preferred stock's liquidation preference and relative seniority. Derivative liabilities are adjusted to reflect fair value at each period end. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments.

Interest rate swap:    The fair value of the interest rate swap was determined based on a discounted cash flow approach using market observable swap curves.

Restricted cash:    This instrument consists of money market mutual funds whose fair value is based on quoted prices of identical assets in an active exchange-traded market and are reflected in Level 1.

Commodity derivatives:    The instruments held by the Company consist primarily of futures contracts, swap agreements, purchased put options and written call options. The fair value of contracts based on quoted prices of identical assets in an active exchange-traded market is reflected in Level 1. Contracts whose fair value is determined based on quoted prices of similar contracts in over-the-counter markets are reflected in Level 2.

Seneca Holdco liability:    The liability represents the combination of the Call Option and the Put Option related to the purchase of the membership interest of Landlord. The fair value of the Seneca Holdco liability is determined using an option pricing model and represents the probability weighted present value of the gain that is realized upon exercise of each option.

Notes payable and lines of credit:    The fair value of long-term debt and lines of credit was established using discounted cash flow calculations and current market rates.

The estimated fair values of the Company's financial instruments, which are not recorded at fair value, are as follows:

	September 30, 2011		December 31, 2010
	Asset (liability) carrying amount	Fair value	Asset (liability) carrying amount	Fair value
Financial Liabilities:
Notes payable and lines of credit	$(109,366)	$(109,560)	$(96,125)	$(96,228)

Note 20—Fair Value Measurement

ASC Topic 820 establishes a framework for measuring fair value in GAAP and expands disclosures about fair market value measurements. ASC Topic 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering assumptions, ASC Topic 820 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

·	Level 1—Quoted prices for identical instruments in active markets.

·

Level 2—Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-derived valuations, in which all significant inputs are observable in active markets.

·	Level 3—Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

In addition, ASC Topic 820 requires disclosures about the use of fair value to measure assets and liabilities to enable the assessment of inputs used to develop fair value measures, and for unobservable inputs, to determine the effects of the measurements on earnings.

A summary of assets (liabilities) measured at fair value as of December 31, 2009 and 2010 is as follows:

	As of December 31, 2009
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(4,104)	$—	$—	$(4,104)
Interest rate swap	$(1,031)	—	(1,031)	—
Commodity derivatives	$(253)	—	(253)	—

	$(5,388)	$—	$(1,284)	$(4,104)

	As of December 31, 2010
	Total	Level 1	Level 2	Level 3
Preferred stock embedded derivatives	$(61,761)	$—	$—	$(61,761)
Interest rate swap	$(612)	—	(612)	—
Seneca Holdco liability	$(10,406)	—	—	(10,406)
Restricted cash	$401	401	—	—
Commodity derivatives	$(483)	—	(483)	—

	$(72,861)	$401	$(1,095)	$(72,167)

The following is a reconciliation of the beginning and ending balances for liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2010 and 2009:

	Preferred stock embedded derivatives	Seneca holdco liability	Blackhawk subordinated debt	Blackhawk unit interest
Ending balance—December 31, 2008	$(1,765)	$—	$—	$—
Total unrealized gains (losses)	(2,339)	—	—	—
Purchases, issuance, and settlements, net	—	—	—	—

Ending balance—December 31, 2009	(4,104)	—	—	—
Total unrealized gains (losses)	—	(4,179)	—	—
Deconsolidation of Blackhawk	(8,208)	—	24,298	3,678
Purchases, issuance, and settlements, net	(49,448)	437	—	291
Purchase accounting consolidation	(1)	(6,664)	(24,298)	(3,969)

Ending balance—December 31, 2010	$(61,761)	$(10,406)	$—	$—

The company used the following methods and assumptions to estimate fair value of its financial instruments:

Valuation of Preferred Stock embedded conversion feature derivatives:    The estimated fair value of the derivative instruments embedded in the Company's outstanding preferred stock is determined using the option pricing method to allocate the fair value of the underlying stock to the various components comprising the security, including the embedded derivative. The allocation was performed based on each class of preferred stock's liquidation preference and relative seniority. Derivative liabilities are adjusted to reflect fair value at each period end. The effects of interactions between embedded derivatives are calculated and accounted for in arriving at the overall fair value of the financial instruments.

Interest rate swap:    The fair value of the interest swap was determined based on a discounted cash flow approach using market observable swap curves.

Restricted cash:    This instrument consists of money market mutual funds whose fair value is based on quoted prices of identical assets in an active exchange-traded market and are reflected in Level 1.

Commodity derivatives:    The instruments held by the Company consist primarily of futures contracts, swap agreements, purchased put options, and written call options. The fair value of contracts based on quoted prices of identical assets in an active exchange-traded market is reflected in Level 1. Contracts whose fair value is determined based on quoted prices of similar contracts in over-the-counter markets are reflected in Level 2.

Seneca Holdco liability:    The liability represents the combination of the Call Option and the Put Option related to the purchase of membership interest of Seneca Landlord, LLC. The fair value of the Seneca Holdco liability is determined using an option pricing model and represents the probability weighted present value of the gain that is realized upon exercise of each option.

Notes payable and lines of credit:    The fair value of long-term debt and lines of credit was established using discounted cash flow calculations and current market rates.

The estimated fair values of the Company's financial instruments, which are not recorded at fair value are as follows as of December 31, 2010 and 2009:

	2010		2009
	Asset (liability) carrying amount	Estimated fair value	Asset (liability) carrying amount	Estimated fair value
Financial Liabilities:
Notes payable and lines of credit	(96,125)	(96,228)	(28,855)	(29,124)

Business Concentrations	12 Months Ended
Dec. 31, 2010
Business Concentrations [Abstract]
Business Concentrations

Note 21—Business Concentrations

Certain customers represented greater than 10% of the total consolidated revenues of the Company for the three years ended December 31, 2010, 2009 and 2008. All customer amounts disclosed in the table are related to biodiesel sales:

	2010	2009	2008
Customer A			$10,779
Customer B	$4,241	$14,299	10,023
Customer C	62,632	31,947

The Company maintains cash balances at financial institutions, which may at times exceed the $250 coverage by the U.S. Federal Deposit Insurance Company.

Operating Segments	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Operating Segments [Abstract]
Operating Segment

Note 13—Segments

The Company reports its operating segments based on services provided to customers, which include Biodiesel, Services and Corporate and other activities. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company has chosen to differentiate the segments based on the products and services each segment offers.

The Biodiesel segment processes waste vegetable oils, inedible animal fats, virgin vegetable oils and other feedstocks and methanol into biodiesel. The Biodiesel segment also includes the Company's purchases and resale of biodiesel and raw material feedstocks produced by third parties. Revenue is derived from the sale of the processed biodiesel, fees from toll manufacturing arrangements, related by-products, resale of biodiesel and raw material feedstocks produced by third parties, RINs and renewable energy government incentive payments. The Services segment offers services for managing the construction of biodiesel production facilities and managing ongoing operations of third party plants and collects fees related to the services provided. The Company does not allocate items that are of a non-operating nature or corporate expenses to the business segments. Intersegment revenues are reported by the Services segment, which manages the construction and operations of facilities included in the Biodiesel segment. Revenues are recorded by the Services segment at cost. Corporate expenses consist of corporate office expenses including compensation, benefits, occupancy and other administrative costs, including management service expenses.

The following table represents the significant items by segment for the results of operations for the three and nine months ended September 30, 2011 and 2010 and as of September 30, 2011 and December 31, 2010:

	Three months ended September 30, 2011	Three months ended September 30, 2010	Nine months ended September 30, 2011	Nine months ended September 30, 2010
Revenues:
Biodiesel	$256,422	$62,965	$557,109	$145,783
Services	3,483	2,725	7,399	6,941
Intersegment revenues	(3,403)	(2,568)	(7,259)	(5,776)

	$256,502	$63,122	$557,249	$146,948

Income (loss) before income taxes and loss from equity investments:
Biodiesel	$54,544	$6,396	$93,147	$13,265
Services	1	89	19	564
Corporate and other (a)	(52,449)	(13,929)	(88,134)	(21,932)

	$2,096	$(7,444)	$5,032	$(8,103)

Depreciation and amortization expense:
Biodiesel	$2,309	$1,744	$6,025	$4,042
Services	2	—	3	—
Corporate and other	155	—	469	—

	$2,466	$1,744	$6,497	$4,042

Purchases of property, plant, and equipment:
Biodiesel	$874	$1,865	$1,866	$3,929
Services	—	—	33	—
Corporate and other	213	—	394	—

	$1,087	$1,865	$2,293	$3,929

			September 30, 2011	December 31, 2010
Goodwill:
Biodiesel			$68,784	$68,784
Services			16,080	16,080

			$84,864	$84,864

Assets:
Biodiesel			$346,192	$310,021
Services			20,470	20,799
Corporate and other (b)			105,910	38,823

			$472,572	$369,643

(a)

Corporate and other includes income/(expense) not associated with the business segments, such as corporate general and administrative expenses, shared service expenses, interest expense and interest income, all reflected on an accrual basis of accounting.

(b)	Corporate and other includes cash and other assets not associated with the business segments, including investments.

Note 22—Operating Segments

The Company reports its operating segments based on services provided to customers, which includes Biodiesel, Services and Corporate and Other activities. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company has chosen to differentiate the operating segments based on the products and services each segment offers.

The Biodiesel segment processes waste vegetable oils, animal fats, virgin vegetable oils and other feedstocks and methanol into biodiesel. The Biodiesel segment also includes the Company's purchases and resale of biodiesel produced by third parties. Revenue is derived from the sale of the processed biodiesel, related by-products and renewable energy government incentive payments. The Services segment offers services for managing the construction of biodiesel production facilities and managing ongoing operations of third party plants and collects fees related to the services provided. The Company does not allocate items that are of a non-operating nature or corporate expenses to the business segments. Intersegment revenues are reported by the Services segment which manages the construction and operations of facilities included in the Biodiesel segment. Revenues are recorded by the Services segment at cost. Corporate expenses consist of corporate office expenses including compensation, benefits, occupancy and other administrative costs, including management service expenses. Subsequent to the original issuance of the financial statements, the Company has included total assets and goodwill for 2008.

The following table represents the significant items by operating segment for the results of operations for the years ended December 31, 2010, 2009 and 2008:

	2010	2009	2008
Net sales:
Biodiesel	$215,142	$128,492	$76,073
Services	9,484	5,396	34,472
Intersegment revenues	(8,171)	(2,387)	(25,093)

	$216,455	$131,501	$85,452

Loss before income taxes and loss from equity investments:
Biodiesel	$21,126	$1,119	$(2,663)
Services	506	1,832	4,909
Corporate and other (a)	(45,783)	(25,508)	(26,526)

	$(24,151)	$(22,557)	$(24,280)

Depreciation and amortization expense, net:
Biodiesel	$5,928	$5,772	$1,082

Purchases of property, plant, and equipment:
Biodiesel	$4,550	$7,350	$67,235

	2010	2009	2008
Goodwill:
Biodiesel	$68,784	$—	$—
Services	16,080	16,080	16,080

	$84,864	$16,080	$16,080

Assets:
Biodiesel	$310,021	$147,807	$153,675
Services	20,799	17,829	18,755
Corporate and other (b)	38,823	34,922	79,554

	$369,643	$200,558	$251,984

(a)	Corporate and other includes income/(expense) not associated with the business segments, such as corporate general and administrative expenses, shared service expenses, interest expense and interest income, all reflected on an accrual basis of accounting.
(b)	Corporate and other includes cash and other assets not associated with the business segments, including investments.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

Note 14—Commitments And Contingencies

During July 2009 the Company entered into a series of agreements with one of its shareholders, Bunge, whereby Bunge would purchase raw material inputs for later resale to the Company and use in producing biodiesel. Additionally, the agreements provide for Bunge to purchase biodiesel produced by the Company for resale to the Company's customers. These agreements provide financing for the Company's raw material and finished goods inventory not to exceed aggregate amounts outstanding of $10,000. In exchange for this financing, Bunge will receive fees equal to the greater of 30 day LIBOR plus 7.5% or 10% as determined based on the amount of inventory financed, plus a monthly service fee of $40 and incentive fees not to exceed $1,500 per annum. As of September 30, 2011 and December 31, 2010, there was $249 and $280, respectively, in incentive fees due to Bunge.

The Company is involved in legal proceedings in the normal course of business. The Company currently believes that any ultimate liability arising out of such proceedings will not have a material effect on the Company's financial position, results of operations or cash flows.

The Company was in compliance with all restrictive financial covenants associated with its borrowings as of September 30, 2011.

Note 23—Commitments and Contingencies

On May 8, 2009 the Company entered into a series of agreements with one of its shareholders, Bunge, whereby Bunge would purchase raw material inputs for later resale to the Company and use in producing biodiesel. Additionally, the agreements provide for Bunge to purchase biodiesel produced by the Company for resale to the Company's customers. These agreements provide financing for the Company's raw material and finished goods inventory not to exceed aggregate amounts outstanding of $10,000. In exchange for this financing, Bunge will receive fees equal to the greater of 30-day LIBOR plus 7.5% or 10% as determined based on the amount of inventory financed, plus a monthly service fee of $40 and incentive fees not to exceed $1,500 per annum. As of December 31, 2010 and 2009, there was $280 and $86, respectively, in incentive fees due to Bunge.

The Company is involved in legal proceedings in the normal course of business. The Company currently believes that any ultimate liability arising out of such proceedings will not have a material adverse effect on the Company's financial position, results of operations or cash flows.

Supplemental Information	12 Months Ended
Dec. 31, 2010
Supplemental Information [Abstract]
Supplemental Information

Note 24—Supplemental Information

The following table represents the significant items for the results of operations on a quarterly basis for the years ended December 31, 2010 and 2009:

	Three months ended March 31, 2010	Three months ended June 30, 2010	Three months ended September 30, 2010	Three months ended December 31, 2010	Total
Revenues	$37,489	$46,337	$63,122	$69,507	$216,455
Gross profit	2,250	5,094	6,485	7,803	21,632
Selling, general, and administrative expenses	5,086	5,731	5,782	5,588	22,187
Income (loss) from operations	(2,977)	(637)	(6,633)	2,198	(8,049)
Other income (expense), net	(55)	3,011	(811)	(18,247)	(16,102)
Net loss attributable to noncontrolling interest	—	—	—	—	—
Net income (loss) attributable to the Company	3,081	(392)	(7,617)	(16,660)	(21,588)

	Three months ended March 31, 2009	Three months ended June 30, 2009	Three months ended September 30, 2009	Three months ended December 31, 2009	Total
Revenues	$18,964	$30,132	$42,689	$39,716	$131,501
Gross profit (loss)	(2,016)	(859)	1,976	3,850	2,951
Selling, general, and administrative expenses	5,073	7,200	7,643	5,649	25,565
Loss from operations	(7,089)	(8,059)	(3,413)	(2,632)	(21,193)
Other income (expense), net	1,970	160	(2,988)	(506)	(1,364)
Net loss attributable to noncontrolling interest	2,951	1,941	1,448	1,613	7,953
Net loss attributable to the Company	(1,223)	(4,026)	(3,515)	(52,141)	(60,905)

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events

Note 15—Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued.

On November 3, 2011, REG Danville, LLC entered into an Amended and Restated Loan Agreement with Fifth Third Bank. The renewed term loan has a three year term with an automatic one year extension upon certain cumulative principal payment thresholds being met. See "Note 9—Borrowings" for further description of the term loan.

The Company has filed a registration statement under the Securities Act of 1933 to sell common stock. Immediately prior to the completion of this offering, the Company expects to effect a one-for-2.5 reverse stock split and adjust the number of shares under the 2009 Stock Incentive Plan and the Amended and Restated Certificate of Incorporation of Renewable Energy Group, Inc. and its Subsidiaries, as well as the share amounts of stock grants under the plan and the number of options and exercise prices of options under the plan as a result of the one-for-2.5 reverse stock split. All numbers of common shares and per share data in the accompanying condensed consolidated financial statements and related notes have been retroactively adjusted to give effect to the reverse stock split and the changes to the 2009 Stock Incentive Plan and the Amended and Restated Certificate of Incorporation of the Company.

Note 25—Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued.

The AgStar Line expired on March 7, 2011. The Company was able to extend the terms of the line of credit with the bank. The borrowing capacity of the line of credit remained at $2,350 and matures on March 5, 2012.

The Company has filed a registration statement under the Securities Act of 1933 to sell common stock. Immediately prior to the completion of this offering, the Company expects to effect a one-for-2.5 reverse stock split and adjust the number of shares under the 2009 Stock Incentive Plan and the Amended and Restated Certificate of Incorporation of Renewable Energy Group, Inc. and its Subsidiaries, as well as the share amounts of stock grants under the plan and the number of options and exercise prices of options under the plan as a result of the one-for-2.5 reverse stock split. All numbers of common shares and per share data in the accompanying consolidated financial statements and related notes have been retroactively adjusted to give effect to the reverse stock split and the changes to the 2009 Stock Incentive Plan and the Amended and Restated Certificate of Incorporation of the Company.

Schedule I - Financial Information Of Parent Company	12 Months Ended
Dec. 31, 2010
Schedule I - Financial Information Of Parent Company [Abstract]
Schedule I - Financial Information Of Parent Company

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed balance sheets

As of December 31, 2010 and 2009

(In thousands, except share amounts)

	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$1,457	$168
Restricted cash	—	155
Notes receivables	4,664	—
Prepaid expenses and other assets	2	10,639

Total current assets	6,123	10,962

Property, plant and equipment, net	2,191	69,810
Property, plant and equipment, net—Seneca Landlord, LLC	2,497	—
Intangible assets, net	3,006	7,025
Deferred income taxes	1,500	1,500
Investment in subsidiaries	211,679	54,066
Notes receivable	—	21,700
Intercompany receivables	844	—
Other assets	17	2,467

Total Assets	$227,857	167,530

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Current maturities of notes payable	$—	$10
Accounts payable	201	3,590
Accrued expenses	—	229

	201	3,829
Preferred stock embedded conversion feature derivatives	61,761	4,104
Seneca Holdco liability, at fair value	6,843	—
Notes payable	—	89
Intercompany payables	—	28,533
Other liabilities	1,500	8,984

Total liabilities	70,305	45,539

Commitments and contingencies
Redeemable preferred stock ($.0001 par value; 14,000,000 shares authorized; 13,455,522 and 12,464,357 shares outstanding at December 31, 2010 and 2009, respectively; redemption amount $222,016 and $247,587 at December 31, 2010 and 2009, respectively)	122,436	149,122
Equity (deficit):
Company stockholders' equity (deficit):
Common stock ($.0001 par value; 140,000,000 shares authorized; 13,251,264 and 7,829,557 shares outstanding at December 31, 2010 and 2009, respectively)	1	1
Common stock—additional paid-in-capital	82,636	15,677
Warrants - additional paid-in-capital	4,820	4,619
Accumulated deficit	(52,341)	(60,905)

Total stockholders' equity (deficit)	35,116	(40,608)
Noncontrolling interest	—	13,477

Total equity (deficit)	35,116	(27,131)

Total liabilities and equity (deficit)	$227,857	$167,530

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements included elsewhere herein.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed statements of operations

For the years ended December 31, 2010, 2009 and 2008

(In thousands)

	2010	2009	2008
Revenues:
Equity in losses of subsidiaries of continuing operations	$(9,218)	$(11,305)	$(15,014)
Services	490	2,771	2,770

Operating loss	(8,728)	(8,534)	(12,244)
General and administrative expenses	(3,951)	(13,117)	(16,632)
Impairment on long lived asset	—	(833)	—
Change in fair value of preferred stock conversion feature embedded derivatives	(8,208)	(2,339)	2,118
Change in fair value of seneca holdco liability	(4,179)	—	—
Other income	19	405	334
Interest expense	(2)	(7)	—
Interest income	209	1,178	1,131

Loss before income taxes and loss from equity investments	(24,840)	(23,247)	(25,293)
Income tax benefit (expense)	3,252	(45,212)	9,414
Loss from equity investments	—	(399)	—

Net loss	(21,588)	(68,858)	(15,879)

Less—net loss attributable to noncontrolling interest	—	7,953	2,788

Net loss attributable to the company	(21,588)	(60,905)	(13,091)
Effects of recapitalization	8,521	—	—
Less—accretion of preferred stock to redemption value	(27,239)	(44,181)	(26,692)
Less—undistributed dividends allocated to preferred stockholders	(10,027)	(14,036)	(11,145)

Net loss attributable to the company's common stockholders	$(50,333)	$(119,122)	$(50,928)

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements elsewhere herein. The accompanying 2010, 2009, and 2008 parent company financial statements have been corrected to include undistributed dividends allocated to preferred stockholders, that the Company had not included in the previously filed schedule.

Renewable Energy Group, Inc.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed statements of redeemable preferred stock and equity (deficit)

for the years ended December 31, 2010, 2009 And 2008 (in thousands except share amounts)

			Company Stockholders' Equity (Deficit)
	Redeemable preferred stock shares	Redeemable preferred stock	Common stock shares	Common stock	Common stock - additional paid-in capital	Warrants - additional paid-in capital	Retained earnings (accumulated deficit)	Noncontrolling Interest	Total
BALANCE, January 1, 2008	8,578,945	$43,707	5,333,460	$1	$62,629	$4,556	$25,723	$807	$93,716
Issuance of preferred stock, net of $246 of issuance cost and $302 for embedded derivative	3,855,059	34,208	—	—	—	—	—	—	—
Issuance of common stock, net of $234 of issuance costs	—	—	2,388,097	—	5,081	—	—	—	5,081
Issuance of warrants	—	—	—	—	(63)	63	—	—	—
Contributions	—	—	—	—	—	—	—	22,820	22,820
Removal of noncontrolling interest as a result of deconsolidation	—	—	—	—	—	—	—	(602)	(602)
Stock compensation expense	—	—	—	—	3,574	—	—	—	3,574
Accretion of preferred stock to redemption value	—	26,692	—	—	(14,060)	—	(12,632)	—	(26,692)
Net loss	—	—	—	—	—	—	(13,091)	(2,788)	(15,879)

BALANCE, December 31, 2008	12,434,004	104,607	7,721,557	1	57,161	4,619	—	20,237	82,018
Issuance of preferred stock	30,353	334	—	—	—	—	—	—	—
Issuance of common stock	—	—	108,000	—	1,368	—	—	—	1,368
Stock compensation expense	—	—	—	—	2,522	—	—	—	2,522
Accretion of preferred stock to redemption value	—	44,181	—	—	(44,181)	—	—	—	(44,181)
Increase in Blackhawk Biofuels LLC members' equity from issuance of common stock	—	—	—	—	(1,193)	—	—	1,193	—
Net loss	—	—	—	—	—	—	(60,905)	(7,953)	(68,858)

BALANCE, December 31, 2009	12,464,357	149,122	7,829,557	1	15,677	4,619	(60,905)	13,477	(27,131)
Derecognition of REG Holdco preferred stock, common stock, and common stock warrants	(12,464,357)	(158,475)	(7,829,557)	(1)	(6,324)	(4,619)	—	—	(10,944)
Issuance of preferred stock, common stock, and common stock warrants to REG Holdco, net of $52,394 for embedded derivatives	13,164,357	102,287	7,549,557	1	14,222	4,619	—	—	— 18,842
Issuance of common stock in acquisitions, net of $862 for issue cost	—	—	5,501,707	—	79,305	—	—	—	79,305
Issuance of preferred stock in acquisitions, net of $1,158 for embedded derivatives	291,165	2,263	—	—	—	—	—	—	—
Issuance of warrants in acquisitions	—	—	—	—	—	1,269	—	—	1,269
Issuance of common stock	—	—	200,000	—	3,015	—	—	—	3,015
Conversion of warrants to restricted stock units	—	—	—	—	1,068	(1,068)	—	—	—
Blackhawk Biofuels LLC deconsolidation and transition adjustment	—	—	—	—	1,192	—	30,152	(13,477)	17,867
Stock compensation expense	—	—	—	—	1,720	—	—	—	1,720
Accretion of preferred stock to redemption value	—	27,239	—	—	(27,239)	—	—	—	(27,239)
Net loss	—	—	—	—	—	—	(21,588)	—	(21,588)

BALANCE, December 31, 2010	13,455,522	$122,436	13,251,264	$1	$82,636	$4,820	$(52,341)	$—	$35,116

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements included elsewhere herein.

SCHEDULE I

FINANCIAL INFORMATION OF PARENT COMPANY

Condensed Statements of Cash Flows

For the years ended December 31, 2010, 2009 and 2008

(in thousands)

	2010	2009	2008
Cash flows from operating activities:
Net loss	$(21,588)	$(68,858)	$(15,879)
Adjustments to reconcile net loss to net cash flows from operating activities:
Equity in losses of continuing operations	9,218	11,305	15,014
Depreciation expense	241	389	90
Amortization expense	92	175	—
Stock compensation expense	1,376	2,522	3,574
Loss from equity method investees	—	399	—
Impairment of long-lived assets	—	833	—
Deferred tax expense (benefit)	(3,252)	45,212	(8,268)
Change in fair value of preferred stock conversion feature embedded derivatives	8,208	2,339	(2,118)
Change in fair value of Seneca Holdco liability	4,179	—	—
Expense settled with stock issuance	—	334	—
Changes in asset and liabilities, net of effects from mergers and acquisitions:
Accounts receivable	(633)	—	—
Prepaid expenses and other assets	536	(6,245)	521
Accounts payable	1,728	3,980	8
Accrued expenses	—	(845)	1,673

Net cash flows from operating activities	105	(8,460)	(5,385)

Cash flows from investing activities:
Change in investments in subsidiaries	(1,855)	9,439	(18,476)
Cash paid for purchase of property, plant and equipment	(15)	(1,426)	(1,434)
Cash provided through Blackhawk acquisition	—	(155)	—
Cash provided through USBG acquisition	—	—	16,895

Net cash flows from investing activities	(1,870)	7,858	(3,015)

Cash flows from financing activities:
Cash received for issuance of note payable	—	100	—
Cash paid on note payable	(2)	(1)	—
Cash paid on note receivables to subsidiaries	(4,664)	—	—
Cash received from issuance of common stock to ARES Corporation	8,000	—	—
Cash paid for issuance cost of common and preferred stock	(280)	—	(480)

Net cash flows from financing activities	3,054	99	(480)

Net change in cash and cash equivalents	1,289	(503)	(8,880)
Cash and cash equivalents, Beginning of period	168	671	9,551

Cash and cash equivalents, End of period	$1,457	$168	$671

See notes to the Renewable Energy Group, Inc. and subsidiaries consolidated financial statements included elsewhere herein.